UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

ROCKWELL AUTOMATION, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Rockwell Automation

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2024

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

FEBRUARY 6, 2024 / 5:30 P.M. CST

MESSAGE FROM OUR CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

BLAKE D. MORET

CHAIRMAN, PRESIDENT AND

CHIEF EXECUTIVE OFFICER

December 13, 2023

“OUR FISCAL YEAR 2023 PERFORMANCE CREATES A STRONG FOUNDATION FOR FUTURE GROWTH.”

Dear Fellow Shareowners:

Our focus on superior customer service, increasing business resilience, and creating new ways to win helped Rockwell Automation deliver a record-breaking year. We significantly exceeded our 2023 full year growth and performance targets and grew both revenue and earnings by double-digits. Exceeding $9 billion in sales in fiscal 2023 is a new record, and one we achieved ahead of the timeframe originally anticipated in our 2019 strategic framework. Delivering this growth despite the headwinds presented by a global pandemic, supply chain challenges, and a dynamic geopolitical environment demonstrates the valuable role we play in helping manufacturers be more resilient, agile, and sustainable.

Our 2023 performance was fueled by a relentless focus on customer service, with the entire organization working to reduce our order backlog and improve product lead times. We also continued to innovate in both the software and hardware portions of our architecture, with the release of significant new offerings such as High Availability process I/O, FactoryTalk Optix for edge applications, and FactoryTalk DataMosaix for scalable information management. Our industrial cybersecurity expertise and ecosystem of differentiated partnerships helped us grow our cybersecurity services into a business of well over $100 million this fiscal year, with a significant portion being recurring revenue. Total Rockwell annual recurring revenue grew 16% year over year, with strong growth in both our software-as-a-service and recurring services offerings. Inorganic growth remains a priority, with our acquisition of Knowledge Lens adding significant scale to our Kalypso digital services business. The Clearpath Robotics and Verve Industrial cybersecurity acquisitions closed early in fiscal 2024.

Our fiscal year 2023 performance creates a strong foundation for future growth. The new strategic growth framework we outlined in November underscores our commitment to accelerating profitable growth with new ways to win. Our cybersecurity offerings, multi-discipline Logix platform, industry-specific solutions, and edge and cloud portfolio are just a few examples of the differentiated value we deliver to customers. These capabilities will drive faster secular growth, share growth and expanded market opportunities, along with annual recurring revenue. We see especially high multi-year growth potential in the EV, battery, life sciences, and energy transition industries. We will supplement our organic capabilities with acquisitions that help us expand our markets in Europe and Asia, add application-specific technology in focus industries, and deliver even more annual recurring revenue.

Our employees know that we win by driving simplification for both Rockwell Automation and our customers. This starts with our unique status as a large, pure play automation and digital transformation company. I am proud of the way both long-time and new employees around the world are coming together to embrace our purpose and our culture, as we create the future of industrial operations.  Given our track record of success, our culture, our differentiated portfolio and partner ecosystem, and our focus on new ways to win, nobody is better positioned than Rockwell Automation to deliver long-term shareowner and customer value.

Thank you for your trust in and ownership of Rockwell Automation.

BLAKE D. MORET

Chairman, President and Chief Executive Officer

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NOTICE OF 2024 ANNUAL MEETING OF SHAREOWNERS

MEETING INFORMATION

TUESDAY, FEBRUARY 6, 2024

5:30 p.m. CST

Rockwell Automation Global Headquarters

1201 South Second Street

Milwaukee, Wisconsin 53204

TO THE SHAREOWNERS OF ROCKWELL AUTOMATION, INC.

You are cordially invited to attend our 2024 Annual Meeting of Shareowners on Tuesday, February 6, 2024, at 5:30 p.m. (Central Standard Time). This meeting will be held at our Global Headquarters, 1201 South Second Street, Milwaukee, Wisconsin USA for the following purposes:

Item 1 - to elect as directors the two nominees named in the accompanying proxy statement;

Item 2 - to approve on an advisory basis the compensation of our named executive officers;

Item 3 - to approve the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2024;

and to transact such other business as may properly come before the meeting.

RECORD DATE

December 11, 2023

WHO MAY VOTE

You may vote if you were a shareowner of record at the close of business on the December 11, 2023 record date.

IMPORTANT MEETING INFORMATION

You will find information about the business to be conducted at the meeting in the attached proxy statement. At the meeting you will have a chance to ask questions of general interest to shareowners. You can read about our performance in the accompanying 2023 Annual Report on Form 10-K. In addition, we make available on our Investor Relations website at https://ir.rockwellautomation.com/investors a variety of information for investors.

Your vote is important to us. Whether or not you plan to attend the meeting, it is important that your shares are represented and voted. We encourage you to vote before the meeting by returning your proxy card or voting via the internet or by telephone. If you decide to attend the meeting, you will still be able to vote in-person during the meeting, even if you previously submitted your proxy. If you plan to attend the meeting, please follow the advance registration instructions on the inside back cover page of this proxy statement to obtain an admission card.

DISTRIBUTION

We are furnishing our proxy materials to our shareowners over the internet using “Notice and Access” delivery. This method reduces the environmental impact of our annual meeting. Certain shareowners will receive a printed copy of our proxy materials.

By order of the Board of Directors,

REBECCA W. HOUSE

Secretary

December 13, 2023

HOW TO CAST YOUR VOTE: You can vote by any of the following methods:

INTERNET (www.proxyvote.com) until February 5, 2024	BY TELEPHONE (1-800-690-6903) until February 5, 2024	BY MAIL Complete, sign and return your proxy by mail by February 2, 2024	IN-PERSON
In-person at the Annual Meeting. If you are a shareowner of record, your admission card will serve as proof of ownership. If you hold your shares through a broker, nominee, or other intermediary, you must bring proof of ownership to the meeting.

Note: The Board of Directors solicits votes by the execution and prompt return of the accompanying proxy in the enclosed return envelope or by use of the Company’s telephone or internet voting procedures.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

VOTING MATTERS

We are asking you to vote on the following proposals at the Annual Meeting:

ITEM	BOARD RECOMMENDATION	PAGE
Item 1: Election as directors of the two nominees named in this proxy statement	FOR each nominee	24
Item 2: Advisory vote to approve the compensation of our named executive officers	FOR	34
Item 3: Vote to approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2024	FOR	66

BOARD AND GOVERNANCE HIGHLIGHTS

•	All directors and nominees are independent except our Chairman
•	Our Lead Independent Director’s responsibilities are outlined in a Lead Independent Director Charter
•	Balanced director tenure with five directors with six years or less of service
•	Director term limits and mandatory retirement policy
•	Balanced director ages with four directors under age 60
•	Diverse Board, with four female directors and two African-American directors
•	Highly engaged Board with two directors each having missed one Committee meeting
•	Annual Board, Committee, individual director, and Lead Independent Director evaluations and assessment of Board leadership structure
•	By-laws provide for proxy access by shareowners
•	Code of Conduct for all employees and directors, with Board oversight of Code of Conduct matters relating to senior officers and directors
•	Stock ownership requirements for officers and directors
•	Anti-hedging and anti-pledging policies for officers and directors
•	Ethics training annually for all employees and directors
•	Long-standing commitment to corporate responsibility and sustainability
•	Active shareowner outreach and engagement

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	1

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SUMMARY OF BOARD COMPOSITION

The following chart highlights Board composition and certain key attributes of our director nominees and continuing directors on the Board. Additional information about each director’s experience and qualifications is set forth in their profiles.

	WILLIAM P.	ALICE L.	JAMES P.	BLAKE D.	PAM	DONALD R.	LISA A.	THOMAS W.	ROBERT W.	PATRICIA A.
	GIPSON	JOLLA	KEANE	MORET	MURPHY	PARFET	PAYNE	ROSAMILIA	SODERBERY	WATSON
Committee Membership
Audit
Compensation and Talent Management
Board Composition and Corporate Governance
Technology
Lead Independent Director
Governance Information
Independent
Tenure	3	1	12	7	4	15	8	7	2	6
Other Public Company Boards	1	0	0	0	1	2	1	0	0	0
Term Expiring	2026	Nominee	2025	2025	2026	2026	Nominee	2025	2026	2025
Demographics
Age	66	58	64	61	50	71	65	62	57	57
Race/Ethnicity
African-American/Black
Gender
Female
Male

   Chair

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	2

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EXECUTIVE COMPENSATION

Our compensation philosophy is designed to attract, retain, and motivate the high caliber executive talent necessary to deliver long term and sustained performance to our shareowners, customers, and other stakeholders. The philosophy is implemented through our executive compensation programs that provide flexible and effective total compensation opportunities relative to our corporate performance and are aligned with shareowner interests as discussed further in the Compensation Discussion & Analysis section. Our executive compensation program includes:

2023 Total Target Direct Compensation Mix
Element	Form of Award	Description	Period	CEO	Other NEOs
Base Salary	Cash	Competitive pay based on scope, experience, individual performance, and internal alignment.	One year
Annual Incentive (ICP)	Cash	Performance on four key financial goals with plus or minus adjustment up to 10% of target incentive for performance against strategic goals and cultural transformation across our four cultural tenets including 1) strengthen our commitment to integrity, diversity, and inclusion, 2) be willing to compare ourselves to best alternatives, 3) increase the speed of decision making, and 4) have a steady stream of fresh ideas. Additionally, positive or negative adjustments can be made for segment, team, and individual performance. Actual payouts can range from zero to 200% of target incentive.	One year
Long-Term Incentive (LTI)	Performance Shares (40%)	Realized value based on TSR performance relative to the S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware & Equipment). Payout can range from zero to 200% of target.	Vest after three years
	Stock Options (30%)	Realized value based on appreciation in stock price relative to original grant price. Appreciation can be realized during the ten-year life of the award.	Vest over three years in three equal annual installments
	Restricted Stock Units (30%)	Realized value based on our stock price performance	Vest over three years in three equal annual installments

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	3

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PROXY STATEMENT

2024 ANNUAL MEETING

This proxy statement and the accompanying proxy are furnished in connection with the solicitation by our Board of Directors (our Board) of proxies to be used at the Annual Meeting of Shareowners of Rockwell Automation on February 6, 2024 (the Annual Meeting) and at any adjournment of the Annual Meeting. We will refer to the company in this proxy statement as “we,” “us,” “our,” the “Company,” or “Rockwell Automation.”

THIS PROXY STATEMENT AND FORM OF PROXY ARE BEING DISTRIBUTED OR MADE AVAILABLE TO SHAREOWNERS BEGINNING ON OR ABOUT DECEMBER 20, 2023.

ROCKWELL AUTOMATION OVERVIEW

We are a global leader in industrial automation and digital transformation. We understand and simplify our customers’ complex production challenges and deliver the most valued solutions that combine technology and industry expertise. As a result, we make our customers more resilient, agile, and sustainable, creating more ways to win. We deliver value by helping our customers optimize production, build resilience, empower people, become more sustainable, and accelerate transformation.

Our principal executive office is located at 1201 South Second Street, Milwaukee, Wisconsin 53204, USA. Our telephone number is +1 (414) 382-2000, and our website is located at https://www.rockwellautomation.com. Our common stock trades on the New York Stock Exchange (NYSE) under the symbol ROK.

THIS PROXY STATEMENT INCLUDES STATEMENTS RELATED TO THE EXPECTED FUTURE RESULTS OF THE COMPANY AND ARE THEREFORE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTIONS DUE TO A WIDE RANGE OF RISKS AND UNCERTAINTIES, INCLUDING THOSE THAT ARE LISTED IN OUR SEC FILINGS.

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	4

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CORPORATE GOVERNANCE

LEAD INDEPENDENT DIRECTOR LETTER

JAMES P. KEANE

LEAD INDEPENDENT DIRECTOR

“OVER THE LAST YEAR THE BOARD HAS MAINTAINED ITS FOCUS ON ... OVERSEEING THE EVOLUTION OF THE COMPANY’S STRATEGY, WHILE AT THE SAME TIME ENSURING THAT THE MANAGEMENT TEAM IS MAINTAINING A STRONG RISK AND CONTROL ENVIRONMENT.”

Dear Fellow Shareowners:

I am honored to have been elected by the Board as Lead Independent Director this past February. Our entire Board is committed to strong, independent leadership, and the Lead Independent Director role is a critical part of our effective governance practices. One of the privileges I have in this role is to write to you about the work of the Board, which is focused on supporting the Company’s long-term success and delivering value to our shareowners.

BOARD OVERSIGHT OF COMPANY STRATEGY, RISK, AND ESG

Over the last year the Board has maintained its focus on development and succession planning for the Company’s leadership team and overseeing the evolution of the Company’s strategy, while at the same time ensuring that the management team is maintaining a strong risk and control environment. In this dynamic macroeconomic and geopolitical environment we have had heightened focus on business resiliency, the Company’s compliance with evolving regulatory standards, and mitigation of cybersecurity risk. The Board regularly discusses the Company’s strategy with management, including management’s progress towards short and long-term goals related to the Company’s strategic framework.

The Board is also actively engaged in overseeing the Company’s environmental, social, and governance (ESG) efforts. Our Committees receive regular updates from the management team on ESG efforts related to their respective areas of focus, including diversity, equity, and inclusion initiatives, environmental and climate change goals, and regulatory changes that impact governance and reporting. The Committees regularly share and discuss these updates with the full Board.

BOARD  SUCCESSION AND EFFECTIVENESS

As our business evolves, so does our Board. As we evaluate our leadership structure, add a new director, or change the composition of our Board committees, we do so with the objective of ensuring a balanced mix of skills, experiences, and perspectives. We had one director retire in February, J. Phillip Holloman, and have another director, Steven R. Kalmanson, who will retire just before our upcoming Annual Meeting of Shareowners.  After 10 and 13 years of service, respectively, we thank them for the valuable contributions they made to the Board and to the Company.

We welcomed our newest director, Alice Jolla, Chief Accounting Officer and Corporate Vice President, Corporate Finance and Services at Microsoft Corporation, in February 2023. Ms. Jolla brings strong financial experience with SaaS business models and extensive leadership skills. Ms. Jolla is the fourth new director that we have added over the past four years. The combination of their backgrounds and fresh perspectives with the historical knowledge and expertise of our longer-tenured directors helps us deliver great results for our Company and shareowners.

The Board is committed to ensuring we operate effectively on your behalf. This year we leveraged an outside expert to facilitate our annual Board evaluation process. Our directors openly discussed the strengths of the Board and areas for continued focus and improvement. Our healthy Board culture leverages the diverse skill sets and perspectives of our directors and encourages and enables candid dialogue.

On behalf of the Board we thank you for your investment in the Company and we remain dedicated to serving your interests in 2024 and beyond.

Jim Keane

Lead Independent Director

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	5

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ENVIRONMENTAL, SOCIAL, AND GOVERNANCE

Sustainability is central to our mission to make our customers more resilient, agile, and sustainable by delivering industrial automation and digital transformation solutions that simplify complex challenges. We have long understood that sustainability is a key imperative for our business and our stakeholders and we continuously adapt our sustainability approach to meet new challenges and make a meaningful, lasting difference in the world. Under the three sustainability pillars of Environmental, Social, and Governance (ESG), we prioritize the areas we believe will create the most value and help us deliver three outcomes: Sustainable Customers, Sustainable Company, and Sustainable Communities.

ENVIRONMENTAL

Rockwell Automation is uniquely positioned to have a positive impact on the world because we help our customers to achieve their own sustainability goals. We offer innovative ways to reduce waste, increase operational and resource efficiency, and enable customers to successfully navigate sustainable digital transformation. We strive to operate our own business with maximum efficiency with a focus on programs and initiatives to maximize resource efficiency (energy, water, waste) to reduce demand and emissions.

Carbon neutral by 2030
(scope 1 and 2 emissions)

•

Since announcing our carbon neutral goal in November 2020, we have developed and begun implementation of our roadmap to meet our carbon scope 1 and 2 goal.

•

We will disclose our material carbon scope 3 fiscal year 2022 baseline in our 2023 Sustainability Report, which will be available in early 2024.

Committed to
robust reporting

•

In 2022, we published our first Task Force on Climate-Related Financial Disclosures (TCFD) report, which describes integration of climate risk in our enterprise risk management.

•

Our sustainability reporting is robust and includes our Sustainability Report, SASB and TCFD disclosure reports.

SOCIAL

We are committed to making a positive impact on the world by investing in the communities where our employees live and work. Programs and activities that build science, technology, engineering, and math (STEM) skills are our key philanthropic focus.

OVER 15,000 HOURS OF VOLUNTEERING REPORTED	Our commitment to impacting our communities is also shared by our employees who reported over 15,000 volunteer hours this year. We also invest heavily in university and workforce training programs that address shortages of skilled manufacturing talent while providing access to family-supporting jobs. Every partnership is designed to provide equitable access to people with diverse backgrounds and experiences.

DIVERSITY, EQUITY, AND INCLUSION (DEI)

Diversity, equity, and inclusion is core to who we are and is integrated into our business strategic framework, cultural tenets, and business objectives.

DEI Vision

Our DEI vision is to establish a diverse, equitable, and inclusive culture that unleashes potential, enables collaboration and innovation, and improves outcomes for our employees, business, communities, customers, and stakeholders.

In 2022, we implemented a new DEI strategy and 3-year roadmap to enhance the pace and scale of our DEI outcomes. Our strategy is focused on the three pillars of culture, talent, and partnerships, and our approach is founded on ensuring our culture is one where all employees are enabled and inspired to do their best work.

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	6

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We have set goals to increase the representation of diverse talent globally and provide programs and training to help ensure our managers effectively lead diverse teams and demonstrate inclusive leadership behaviors.

Our plan includes goals and key performance indicators for:
•	increasing diverse representation across the enterprise,
•	customized business segment/function action plans,
•	sponsorship across dimension of diversity,
•	and inclusive leadership behaviors as a component of all people managers’ performance.

COMPANY CULTURE

Integrity guides our every action as we inspire, enable, and equip our people to innovate, outperform our competitors, and deliver on the needs of our customers.

Our culture principles:
•	Strengthen our commitment to integrity, diversity, equity, and inclusion
•	Be willing to compare ourselves to the best alternatives
•	Increase the speed of decision making
•	Ensure a steady stream of fresh ideas

EMPLOYEE HEALTH AND SAFETY

We believe the health and safety of our employees is integral to operational excellence. We strive for zero workplace injuries and illnesses and operate in a manner that recognizes safety as fundamental to the employee experience. We demonstrate leadership with our safety performance and have consistently reported best-in-class recordable case rate measures.

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	7

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GOVERNANCE

Our Governance pillar includes a focus on ethics and integrity, cybersecurity, product quality and safety, enterprise risk management, corporate governance, and engaging our stakeholders. The following provides an overview of our corporate governance practices and Board attributes:

BOARD OF DIRECTORS	ALIGNMENT WITH SHAREOWNERS

•

Size of continuing Board – 10

•

Plurality vote with director resignation policy for failure to receive a majority of votes cast in uncontested director elections

•

Lead Independent Director

•

All directors are expected to attend the Annual Meeting

•

Generally directors do not stand for re-election after age 72

•

Director term limit

•

Annual equity grants align interests of directors and officers with those of shareowners

•

Annual advisory approval of executive compensation by shareowners

•

Stock ownership requirements for officers and directors

•

Active shareowner outreach and engagement

BOARD COMPOSITION	COMPENSATION

•

Number of independent directors – 9

•

Diverse Board with different backgrounds, experiences, and expertise, as well as balanced mix of ages and tenure of service

•

All Board members have experience with corporate governance matters

•

Audit Committee has financial experts

•

Four female directors and two African-American directors

•

No employment agreements with officers

•

Limited use of change of control agreements

•

Executive compensation is tied to performance – 68% of CEO pay and 62% of other NEO pay is performance-based

•

Anti-hedging and anti-pledging policies for directors and officers

•

Recoupment policy and clawback agreements

BOARD PROCESSES	INTEGRITY AND COMPLIANCE

•

Independent directors meet without management present

•

Annual Board and Committee self-assessments and individual director and Lead Independent Director evaluations

•

Board orientation program

•

Guidelines on Corporate Governance approved by Board

•

Board plays active role in strategy, risk, and ESG oversight

•

Full Board regularly reviews succession planning for CEO and senior management

•

Code of Conduct for employees, officers, and directors

•

Supplier and PartnerNetwork Codes of Conduct

•

Board oversight of Code of Conduct matters relating to senior officers and directors

•

Environmental, health, and safety policies

•

Annual training on ethics is required for all employees and the Board

•

Commitment to corporate responsibility and sustainability

•

Annual Sustainability Report

SHAREOWNER RIGHTS	OTHER

• Confidential voting policy • By-laws provide proxy access to shareowners

•

Employees may vote their shares in Company-sponsored plans

•

An independent inspector tabulates shareowner votes for the Annual Meeting

•

Disclosure Committee ensures timely and accurate disclosures in SEC reports

•

No multiple voting rights, enhanced voting rights, voting certificates, or non-voting shares

•

Board receives a report on information security matters at each meeting and at least annually reviews the Company’s information security strategy

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	8

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BOARD’S ROLE AND RESPONSIBILITIES

OVERVIEW

The Board is responsible for overseeing the business and affairs of the Company, including corporate governance, corporate responsibility, business strategy, enterprise risk, business performance, capital management, executive compensation, and human capital management, including succession planning and development of the executive management team. The Board is focused on helping the Company achieve long-term value creation for its shareowners and other stakeholders and maintaining the Company’s strong commitment to integrity and ethical conduct in all of the Company’s relationships and business transactions.

BOARD’S ROLE IN RISK OVERSIGHT

The Board provides oversight of management’s program of enterprise risk management and reviews significant risks through both the whole Board and its Committees. Our Annual Report on Form 10-K for the year ended September 30, 2023 contains a detailed description of the most significant enterprise risks that we face.

BOARD RESPONSIBILITY

The Board has primary responsibility for oversight of management’s program of enterprise risk management for the Company. The standing Committees of the Board address the risks related to their respective areas of oversight. Our risk oversight is aligned with the Board’s oversight of the Company’s strategies and business plans. Thus, the Board ordinarily receives reports on the risks implicated by the Company’s strategic decisions concurrent with the deliberations leading to those decisions. The full Board annually receives an update on the enterprise risk management program and receives reports from management on enterprise risks that are not specifically assigned to a Committee.

In general, the Committees oversee the following risks:

AUDIT COMMITTEE

•

Responsible for reviewing the overall guidelines and policies that govern our process for risk assessment and management

•

Provides oversight regarding financial risks

•

Receives regular reports on management policies and practices relating to the Company’s financial statements and the effectiveness of internal controls over financial reporting

•

Receives regular reports from the Company’s independent auditor and general auditor, as well as the Chief People and Legal Officer, the Chief Compliance Officer, and the Ombuds, regarding legal and compliance risks

COMPENSATION AND TALENT MANAGEMENT COMMITTEE

•

Considers the risk implications of the incentives created by our compensation programs

•

Oversees risk implications for our strategies and initiatives relating to talent management

TECHNOLOGY COMMITTEE

•

Oversees risks related to technology, information security, product and service security, software, and emerging technologies

•

Conducts an annual review of the cybersecurity risks associated with product and service security and secure development environments, including a detailed review of management action plans to address any audit findings relating to those risks

BOARD COMPOSITION AND CORPORATE GOVERNANCE COMMITTEE

•

Oversees governance-related risks, including conflicts of interest, director independence, Board and Committee structure and performance, and Code of Conduct matters, including for senior executives and directors

•

Oversees risk implications of policies and practices with respect to corporate responsibility and culture, diversity, equity, and inclusion, safety and environmental protection, climate change, and sustainability

MANAGEMENT RESPONSIBILITY

The responsibility for managing risk rests with executive management. Management periodically reports to the Board regarding the system that is used to assess, manage, and monitor risks. Management also reports to the Board on the risks it has assessed to be the most significant, together with management’s plans to mitigate those risks. Executive officers are assigned responsibility for managing the risks deemed most significant.

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	9

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BOARD’S ROLE IN MANAGEMENT SUCCESSION PLANNING

Our Board considers succession planning and development to be a critical part of the Company’s long-term strategy. The Board oversees CEO and senior management succession and development plans, and at least annually it reviews senior management succession and development plans with our CEO. With regard to CEO succession planning, the Board regularly discusses potential CEO candidates and their development and preparedness. The Board also takes an active role in the oversight of overall talent management and has opportunities to engage with high potential and emerging leaders and interact with and assess talent throughout the organization.

Committees of the Board also have oversight responsibility for topics related to succession planning. The Board Composition and Corporate Governance Committee defines the skills, attributes, and other criteria to be used for succession plans for the CEO. The Compensation and Talent Management Committee oversees the succession and development of other senior management as well as the Company’s management strategies and initiatives relating to talent management and employee engagement.

BOARD’S ROLE IN ENVIRONMENTAL, SOCIAL, AND GOVERNANCE MATTERS

Corporate responsibility and sustainability are important priorities for the Board and the Company. We have a strong commitment to being an ethical and responsible company acting with integrity and respect for each other, our communities, and the environment, which starts with the tone set by the Board. We adhere to a Code of Conduct that applies to all employees and directors. The Code of Conduct is based on principles and laws that guide the decisions and actions of our employees.

The Board has primary responsibility for oversight of ESG matters, including initiatives and programs related to sustainability, corporate culture, and human capital management, with the standing Committees supporting the Board by addressing these specific ESG matters related to their respective areas of oversight. The Board Composition and Corporate Governance Committee reviews and assesses the Company’s policies and practices with respect to matters affecting the Company’s culture and corporate responsibilities, including environmental protection, climate change, and sustainability. In relation to human capital management in particular, the standing Committees of the Board address the risks related to their respective areas of oversight as outlined below.

BOARD OVERSIGHT OF HUMAN CAPITAL MANAGEMENT

Area		Committee
Employee Well-Being and Safety
•

We strive for zero workplace injuries and illnesses and operate in a manner that recognizes safety as fundamental to the Company being a great place to work.

•

We offer benefits and programs that focus on holistic well-being, including physical, mental, and financial health.

• Board Composition and Corporate Governance • Compensation and Talent Management
Ethics and Compliance	• It is critical that all our employees let integrity guide every action, constantly adhering to our Company’s Code of Conduct, so we win the right way.	• Board Composition and Corporate Governance • Audit
Talent/Workforce Management
•

The strategic management of talent means we hire and retain the right talent, both for immediate needs and for meeting the requirements of future business strategies. We foster this management with programs that focus on:

•

Acquiring and retaining the best talent for our business needs,

•

Talent development and training, and

•

Succession planning for senior management.

• Compensation and Talent Management • Technology
CEO Succession Planning	• We define the necessary skills and attributes of the CEO based on the Company’s short and long-term strategy. • We regularly review CEO succession plans, including emergency CEO succession.	• Board Composition and Corporate Governance
Culture
•

Culture is the foundation for our accelerated growth. At Rockwell, we focus on four tenets of our culture: strengthen our commitment to integrity, diversity, and inclusion, be willing to compare ourselves to the best alternatives, increase the speed of decision making, and have a steady stream of fresh ideas.

• Board Composition and Corporate Governance
Diversity, Equity, and Inclusion
•

Our diverse and inclusive culture allows us to fully leverage innovation and teamwork while delivering our commitments to employees, customers, and shareowners. We want our workforce to reflect the communities where we live and work globally.

• Board Composition and Corporate Governance

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	10

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Area		Committee
Employee Engagement
•

We want to be a place where employees are enabled and inspired to do their best work, which is why we measure employee engagement and enablement to remove barriers, take rapid action, and improve employee experience.

• Board Composition and Corporate Governance • Compensation and Talent Management
Succession Planning for Senior Leaders	• We focus on leadership development to ensure we are building the necessary skills and talent for the future. • We actively manage the pipeline of key Company talent.	• Board Composition and Corporate Governance • Compensation and Talent Management
Executive Compensation

Our executive compensation program is designed to:

•

Motivate executives to create shareowner value,

•

Attract and retain executive talent, and

•

Balance rewards based on performance from our financial results and strategic goals with appropriate risk-taking.

• Compensation and Talent Management
Total Rewards – Broader Workforce	• We are committed to providing competitive compensation, benefits, and well-being programs to ensure we attract, motivate, and retain talent across our global workforce.	• Compensation and Talent Management

SHAREOWNER ENGAGEMENT

We believe that effective corporate governance should include regular engagement with our shareowners. We are committed to fostering strong relationships with constructive conversations and an open dialogue with shareowners through our ongoing program of outreach that is management-led and overseen by the Board. During the fall, we invite our largest shareowners (excluding brokerage accounts) to discuss our ESG practices and executive compensation program. We also solicit input on topics of importance to our shareowners. We conduct additional outreach with our largest shareowners during the proxy season, with post-annual meeting follow-up as appropriate. In addition, throughout the year our Investor Relations team along with our CEO and CFO engage with our shareowners frequently.

In the fall of 2023, we invited shareowners representing approximately half of our outstanding shares to calls and received feedback from shareowners representing 34% of our outstanding shares. Our discussions focused on ESG initiatives, practices, and trends, including sustainability practices and opportunities, board governance, diversity, equity, and inclusion programs and metrics, and our executive compensation program. We also discussed other topics important to our shareowners.

Shareowner feedback from our outreach calls and any shareowner letters that we receive are presented to and discussed with the Board. The Board values the views of shareowners and considers shareowner feedback in establishing and evaluating appropriate policies and practices. Acting in line with shareowner feedback and other input, in the past our Board proactively adopted a proxy access by-law and enhanced disclosure of director skills, Board processes, ESG matters, and the Audit Committee’s review of auditor tenure and rotation in our proxy statement.

We believe that regular engagement with our shareowners helps to strengthen our relationships with shareowners, helps us to better understand shareowner views on our ESG practices and initiatives, and provides us with insights into ESG and compensation topics and trends.

COMMUNICATIONS TO THE BOARD AND OMBUDS

Shareowners and other interested parties may send communications to the Board, an individual director, the Lead Independent Director, the non-management directors as a group, or a Board Committee at the following address:

Rockwell Automation, Inc.

c/o Corporate Secretary
1201 South Second Street
Milwaukee, Wisconsin 53204, USA
Attn: Board of Directors

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The Secretary will receive and process all communications before forwarding them to the addressee. The Secretary will forward all communications unless the Secretary determines that a communication is a business solicitation or advertisement, or requests general information about us.

In accordance with procedures approved by the Audit Committee, concerns about accounting, internal controls, or auditing matters should be reported to the Ombuds as outlined in our Code of Conduct, which is available on our website at https://ir.rockwellautomation.com, from the Governance dropdown menu select “Ethics and Compliance”, then select the “Rockwell Automation Code of Conduct.” The Code of Conduct is also available in print to any shareowner upon request. The Ombuds and Chief Compliance Officer are required to report promptly to the Audit Committee all reports of questionable accounting or auditing matters that the Ombuds receives and all matters involving allegations of a serious violation of the Code of Conduct by a senior executive or director that the Chief Compliance Officer receives. You may contact the Ombuds by addressing a letter to:

Ombuds
Rockwell Automation, Inc.

1201 South Second Street
Milwaukee, Wisconsin 53204, USA

You may also contact the Ombuds by telephone at
+1 (800) 552-3589 (US only)
e-mail at ombuds@ra.rockwell.com,
fax at +1 (414) 382-8485, or,
if you wish to remain anonymous, by going to:
https://rockwellautomation.ethicspoint.com.

BOARD STRUCTURE

LEADERSHIP STRUCTURE

The Board takes a flexible approach to its leadership structure, allowing it to adapt its structure depending on current circumstances. The Board reviews its leadership structure at least annually and will vary that structure in order to ensure effective oversight and operations. The Board regularly evaluates whether to separate or combine the roles of Chairman and CEO, and the leadership structure depends on the current performance of the Company and the experience and knowledge of the CEO. Currently, the Board has combined the roles of Chairman and CEO, and Mr. Moret serves in both capacities. The Board believes that this structure enhances overall Board effectiveness and interaction with management, and provides the Company with strong, clear leadership and strategic vision.

The Board believes that a unified leadership structure continues to work well and is the right model for us to successfully execute our strategy. In making this decision, the Board considers the Company’s performance, operating and governance environment, investor feedback, and the Board’s composition, functioning, and effectiveness. The Board believes that Mr. Moret has the skills, experience, and character to provide the Company with strong and effective leadership, including:

•	long experience and deep knowledge of the Company, its customers, and its business operations and strategy,
•	deep industry knowledge and expertise, and
•	proven leadership skills with the vision necessary to lead the Board and our Company.
The leadership structure of the Board and Company is further strengthened by:
•	the leadership provided by our Lead Independent Director, with defined roles and responsibilities set forth in a Lead Independent Director Charter,
•	refreshment/election of new directors,
•	our process for evaluating Board and Committee structure, including rotation of the Lead Independent Director, directors on Committees, and Committee chair positions,
•	the independence of all members of the Audit, Board Composition and Corporate Governance, Technology, and Compensation and Talent Management Committees,
•	our governance guidelines and practices,
•	our processes for evaluating the Board and management, and focus on Board succession planning,
•	our effective shareowner engagement practices, and
•	our strong commitment to integrity and compliance with the highest standards of legal and ethical conduct.

LEAD INDEPENDENT DIRECTOR

Our Guidelines on Corporate Governance require the appointment of a Lead Independent Director in the event the Chairman is a management director, a framework that further strengthens the leadership of the Company. The Board adopted a separate charter for the Lead Independent Director to formalize existing practices and strengthen the role. In February 2023, the Board elected James P. Keane to serve as Lead Independent Director. Mr. Keane is an experienced director having served as chairman and CEO of a large public company and as a board member of several large business organizations.

The Board’s independent oversight function is further enhanced because the directors have complete access to management, the Board and the Committees may retain their own advisors, and there is an annual evaluation by the independent Compensation and Talent Management Committee in collaboration with the Lead Independent Director of our CEO’s performance against predetermined goals with input from the other independent directors.

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The following chart sets forth the primary roles and responsibilities of the Chairman and the Lead Independent Director. We believe the Board’s leadership structure is appropriate for the Company, providing effective independent oversight of management and ensuring a highly independent, engaged, and functioning Board.

BLAKE D. MORET	JAMES P. KEANE
Chairman since 2018	Lead Independent Director since 2023
•

Provides strategic vision for the Company as Chairman and CEO

•

Establishes the agenda for Board meetings

•

Presides at meetings of the Board

•

Ensures provision of proper meeting materials and attendance of executives and advisors for meetings of the Board

•

Consults with the Board Composition and Corporate Governance Committee on matters of corporate governance

•

Consults with the Board Composition and Corporate Governance Committee on Committee composition

•

Acts as Chairman of and presides at meetings of shareowners

•

Calls special meetings of the Board

•

Consults with the Board Composition and Corporate Governance Committee on leadership structure of the Board

•

Does not serve on any Committees but attends all Committee meetings

•

Works to ensure the Board functions with appropriate independence from management

•

Acts as a key liaison between the Chairman and the independent directors

•

Communicates Board feedback to the Chairman after each Board meeting

•

Collaborates with the Chairman to develop Board meeting agendas

•

Collaborates with the Compensation and Talent Management Committee to conduct the annual evaluation of the performance of the Chairman and CEO

•

Collaborates with the Chairman and Board Composition and Corporate Governance Committee on matters related to Board effectiveness

•

Presides at independent director sessions of the Board

•

Presides at Board meetings if the Chairman is not present

•

Calls meetings of the independent directors when necessary

•

Does not serve on any Committees but attends all Committee meetings

BOARD MEETINGS AND COMMITTEES

Our business is managed under the direction of the Board. The Board has established four standing committees: the Audit Committee, the Board Composition and Corporate Governance Committee, the Compensation and Talent Management Committee, and the Technology Committee, whose principal functions are briefly described below. Each Committee has a written charter that sets forth the duties and responsibilities of the Committee. Current copies of the Committee charters are available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html. The Committees review and assess the adequacy of their charters each year and recommend any proposed changes to the Board for approval. During fiscal 2023, the Board did not make changes to any Committee charters.

In fiscal 2023, the Board held seven meetings and on four occasions acted by written consent in lieu of a meeting. All of the directors attended 100% of the meetings except two directors who each missed one Committee meeting. All directors attended 92% or more of the total number of Board and Committee meetings. Under our Guidelines on Corporate Governance, directors are expected to attend the Annual Meeting of Shareowners. All directors attended the 2023 Annual Meeting of Shareowners.

INDEPENDENT DIRECTOR SESSIONS

The independent directors meet in executive session without any officer or member of management present in conjunction with regular meetings of the Board and each Committee. The Lead Independent Director presides over independent director sessions of the Board, and Committee Chairs preside over executive sessions of their respective Committees. Following each executive session, the Lead Independent Director and the Committee Chairs discuss with the Chairman and CEO appropriate matters from these sessions.

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COMMITTEES OF THE BOARD

Audit Committee	Current Members

ROLES AND RESPONSIBILITIES:

•

Assist the Board in overseeing and monitoring the integrity of our financial reporting processes, our internal control and disclosure control systems, the integrity and audits of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm.

•

Appoint our independent registered public accounting firm, subject to shareowner approval.

•

Approve all audit and audit-related fees and services and permitted non-audit fees and services of our independent registered public accounting firm.

•

Review with our independent registered public accounting firm and management our annual audited and quarterly financial statements.

•

Discuss with management our quarterly earnings releases.

•

Review with our independent registered public accounting firm and management the quality and adequacy of our internal controls.

•

Discuss with management our financial risk assessment and risk management policies.

Lisa A. Payne (Chair) Alice L. Jolla Pam Murphy Donald R. Parfet Robert W. Soderbery Number of Meetings in Fiscal 2023: Seven

INDEPENDENCE:

•

All members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the Securities and Exchange Commission (SEC). The Board has determined that Mss. Jolla, Murphy, and Payne and Mr. Parfet qualify as “audit committee financial experts” as defined by the SEC.

Board Composition and Corporate Governance Committee	Current Members

ROLES AND RESPONSIBILITIES:

•

Consider and recommend to the Board qualified candidates for election as directors of the Company.

•

Review leadership structure of the Board.

•

Consider matters of corporate governance and review adequacy of our Guidelines on Corporate Governance.

•

Administer the Company’s related person transactions policy.

•

Annually assess and report to the Board on the performance of the Board as a whole and of the individual directors.

•

Recommend to the Board the members of the Committees of the Board and the director to serve as Lead Independent Director.

•

Conduct an annual review of director compensation and recommend to the Board any changes. See “Director Compensation” below.

•

Define skills and attributes used in the evaluation for CEO succession planning and recruitment and review the criteria with the Board in the context of the Company’s strategy and needs.

•

Review the application of the Company’s Code of Conduct to the Company’s senior executive officers and directors, address any misconduct or matters involving a senior executive or director, and report and make recommendations to the Board as to any such matters as appropriate.

•

Review and assess the Company’s policies and practices with respect to matters affecting our corporate responsibilities, including diversity, equity, and inclusion, Company culture, environmental protection, climate change and sustainability, employee health and safety, community relations, and corporate social responsibility.

William P. Gipson (Chair) Alice L. Jolla Steven R. Kalmanson Donald R. Parfet Number of Meetings in Fiscal 2023: Four, plus one action taken by written consent
INDEPENDENCE: • All members of the Board Composition and Corporate Governance Committee are independent directors as defined by the NYSE.

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Compensation and Talent Management Committee	Current Members

ROLES AND RESPONSIBILITIES:

•

Evaluate the performance of our senior executives, including the CEO.

•

Make recommendations to the Board with respect to executive compensation plans.

•

Review and approve salaries, incentive compensation, equity awards, and other compensation of officers.

•

Review the salary plan for the CEO and other executives who directly report to the CEO.

•

Oversee succession and development plans for senior management.

•

Review and discuss with the Company’s management strategies and initiatives relating to talent management and employee engagement.

•

Review and approve corporate goals and objectives.

•

Oversee the design and competitiveness of the Company’s overall compensation programs and benefits.

•

Oversee the work and independence of any advisor retained by the Compensation and Talent Management Committee.

Patricia A. Watson (Chair) Lisa A. Payne Steven R. Kalmanson Thomas W. Rosamilia Number of Meetings in Fiscal 2023: Four, plus three actions taken by written consent

INDEPENDENCE:

•

All members of the Compensation and Talent Management Committee are independent directors as defined by the NYSE and are not eligible to participate in any of our compensation plans or programs, except our 2020 Long-Term Incentives Plan for annual retainer fees in the form of equity awards and Directors Deferred Compensation Plan.

ROLE OF INDEPENDENT COMPENSATION CONSULTANTS:

•

The Compensation and Talent Management Committee has engaged Willis Towers Watson, an executive compensation consulting firm that is directly accountable to the Compensation and Talent Management Committee, to provide advice on compensation trends and market information to assist the Compensation and Talent Management Committee in fulfilling its duties, including the following responsibilities: review executive compensation and advise of changes to be considered to improve effectiveness consistent with our compensation philosophy; provide market data and recommendations on CEO and other executive compensation; review materials and attend Compensation and Talent Management Committee meetings; and advise the Compensation and Talent Management Committee on best practices for governance of executive compensation as well as areas of possible concern or risk in the Company’s programs. The Compensation and Talent Management Committee annually reviews the performance and independence of the consultants.

•

Willis Towers Watson serves as the Compensation and Talent Management Committee’s advisor and is directly engaged by and is accountable to the Compensation and Talent Management Committee, and has not been engaged by management for other services, except as described in this section. During fiscal 2023, Willis Towers Watson was paid approximately $228,000 for executive compensation advice, other services to the Compensation and Talent Management Committee, director compensation advice and other services to the Board Composition and Corporate Governance Committee. During fiscal 2023, Willis Towers Watson was also paid approximately $3,531,000, of which $3,080,000, or 87%, was for core actuarial services and $451,000, or 13%, was for other human resources services to the Company and its benefit plans. The engagements for these other services were recommended by management and approved by the Compensation and Talent Management Committee.

In fiscal 2023, the Compensation and Talent Management Committee utilized Willis Towers Watson to serve as its independent compensation consultant after assessing the firm’s independence, taking into consideration the following factors, among others:

•

The Compensation and Talent Management Committee’s oversight of the relationship between the Company and Willis Towers Watson mitigates the possibility that management could misuse other engagements to influence Willis Towers Watson’s compensation work for the Compensation and Talent Management Committee.

•

Willis Towers Watson has adopted internal safeguards to ensure that its executive compensation advice is independent and has provided the Compensation and Talent Management Committee with a written assessment of the independence of its advisory work to the Compensation and Talent Management Committee for fiscal 2023.

•

The Compensation and Talent Management Committee retains ultimate decision-making authority for all executive pay matters and understands Willis Towers Watson’s role is simply that of advisor.

•

There are no significant business or personal relationships between Willis Towers Watson and any of our executives or members of the Compensation and Talent Management Committee.

•

Based on this assessment, the Compensation and Talent Management Committee has concluded that it is receiving objective and independent advice from Willis Towers Watson and that its work for the Company does not raise any conflict of interest.

The Compensation and Talent Management Committee intends to continue to oversee all relationships between the Company and Willis Towers Watson to ensure that the Compensation and Talent Management Committee continues to receive objective compensation advice from Willis Towers Watson. In addition, the Compensation and Talent Management Committee will review and approve the type and scope of all services provided by Willis Towers Watson and the amounts paid by the Company for such services.

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Technology Committee	Current Members

ROLES AND RESPONSIBILITIES:

•

Review and assess our innovation and technology matters, including investments in technology, research and development, technology initiatives, and our strategy and approach to technical talent management.

•

Assist in oversight of risks associated with technology, information security, product and service security, software, emerging technologies, and technical talent.

•

Review and assess practices with respect to customer needs for technology development and messaging and marketing of our technologies.

•

Periodically review our intellectual property strategy and activities.

Thomas W. Rosamilia (Chair) William P. Gipson Pam Murphy Robert W. Soderbery Patricia A. Watson Number of Meetings in Fiscal 2023: Four
INDEPENDENCE: • All members of the Technology Committee are independent directors as defined by the NYSE.

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BOARD PROCESSES

BOARD AND COMMITTEE EVALUATIONS

The Board and its Committees conduct self-assessments annually at their fall meetings. The Board Composition and Corporate Governance Committee annually reviews the style and manner in which the evaluations will be conducted to ensure they are effective for the Company and its strategy. The Board will vary its evaluation approach based on the needs of the Board at any given time and change it from time to time to enable different forms of feedback. The Board uses different approaches for its evaluations, including written questionnaires and in-depth confidential interviews with individual directors conducted by the Chair of the Board Composition and Corporate Governance Committee, meetings with certain members of management, and use of a third-party facilitator as determined by the Board. The Chair of the Board Composition and Corporate Governance Committee oversees the Board evaluation process, including the evaluation of the Lead Independent Director. This year’s annual evaluation process, which was led by a third-party facilitator, is summarized below.

FY23 ACTION	DESCRIPTION
The Board Composition and Corporate Governance Committee discussed the format for this year’s annual evaluations and after a robust review chose a knowledgeable and experienced third-party facilitator to conduct the Board and Committee evaluations.
APPROACH
Each director received materials for the annual evaluation of (i) the Board’s performance and contributions of individual directors, (ii) his or her Committees, and (iii) Lead Independent Director performance. The materials included the descriptions of key parameters for Board effectiveness to guide the individual director discussions with the third-party facilitator, the Board and Committee self-assessment process, Committee charters, suggested topics for discussion, and information on attendance, Committee composition, and meeting agenda items.
PREPARATION
Each director was asked to consider a list of high-level questions to assist with the evaluation of the Board, individual directors, and Committees. As part of the evaluation process, directors were asked to provide feedback on the performance of other directors, including the Lead Independent Director. Similar to previous years, certain members of senior management were included in the Board evaluation process.
PERFORMANCE REVIEW
The Board reviewed its Guidelines on Corporate Governance, including the guidelines for determining director independence, to ensure they promote effective board functioning. They also received an update from the Chief Legal Officer on recent governance developments, regulations, and best practices. Each Committee conducted a self-assessment and reviewed its charter to confirm compliance with all charter requirements. In addition, the Board Composition and Corporate Governance Committee conducted its annual review of the Board Membership Criteria.
CORPORATE GOVERNANCE REVIEW
The third-party facilitator prepared a written report summarizing the annual evaluation of Board performance, including findings and recommendations. The report was reviewed and discussed with the Chairman and CEO, the Lead Independent Director, and the Board Composition and Corporate Governance Committee. The full Board also received the report for consideration and discussion in executive session. The Committee Chairs reported to the Board on their Committee evaluations, noting any actionable items. Past evaluations have identified a wide range of topics for Board focus such as strategy, continuing education, Board communications, risk management, acquisitions, and succession planning.
EVALUATION REPORT
The Board and Committees address areas of focus and any actionable items throughout the year.
ACTIONABLE ITEMS

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DIRECTOR EDUCATION

Our Board believes in continuous improvement of Board effectiveness and functioning as well as development of individual skills and knowledge. All new directors are required to participate in our director orientation program to familiarize them with the Company’s business, strategic plans, significant financial, accounting, and risk management issues, ethics and compliance programs, corporate governance practices, sustainability strategy, principal officers, and internal and independent auditor.

Our directors participate in our annual ethics training. In addition, we provide the Board with regular presentations and memoranda on key business, ESG, and other important topics intended to help directors stay current on practices and emerging issues and in carrying out their responsibilities, with focus in fiscal 2023 on global regulatory changes, innovative technology, and sustainability. Directors from time-to-time tour Company facilities and attend our trade shows and investor events. Directors also receive presentations and reports from our auditors, consultants, and other outside advisors and participate in outside continuing education programs to increase their knowledge and understanding of the duties and responsibilities of directors and the Company, regulatory developments, emerging trends, and best practices.

RELATED PERSON TRANSACTIONS

The Board has a written policy regarding how it will review and approve related person transactions (as defined below). The Board Composition and Corporate Governance Committee is responsible for administering this policy. The policy is available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html.

The policy defines a related person transaction as any transaction in which the Company is or will be a participant, in which the amount involved exceeds $120,000, and in which any Related Person or any of their immediate family members has or will have a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, and shareowners who own more than 5% of the Company’s securities. The policy sets forth certain transactions, arrangements, and relationships not reportable under SEC rules that do not constitute related person transactions.

Under this policy, each director, director nominee, and executive officer must report each proposed or existing transaction between us and that individual or any of that individual’s immediate family members to our Chief Legal Officer. Our Chief Legal Officer will assess and determine whether any transaction reported to her, or of which she learns, constitutes a related person transaction. If our Chief Legal Officer determines that a transaction constitutes a related person transaction, she will refer it to the Board Composition and Corporate Governance Committee. If a reported transaction involves the Chief Legal Officer or any immediate family member, the assessment and determination will be made by the Chief Financial Officer and referred to the Board Composition and Corporate Governance Committee, as appropriate. The Board Composition and Corporate Governance Committee will approve or ratify a related person transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its shareowners. In determining whether to approve or ratify a related person transaction, the Board Composition and Corporate Governance Committee will consider factors it deems appropriate, including:

•	the fairness to the Company;
•	whether the terms of the transaction would be on the same basis if a related person was not involved;
•	the business reasons for the Company to participate in the transaction;
•	whether the transaction may involve a conflict of interest;
•	the nature and extent of the related person’s and our interest in the transaction; and
•	the amount involved in the transaction.

There are no related person transactions to report in this proxy statement.

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CORPORATE GOVERNANCE DOCUMENTS

You will find current copies of the following corporate governance documents on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html:

•	Board of Directors Guidelines on Corporate Governance
•	Audit Committee Charter
•	Compensation and Talent Management Committee Charter
•	Board Composition and Corporate Governance Committee Charter
•	Technology Committee Charter
•	Lead Independent Director Charter
•	Code of Conduct
•	Related Person Transactions Policy
•	Hiring Policy for Employees of Outside Auditor
•	Executive Compensation Recoupment Policy
•	Shareowner Communications to the Board and Ombudsman
•	Certificate of Incorporation
•	By-laws

We will provide printed copies of any of these documents to any shareowner upon written request to Rockwell Automation Shareowner Relations, 1201 South Second Street, Milwaukee, WI 53204, USA.

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ELECTION OF DIRECTORS

BOARD OF DIRECTORS

INTRODUCTION

Our certificate of incorporation provides that the Board will consist of three classes of directors serving staggered three-year terms that are as nearly equal in number as possible. One class of directors is elected each year with terms extending to the third succeeding Annual Meeting after election.

The Board has nominated two current directors, upon the recommendation of the Board Composition and Corporate Governance Committee, for election as directors at this Annual Meeting with terms expiring at the 2027 Annual Meeting. Steven R. Kalmanson provided notification of his retirement as a director effective immediately before this Annual Meeting and was therefore not nominated for re-election. The Board decreased its number of directors from eleven to ten effective immediately before this Annual Meeting.

Proxies properly submitted will be voted at the meeting, unless authority to do so is withheld, for the election of the two nominees specified below, subject to applicable NYSE regulations. If for any reason any of these nominees is not a candidate when the election occurs (which is not expected), proxies and shares properly authorized to be voted will be voted at the meeting for the election of a substitute nominee. Alternatively, the Board may decrease the number of directors.

The Board has adopted Guidelines on Corporate Governance that contain general principles regarding the responsibilities and function of our Board and Board Committees. The Guidelines on Corporate Governance set forth the Board’s governance practices with respect to leadership structure, Board meetings and access to senior management, director compensation, director qualifications, Board performance, management development and succession planning, director stock ownership, and enterprise risk management. The Guidelines on Corporate Governance are available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html.

DIRECTOR INDEPENDENCE

Our Guidelines on Corporate Governance require that a substantial majority of the members of the Board be independent directors. For a director to be independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company. The Board has established guidelines, which are contained in our Guidelines on Corporate Governance, to assist it in determining director independence in conformity with the NYSE listing requirements. These guidelines are available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html.

After considering these guidelines and the independence criteria of the NYSE, the Board has determined that none of the current directors, other than Mr. Moret (who is a current employee of the Company), have a material relationship with the Company and each of the directors, other than Mr. Moret, is independent. There were no transactions, relationships, or arrangements that required review by the Board for purposes of determining director independence.

NOMINATION PROCESS

The Board Composition and Corporate Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the full Board.

The Committee will consider director candidates recommended by shareowners. Shareowners can recommend director candidates by writing to the Corporate Secretary at Rockwell Automation, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA. The recommendation must include the candidate’s name, biographical data and qualifications, and any other information required by the SEC to be included in a proxy statement with respect to a director nominee. Any shareowner recommendation must be accompanied by a written statement from the candidate indicating his or her willingness to serve if nominated and elected. The recommending shareowner also must provide evidence of being a shareowner of record of our common stock at that time.

In addition to recommending director candidates to the Committee, shareowners may nominate candidates for election to the Board directly at the Annual Meeting by following the procedures and providing the information set forth in our by-laws. See “Shareowner Proposals for 2025 Annual Meeting” set forth later in this proxy statement. Eligible shareowners may also use our proxy access by-law to nominate candidates for election to our Board provided the shareowners and nominees satisfy specified requirements.

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The Committee, the Chairman and CEO, or other members of the Board may identify a need to add new members to the Board or fill a vacancy on the Board. In that case, the Committee will initiate a search for qualified director candidates, seeking input from senior management and Board members, and to the extent it deems it appropriate, outside search firms. The Committee will evaluate qualified candidates and then make its recommendation to the Board.

DIRECTOR QUALIFICATIONS

In making its recommendations to the Board with respect to director candidates, the Committee considers various criteria set forth in our Board Membership Criteria (see Exhibit A to the Committee’s Charter), including experience, professional background, specialized expertise, diversity, and concern for the best interests of shareowners as a whole. In addition, directors must be of the highest character and integrity, be free of conflicts of interest with the Company, and have sufficient time available to devote to the affairs of the Company. The Committee from time to time reviews with the Board our Board Membership Criteria.

The Committee will evaluate properly submitted shareowner recommendations under substantially the same criteria and in substantially the same manner as other potential candidates.

We believe that our directors should possess the highest character and integrity and be committed to working constructively with others to oversee the management of the business and affairs of the Company. Our Board Membership Criteria provides that our directors should (i) have a variety of experience and backgrounds, (ii) have high level managerial experience or be accustomed to dealing with complex problems, and (iii) represent the balanced best interests of all shareowners, considering the overall composition and needs of the Board and factors such as diversity, age, and specialized expertise in the areas of corporate governance, finance, industry, international operations, technology, and risk management. The Board Membership Criteria attach importance to directors’ experience, ability to collaborate, integrity, ability to provide constructive and direct feedback, lack of bias, and independence. Our Board seeks to maintain members with strong collective abilities that allow it to fulfill its responsibilities.

BOARD SKILLS, QUALIFICATIONS, AND EXPERIENCE

The Board has determined that all of the Company’s directors are deeply experienced in risk oversight, financially literate, and possess the skills, judgment, experience, reputation, and commitment to make a constructive contribution to the Board. In addition, there are seven distinct sets of skills or experience described below that we believe should be represented on our Board to enable the Board to effectively fulfill its governance responsibilities and provide guidance to the management team on the Company’s strategy and execution of that strategy. The Board Composition and Corporate Governance Committee strives to ensure that our directors have an appropriate balance of these talents.

Skills and Experience	Relevance to Rockwell Automation’s Strategy	No. of Directors
Public Company CEO or Executive Leadership, including hands-on responsibility for strategic and operational planning, financial reporting, compliance, risk management and mitigation, and human capital management, and a track record of success in a complex multinational organization and in delivering organic and inorganic growth strategies. Specific attributes include: ability to manage complexity, ethical approach to conducting business, ability to resolve conflict and build consensus, and ability to lead high-functioning teams.	Rockwell Automation is a large global public company with complex organizational, operational, and business processes. Directors with experience leading large companies provide unique insights on strategy and operations needed to drive strong results and achieve enterprise goals.
Global Business, including a track record of growing market share and revenue in markets around the world; an understanding of how to drive growth in both mature and emerging markets, as well as regulated and free markets; and insight into the talent needs of diverse geographic markets.	Rockwell Automation does business in more than 100 countries. Our global presence is important to our competitive advantage. Directors who understand global business opportunities and challenges and global talent needs provide guidance on how to drive growth in markets around the world.
Financial/Accounting, including an understanding of finance and financial reporting processes for public companies, and awareness of strategies to ensure accurate and compliant reporting and robust financial controls. Directors with a financial/accounting background may meet regulatory requirements to be deemed a “Financial Expert”.

Rockwell Automation’s business involves complex financial transactions and reporting. Directors with a high level of financial literacy assist in evaluating our financial position, capital structure, financial strategy, and financial reporting.

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Skills and Experience	Relevance to Rockwell Automation’s Strategy	No. of Directors
Industry/Operational/Manufacturing, including experience in industrial automation and information, knowledge of markets and vertical market segments, exposure to OT and IT and familiarity with operational processes across end markets (discrete, hybrid, continuous process), and experience in overseeing manufacturing operations or in developing, marketing, and delivering services/solutions to address manufacturing needs.	Experience in industrial automation and manufacturing industries is key to providing guidance on our growth and performance strategy. Directors with this type of experience provide insight on marketplace dynamics and key performance indicators to drive our strategic plan and business operations.
Relevant Technology and Innovation, including experience in leveraging software technology to solve customer issues, proficiency in commercializing disruptive innovations and developing innovative business models, and knowledge of digitization, mobility, cybersecurity, data management and analysis, and integrated software/hardware.	Rockwell Automation is committed to enabling the next generation of smart manufacturing and The Connected Enterprise. As a company focused on technology and innovation, we value directors with technology experience and knowledge, who can provide important insights on our innovation strategy and execution of that strategy.
Sales and Marketing, including experience growing market share/revenue through innovative marketing and effective selling, a history of building brand awareness and equity, knowledge of how to enhance enterprise reputation and image, an understanding of the voice of the customer and the power of differentiating a brand in a way that is compelling to target customers, and experience in building durable and profitable as-a-service revenue streams.	Rockwell Automation seeks to grow market share and build brand awareness. Directors with experience in marketing and selling provide effective oversight of this aspect of our growth and performance strategy.
Risk and Governance Oversight, including experience serving on other public company boards and/or committees; a history of overseeing, managing, and mitigating risks, including cybersecurity, product security, regulatory compliance, intellectual property, and customer management; and an understanding of how to assess and develop strategies to address ESG matters, including corporate culture, sustainability, climate change, corporate responsibility, and social issues.	Rockwell Automation prioritizes corporate governance and responsibility. In the ordinary course of business we face various risks, including operating, regulatory compliance, information security, financial, and customer management. An understanding of these matters, and experience addressing them, is important for oversight of enterprise risk management and risk mitigation. Directors who have experience with ESG matters support our goals to evolve our culture with employees who can and want to do their best work and to contribute to the communities where we live and work.

BOARD REFRESHMENT, TENURE, AND DIVERSITY

A continuing priority of the Board is ensuring the Board is composed of directors who bring diverse perspectives and viewpoints and have a variety of skills, experiences, and backgrounds to enable the Board to effectively fulfill its governance responsibilities and represent the long-term interests of shareowners. The Board is mindful that director tenure is an important consideration in evaluating Board composition.

The Board recognizes the value of a diverse Board and thus has included diversity as a factor that is taken into consideration in its Board Membership Criteria. The Board believes that it is important that its members reflect diverse viewpoints so that, as a group, the Board includes a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to shareowners.

The Board believes that tenure should be discussed and evaluated by the Board from time to time and depends on the Board’s current situation and the needs of the Company. The Board believes that it contains an ideal balance of newer and longer-tenured directors, so we get the benefit of both fresh perspectives and extensive experience. The Board’s average tenure for continuing directors is six and a half years, with four directors added to the Board in the past four years. The Board believes its current tenure mix is appropriate for the Board at this time and recognizes the merits of a board with balanced tenure. Our directors with longer service are highly valued for their experience and Company-specific knowledge. They have a deep understanding of our business, provide historical context as the Board reviews and evaluates the Company’s strategy, and enhance Board dynamics and the Board’s relationship with management.

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The Board regularly reviews director succession and the mix of Board composition, diversity, and experience, especially when adding a new member. As part of this process, the Board evaluates the contributions and tenure of current Board members and compares them to the skills that might benefit the Company in light of emerging needs. The Board seeks people with a variety of occupational and personal backgrounds to ensure that the Board benefits from a range of perspectives and to increase its diversity in such areas as experience, geography, race, gender, and ethnicity. The Board also conducts annual self-assessments and director evaluations. The Board believes it is in the best position to determine the appropriate length of service for a director and overall board tenure, with its current mix providing for a highly effective and functioning Board. In addition to director refreshment, the Board considers refreshment of continuing directors at the Board Committee level by regularly evaluating and rotating Committee Chairs and members. In February 2020, the Board updated its Guidelines on Corporate Governance to implement formal term limits for directors in order to ensure proper Board refreshment and alignment of director attributes and skills with the Company’s evolving strategy. A non-management director will not be nominated for re-election to the Board after he or she has served on the Board for 15 years or, if earlier, attained age 72, subject to limited exceptions for up to one additional three-year term.

SHAREOWNER ALIGNMENT

Our director compensation program is designed to align director compensation directly with the interests of shareowners by paying a meaningful portion of director compensation in shares of our common stock. To further align their interests with shareowners, directors can defer cash fees to restricted stock units that are paid out in shares. In addition, directors are subject to stock ownership requirements. They are required to own shares of our common stock equal in value to five times the portion of the annual retainer payable in cash (with the cash retainer for fiscal 2023 at $107,500) and may not sell any shares of our common stock until their stock ownership requirements are met. None of our directors receive compensation for their Board service from any source other than the Company.

We seek to maintain a Board with experienced leaders who are familiar with governance issues and compliance with the laws and regulations applicable to our business. Our Board monitors shareowner views and considers shareowner feedback and perspectives in establishing and evaluating Company policies and practices. In November 2022, the Board updated its Guidelines on Corporate Governance to implement a policy requiring directors to notify the Board before accepting a leadership position on another public company board. This requirement allows the Board to evaluate any increased responsibilities and confirm that our directors can continue to commit the time necessary to fulfill their responsibilities to our shareowners.

SUMMARY

We have provided certain information about the capabilities, experience, and other qualifications of our directors in their profiles. The Board considered these qualifications in particular in concluding that each current director is qualified to serve as a director of the Company.

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ITEM 1.  DIRECTOR NOMINEES AND CONTINUING DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS WITH TERMS EXPIRING IN 2027

Alice L. Jolla
Age 58 Director since: 2023 Committees: Audit Board Composition and Corporate Governance INDEPENDENT

Chief Accounting Officer and Corporate Vice President, Corporate Finance and Services, Microsoft Corporation (technology and software)

EXPERIENCE:

Alice L. Jolla is the Chief Accounting Officer and Corporate Vice President, Corporate Finance and Services at Microsoft Corporation. She joined Microsoft Corporation in 2007 and has held management positions of increasing responsibility, most recently serving as the Corporate Controller from 2014 until July 2020. Before joining Microsoft Corporation, Ms. Jolla completed a two-year industry fellowship with the Financial Accounting Standards Board. She also held accounting management positions at Dow Chemical Company and Union Carbide Corporation.

OTHER LEADERSHIP POSITIONS:

Ms. Jolla serves as the secretary of the board and chair of the Committee on Corporate Reporting for Financial Executives International, and a corporate advisory board member for the National Association of Black Accountants, Inc. She also served on the board of several civic and charitable organizations.

QUALIFICATIONS:

Ms. Jolla brings to our Board extensive expertise in financial processes, including those specific to SaaS business models, leading world-class, diverse global teams, and risk management. In her role, Ms. Jolla oversees teams responsible for corporate accounting, financial reporting, shared services, business intelligence, controls and compliance, and controllership of multiple operating subsidiaries of Microsoft. She also leads the special development of all managers within the Microsoft finance organization adding strong human capital management experience to the Board. Ms. Jolla’s previous experience serving as the Microsoft Corporate Controller responsible for the Corporate Accounting function gives her critical insight into public company financials, financial reporting, and internal controls. Her leadership, financial experience, and commitment to diversity, equity and inclusion further strengthen the Board’s governance capacity. Ms. Jolla holds a Bachelor of Science in accounting from Louisiana State University and a Master of Business Administration from the University of Charleston.

KEY QUALIFICATIONS:

• Executive Leadership

• Global Business

• Relevant Technology and Innovation

• Financial/Accounting

• Risk and Governance Oversight

Lisa A. Payne
Age 65 Director since: 2015 Committees: Audit (Chair) Compensation and Talent Management INDEPENDENT

Former Vice Chairman and Chief Financial Officer, Taubman Centers, Inc. (real estate investment trust)

EXPERIENCE:

Ms. Payne served as Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. from 2005 to 2016. She joined Taubman in 1997, serving as the Executive Vice President and Chief Financial and Administrative Officer until 2005. Before joining Taubman, she was an investment banker with Goldman Sachs & Co. for ten years. Ms. Payne also served as Chairman of the Board of Soave Enterprises LLC and President of Soave Real Estate Group (property management) from 2016 through March 2017.

OTHER LEADERSHIP POSITIONS:

Ms. Payne has been a director of Masco Corporation since 2006, where she serves as Chair of the Board and on the Audit (Chair) and Organization & Compensation Committees. Ms. Payne is also a director of Leaf Home Solutions, where she serves as Chair of the Audit Committee. Ms. Payne served as a director of Taubman from 1997 until March 2016 and J.C. Penney, Inc. from 2016 until December 2020. She is a former trustee of Munder Series Trust and Munder Series Trust II, two open-end management investment companies. She also serves as a director or trustee of several educational and charitable organizations.

QUALIFICATIONS:

Ms. Payne brings strong leadership, operational, and finance experience to our Board. During her tenure at Taubman, she led the company through key operational and strategic initiatives. Her executive experience and leadership roles give her critical insights into company operations, growth strategy, competition, compensation plans, employee engagement, diversity and inclusion initiatives, and information technology that assists our Board in its oversight function. Her past experience as a CFO and investment banker provide the Board with financial, accounting, and corporate finance expertise. She has a high level of financial literacy and accounting experience that provides the Board with expertise in understanding and overseeing financial reporting and internal controls. In addition, her board and board committee experience at Taubman, Masco, and J.C. Penney give her significant insight into the governance, compensation, risk management, and compliance-related matters of public companies. Ms. Payne received her Bachelor of Science degree in Biology from Elizabethtown College and holds an M.B.A. from the Fuqua School of Business Administration, Duke University.

KEY QUALIFICATIONS:

• Executive Leadership

• Financial/Accounting

• Relevant Technology and Innovation

• Risk and Governance Oversight

ITEM 1: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION AS DIRECTORS OF THE TWO NOMINEES DESCRIBED ABOVE.

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CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2025

James P. Keane
Age 64 Director since: 2011 Lead Independent Director Committees: None INDEPENDENT

Retired President and Chief Executive Officer, Vice Chair, Steelcase Inc. (office furniture)

EXPERIENCE:

Mr. Keane served as President and Chief Executive Officer of Steelcase Inc. from March 2014 to October 2021. He held several leadership roles after joining Steelcase in 1997. He served as Senior Vice President and Chief Financial Officer from 2001 through 2006. He was named President of the Steelcase Group in 2006, where he had responsibility for the sales, marketing, and product-development activities of certain brands-primarily in North America. In 2011, he assumed leadership of the Steelcase brand across the Americas and Europe, the Middle East, and Africa. From November 2012 to April 2013, he served as Chief Operating Officer, responsible for the design, engineering and development, manufacturing, sales, and distribution of all brands in all countries for Steelcase. From April 2013 to March 2014, Mr. Keane served as President and Chief Operating Officer.

OTHER LEADERSHIP POSITIONS:

Mr. Keane served as Vice Chair until January 2022 and as a director of Steelcase from April 2013 until his retirement in January 2022. He also serves as a director or trustee of a number of civic and charitable organizations.

QUALIFICATIONS:

As retired President and Chief Executive Officer and retired Vice Chair of the board of a global public company, Mr. Keane brings significant business experience and knowledge to the Board. Through his executive roles at Steelcase, he has extensive leadership experience and a comprehensive understanding of business operations, processes, and strategy, as well as risk management, sales, marketing, and product development. In addition, he has a high level of financial literacy and accounting experience, having served as CFO of Steelcase. His understanding of financial statements, accounting principles, internal controls, and audit committee functions provides the Board with expertise in addressing the complex financial issues that the Company manages. Mr. Keane received his Bachelor of Science degree in Accounting from the University of Illinois and holds a master’s degree in management from the Kellogg School of Management, Northwestern University.

KEY QUALIFICATIONS:

• Executive Leadership

• Global Business

• Financial/Accounting

• Industry/Operational/Manufacturing

• Sales and Marketing

• Risk and Governance Oversight

Blake D. Moret
Age 61 Director since: 2016 Committees: None

Chairman of the Board, President and Chief Executive Officer

EXPERIENCE:

Mr. Moret became our President and Chief Executive Officer in July 2016, and Chairman of the Board in January 2018. He served as Senior Vice President, Control Products and Solutions, from April 2011 until July 2016.

OTHER LEADERSHIP POSITIONS:

Mr. Moret serves on the Executive Committee of the National Association of Manufacturers (NAM), on the Board of FIRST Robotics, and as a director or member of a number of business, civic, and community organizations. Mr. Moret previously served on the board of PTC, Inc. from July 2018 to August 2023.

QUALIFICATIONS:

As our Chairman and CEO, Mr. Moret has proven leadership skills and deep knowledge of the Company and its business operations and strategy. Mr. Moret is accelerating the Company strategy by focusing on understanding customer needs and their best opportunities for productivity, combining our technology and domain expertise to deliver positive business outcomes, and simplifying our customers’ experience. He began his career as a sales trainee with the Company in 1985, serving in senior positions across the organization, including marketing, solutions, services, product groups, and international assignments in Europe and Canada. In his previous role, he served as Senior Vice President, Control Products and Solutions, one of the Company’s two previous business segments. Mr. Moret contributes his risk and governance oversight skills gained through his experience serving on a public company board. He has a deep understanding of the Company’s values, culture, people, technology, and customers. He understands how to drive change and growth in a changing global economy. Mr. Moret brings valuable insights to the Board regarding our operations, technology, culture, industry trends, competitive positioning, and strategic direction. Mr. Moret received his Bachelor of Science degree in mechanical engineering from the Georgia Institute of Technology.

KEY QUALIFICATIONS:

• Executive Leadership

• Global Business

• Industry/Operational/Manufacturing

• Relevant Technology and Innovation

• Sales and Marketing

• Risk and Governance Oversight

• Financial/Accounting

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	25

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Thomas W. Rosamilia
Age 62 Director since: 2016 Committees: Compensation and Talent Management Technology (Chair) INDEPENDENT

Retired Senior Vice President, IBM (technology)

EXPERIENCE:

Mr. Rosamilia most recently served as Senior Vice President at IBM until his retirement in June 2023. In his 30-plus years with IBM he held a series of leadership positions. Mr. Rosamilia held the position of Senior Vice President, IBM Software where he directed IBM’s product design and investment strategy, expert labs, global software product development, marketing and field operations across the company’s vast software portfolio. During his career Mr. Rosamilia was also the Senior Vice President of IBM Systems and Technology Group and Integrated Supply Chain, General Manager of IBM’s WebSphere software division, General Manager of IBM Systems and Technology Group, and Vice President of IBM Corporate Strategy. In November 2015, he was appointed Economic Advisor to the Governor of Guangdong Province of the People’s Republic of China. Mr. Rosamilia led the global IBM Systems business and acted as a local representative of IBM Corporate Headquarters in Beijing, China from 2017 to 2018.

OTHER LEADERSHIP POSITIONS:

Mr. Rosamilia has served on the boards of several charitable and business organizations.

QUALIFICATIONS:

Mr. Rosamilia brings a high level of technological, strategic, and global business experience to the Board. Through his leadership experience at IBM, he has a deep understanding of technology development, operations, risk management, cybersecurity, sustainability, and strategy. He led IBM’s semiconductor, servers, storage, and system software business; all of IBM’s supply chain; and IBM’s Global Business Partners organization. During that time, he oversaw the transformation of IBM’s Systems & Technology Group business to better address clients’ higher-value, data-driven IT requirements, which included making major investments in strategic businesses and initiatives while exiting businesses that were not aligned with client demands. In 2013, Mr. Rosamilia helped to lead the creation of the OpenPOWER Foundation, a collaboration around open server product design and development. Mr. Rosamilia has also overseen many acquisitions and significant divestitures. As General Manager of IBM Systems & Technology Group’s System z and Power Systems, he was responsible for all facets of both businesses, including strategy, marketing, sales, operations, technology development, and overall financial performance. He has extensive cybersecurity experience, including overseeing IBM’s cybersecurity program, CISO organization, and security software portfolio. Mr. Rosamilia received his Bachelor of Science degree, with majors in computer science and economics, from Cornell University. He also completed the IBM Strategic Leadership Forum at Harvard Business School.

KEY QUALIFICATIONS:

• Executive Leadership

• Global Business

• Financial/Accounting

• Industry/Operational/Manufacturing

• Relevant Technology and Innovation

• Sales and Marketing

• Risk and Governance Oversight

Patricia A. Watson
Age 57 Director since: 2017 Committees: Compensation and Talent Management (Chair) Technology INDEPENDENT

Chief Information and Technology Officer, NCR Atleos Corporation (software corporation)

EXPERIENCE:

Ms. Watson has served as Chief Information and Technology Officer at NCR Atleos Corporation since the company’s corporate reorganization in October 2023. In this role she leads the company’s information and technology team and technology leadership council. Prior to the corporate reorganization she served as the Chief Information Officer at NCR Corporation from October 2022 until October 2023. She previously held the role of President, Cloud Collaboration from September 2020 to June 2022 at Intrado Corporation and Co-President, Enterprise Collaboration upon joining the company in January 2020 until September 2020. She is the former Senior Executive Vice President and Chief Information Officer of Total System Services (TSYS) (financial services), a role she held from 2015 until 2019 when Global Payments, Inc. acquired TSYS. Before joining TSYS, she served as Vice President and Global Chief Information Officer for The Brink’s Company. Previously Ms. Watson worked with Bank of America for more than fourteen years in technology positions of increasing responsibility and spent ten years in the United States Air Force as executive staff officer, flight commander, and director of operations.

OTHER LEADERSHIP POSITIONS:

Ms. Watson served as a director of USAA Federal Savings Bank from September 2020 until February 2023 and as a director for Texas Capital Bancshares from February 2016 to September 2020.

QUALIFICATIONS:

Ms. Watson brings extensive technology and executive experience to the Board. She has strong strategic leadership, business, financial oversight, and technical skills. As President of Intrado’s Cloud Collaboration Ms. Watson was responsible for delivering Unified Collaboration as a Service (Ucaas) for enterprise and mid-market clients leveraging cloud-based technologies. She has experience setting company enterprise technology strategy to enable future global growth. Her background and expertise in information technology and cybersecurity give her critical insights into new technologies, business models, risk identification and management, and talent and strategy. She has valuable experience and knowledge in the areas of audit and control and compliance. Ms. Watson is also experienced in human capital management through her oversight of the human resources function in a prior role and has strong cybersecurity experience having managed and having responsibility for information security at multiple large organizations. She also brings the benefits of her board experience at USAA Federal Savings Bank and Texas Capital Bancshares. Ms. Watson holds a Bachelor of Science degree in mathematics from St. Mary’s College at Notre Dame and an M.B.A. from the University of Dayton.

KEY QUALIFICATIONS:

• Executive Leadership

• Global Business

• Industry/Operational/Manufacturing

• Relevant Technology and Innovation

• Risk and Governance Oversight

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	26

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CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2026

William P. Gipson
Age 66 Director since: 2020 Committees: Board Composition and Corporate Governance (Chair) Technology INDEPENDENT

Retired President Enterprise Packaging Transformation and Chief Diversity and Inclusion Officer, The Procter & Gamble Company (consumer goods company)

EXPERIENCE:

Mr. Gipson served as President Enterprise Packaging Transformation and Chief Diversity and Inclusion Officer of Procter & Gamble from 2017 until his retirement in 2019. He joined Procter & Gamble in 1985 and held management positions of increasing responsibility including serving as Senior Vice President of Research and Development, Asia Innovation Centers in Singapore, Japan and China from 2015 to 2017, and Beauty Care Sector Senior Vice President for R&D from 2011 to 2015.

OTHER LEADERSHIP POSITIONS:

Mr. Gipson has been a director of ManpowerGroup since November 2020 where he serves on the People, Culture and Compensation committee. He previously served on several not-for-profit Boards, including CityLink and University of Alabama STEM Pathway to an MBA, the Executive Leadership Council, The United Negro College Fund, and The National Action Council for Minorities in Engineering.

QUALIFICATIONS:

Mr. Gipson brings extensive leadership, innovation, business transformation, and global business experience to the Board. He leverages his experience as a former top executive for a global public company to guide the Company in the areas of product, packaging, and process innovation and market expansion. He also concurrently served as Chief Diversity and Inclusion Officer for eight years until his retirement, which adds robust and knowledgeable experiences to draw from in the Board’s role in oversight of Company culture and diversity and inclusion initiatives. Mr. Gipson has international management experiences having served in leadership roles in South America and Singapore supporting Procter & Gamble’s business in each region, in particular creating a half billion dollar business for a product new to South America. Mr. Gipson received his Bachelor of Science degree in Chemical Engineering from the University of Alabama.

KEY QUALIFICATIONS:

• Executive Leadership

• Industry/Operational/Manufacturing

• Relevant Technology and Innovation

• Financial/Accounting

• Risk and Governance Oversight

• Global Business

Pam Murphy
Age 50 Director since: 2019 Committees: Audit Technology INDEPENDENT

Chief Executive Officer, Imperva, Inc. (cybersecurity and software services provider)

EXPERIENCE:

Ms. Murphy is Chief Executive Officer of Imperva, Inc., a cybersecurity software and services provider. Before assuming her current role, she served as Chief Operating Officer for Infor, Inc., a global leader in business cloud software products for industry-specific companies and markets, having joined Infor in 2010. Prior to Infor, Ms. Murphy spent 11 years at Oracle Corporation, with responsibility for global sales operations, consulting operations in Europe, the Middle East, and Africa, and field finance for Oracle’s global business units. Before Oracle, she provided strategy, direction, and counsel to clients at Andersen Consulting and Arthur Andersen.

OTHER LEADERSHIP POSITIONS:

Ms. Murphy has been a director of Visa, Inc., a world leader in digital payment technology, since April 2023, where she serves on the Nominating and Governance and Finance Committees. Ms. Murphy was previously a director of MeridianLink, Inc., a leading provider of cloud-based software solutions for financial institutions from July 2021 until March 2023.

QUALIFICATIONS:

As Chief Executive Officer of Imperva, Ms. Murphy brings strong leadership and operational experience to the Board. She has extensive cybersecurity, technology, business development and strategy, global business, and finance experience. This expertise and Ms. Murphy’s strong executive leadership and risk management skills were gained in her current role and in previous roles as Chief Operating Officer of Infor, Inc., a global leader in business cloud software products (2011-2019), Senior Vice President, Corporate Operations of Infor (2010-2011), and as Oracle’s Vice President, Finance & Operations (2007-2010) and Consulting Operations for Europe (2000-2007). Her background and expertise in leading technology companies include a wide range of responsibilities for global operational and financial functions, which aids in the provision of Board oversight in these areas. Ms. Murphy’s experience with leading and building teams to sell to the manufacturing industry, go-to-market solutions, and leading sales and marketing functions brings additional depth to her role on the Board. Ms. Murphy received her Bachelor of Commerce in Accounting and Finance from the University of Cork, Ireland.

KEY QUALIFICATIONS:

• Executive Leadership

• Financial/Accounting

• Global Business

• Industry/Operational/Manufacturing

• Sales and Marketing

• Risk and Governance Oversight

• Relevant Technology and Innovation

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Donald R. Parfet
Age 71 Director since: 2008 Committees: Audit Board Composition and Corporate Governance INDEPENDENT

Managing Director, Apjohn Group, LLC (business development); General Partner, Apjohn Ventures Fund LP (venture capital fund)

EXPERIENCE:

Mr. Parfet has served as Managing Director of Apjohn Group since 2001. Before that, he served as Senior Vice President of Pharmacia Corporation (pharmaceuticals).

OTHER LEADERSHIP POSITIONS:

Mr. Parfet has been a director of Kelly Services, Inc. since 2004, where he also previously served as non-executive Chairman of the Board, and a director of Masco Corporation since 2012, where he serves on the Corporate Governance and Nominating and Compensation and Talent Committees. From 2003 until November 2019, Mr. Parfet served as a director of Sierra Oncology, Inc. He also serves as a director or trustee of a number of business, civic, and charitable organizations.

QUALIFICATIONS:

Mr. Parfet brings extensive finance and industry experience to the Board. He has served as General Partner of a venture capital fund since 2003. In this role, he is an active investor in early stage pharmaceutical companies, which requires evaluating financial and development risk associated with emerging medicines. During his years at The Upjohn Company and its successor, Pharmacia & Upjohn, he had extensive financial and corporate staff management responsibilities and ultimately senior operational responsibilities for multiple global business units. He is experienced in leading business development, strategic planning, risk assessment, human resource planning, and financial planning and control, as well as the manufacturing of pharmaceuticals, chemicals, and research instruments. Mr. Parfet has board oversight and corporate governance experience from his current service on other boards. Mr. Parfet received his Bachelor of Arts degree in Economics from the University of Arizona and holds an M.B.A. from the University of Michigan.

KEY QUALIFICATIONS:

• Executive Leadership

• Financial/Accounting

• Industry/Operational/Manufacturing

• Risk and Governance Oversight

Robert W. Soderbery
Age 57 Director since: 2022 Committees: Audit Technology INDEPENDENT

Executive Vice President and General Manager, Flash Business, Western Digital Corporation (computer storage)

EXPERIENCE:

Mr. Soderbery is Executive Vice President and General Manager, Flash Business for Western Digital Corporation, a position he has held since October 2021. In this role he is responsible for all aspects of the flash memory business, including all portfolio strategy, product development and business results, and engineering and product management teams. Before joining Western Digital, he was President at Uplift, Inc., a fintech company, from 2017 until 2021, where he was responsible for all business, engineering, and operations functions. Prior to joining UpLift, Mr. Soderbery was Senior Vice President and General Manager, Enterprise Products and Solutions, at Cisco Systems.

QUALIFICATIONS:

Mr. Soderbery brings strong technology, business development, global business and operational experience to the Board. His experience in previous roles leading technology companies includes building cloud-based platforms, IoT software and hardware solutions, engagement with global customers, manufacturers, and suppliers, and leadership of global innovation teams. Mr. Soderbery’s extensive technology experience provides a breadth of knowledge to draw from in the Board’s role of oversight of the Company’s innovations, technology roadmap, and product portfolio. He also brings great depth of knowledge in the review of technology acquisitions, which strengthens the Board’s ability to provide such oversight. Mr. Soderbery received his Master of Science in computer science from Stanford University and Bachelor of Science in electrical engineering from the California Institute of Technology.

KEY QUALIFICATIONS:

• Executive Leadership

• Global Business

• Financial/Accounting

• Industry/Operational/Manufacturing

• Relevant Technology and Innovation

• Risk and Governance Oversight

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DIRECTOR COMPENSATION

Our director compensation program is designed to attract and retain qualified directors, fairly compensate directors for the time they spend in fulfilling their duties, and align their compensation directly with the interests of shareowners. The Board Composition and Corporate Governance Committee determines the form and amount of director compensation, with discussion and approval by the full Board. The Committee relies on Willis Towers Watson to provide input on director compensation trends. The Committee benchmarks its director compensation on an annual basis relative to proxy data available for companies of similar size ($5-14 billion revenue range) resulting in a broad group of over 125 companies, the S&P 500, and our Compensation Peer Group used for our NEOs (as defined below in the Peer Group section of the Compensation Discussion and Analysis). The market data analysis is a significant factor in our compensation determinations. The Board believes that a meaningful portion of director compensation should be in the form of our common stock to further align the economic interests of directors and shareowners. Employees who serve as directors do not receive any compensation for their director service.

ANNUAL DIRECTOR COMPENSATION

The elements of our director compensation program include: an annual retainer of $307,500, delivered in both cash and equity awards, and leadership fees for our Lead Independent Director and Committee Chairs. The following table describes each element of director compensation for fiscal 2023.

	Annual Retainer		Committee Chair Fees(2)	Lead Independent Director Fee
	Cash	Common Stock	Cash	Cash
Annual Amount	$107,500	$200,000(1)	Varies by Committee and role	$40,000
Timing of Payment/Award	Paid in equal installments on 1st business day of each quarter	Granted in December (or pro-rata amount upon initial election to the Board)	Paid in equal installments on 1st business day of each quarter	Paid in equal installments on 1st business day of each quarter
Deferral Election Available	Yes	Yes	Yes	Yes
Dividends	Not Applicable	Yes	Not Applicable	Not Applicable

(1)	The $200,000 equated to 770 shares granted under the 2020 Long-Term Incentives Plan on December 9, 2022, based on the closing price of our common stock on the NYSE on that date of $259.81. The grant date coincides with the date of the annual long-term incentive awards for our management team on the date of the Compensation and Talent Management Committee meeting in December. A prorated amount of $129,167, which equated to 453 shares, was granted to Ms. Jolla, who was elected as a director on February 8, 2023, based on the closing price of our common stock on the NYSE on that date of $285.42.
(2)	Committee Chair fees recognize the greater workload and responsibilities of directors who serve in these roles. Annual Committee member fees were eliminated since fiscal 2020 to allow for consistency, simplicity, and flexibility for Committee member rotations.

	Audit Committee	Compensation and Talent Management Committee	Board Composition and Corporate Governance Committee	Technology Committee
Chair Annual Amount	$30,000	$25,000	$25,000	$25,000
Member	$0	$0	$0	$0

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ANNUAL LIMIT

Share-based compensation to non-employee directors is delivered under the 2020 Long-Term Incentives Plan effective February 5, 2020 and includes an annual limit of $750,000 on total compensation of each non-employee director, including cash-and share-based compensation.

DEFERRAL ELECTION

Under the terms of our Directors Deferred Compensation Plan, directors may elect to defer all or part of the cash payment of Board retainer or Committee fees until such time as the director specifies, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, each director has the opportunity each year to defer all or any portion of the annual grants of common stock, cash retainer, and Committee fees by electing to instead receive restricted stock units valued, in the case of cash deferrals, at the closing price of our common stock on the NYSE on the date each payment would otherwise be made in cash.

OTHER BENEFITS

We reimburse directors for transportation, lodging, and other expenses actually incurred in attending Board and Committee meetings. We also reimburse directors for similar travel, lodging, and other expenses for their spouses to accompany them to a limited number of Board meetings held as retreats to which we invite spouses for business purposes. From time to time and when available, directors and their spouses are permitted to use our Company aircraft for travel to Board meetings. In fiscal 2023, we hosted one in-person Board retreat and spouses were invited to attend.

Directors are eligible to participate in a matching gift program under which we match donations made to eligible educational, arts, or cultural institutions. Gifts are matched up to an annual calendar year maximum of $10,000.

DIRECTOR STOCK OWNERSHIP REQUIREMENT

Non-employee directors are subject to stock ownership requirements and may not sell any shares of our common stock until the requirement is met. To further align directors’ and shareowners’ economic interests, our Guidelines on Corporate Governance provide that non-management directors are required to own, within five years after joining the Board, shares of our common stock (including restricted stock units) equal in value to five times the portion of the annual retainer that is payable in cash. All directors met the requirements as of September 30, 2023, except for Mr. Soderbery and Ms. Jolla, who joined the Board in February 2022 and February 2023, respectively, and both are within the five-year compliance window.

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DIRECTOR COMPENSATION TABLE

The following table shows the total compensation earned by each of our non-employee directors during fiscal 2023.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
William P. Gipson	120,000	200,000	0	0	10,134	330,134
J. Phillip Holloman(5)	53,750	200,000	0	0	14,886	268,636
Alice L. Jolla(6)	69,278	129,167	0	0	0	198,445
Steven R. Kalmanson	120,000	200,000	0	0	0	320,000
James P. Keane	142,500	200,000	0	0	0	342,500
Pam Murphy	107,500	200,000	0	0	0	307,500
Donald R. Parfet	127,500	200,000	0	0	20,205	347,705
Lisa A. Payne	135,000	200,000	0	0	0	335,000
Thomas W. Rosamilia	132,500	200,000	0	0	10,000	342,500
Robert W. Soderbery	107,500	200,000	0	0	681	308,181
Patricia A. Watson	120,000	200,000	0	0	9,896	329,896
(1)	This column represents the amount of cash compensation earned in fiscal 2023 for Board and Committee Chair service (whether or not deferred and whether or not the directors elected to receive restricted stock units in lieu of cash fees). Includes the Lead Independent Director fee for Messrs. Parfet and Keane for the first and second half of the fiscal year, respectively.
(2)	Values in this column represent the grant date fair value of stock awards computed in accordance with accounting principles generally accepted in the United States (U.S. GAAP). On December 9, 2022, each director, except Ms. Jolla, received 770 shares under the 2020 Long-Term Incentives Plan with an aggregate grant date fair value of $200,000 in payment of the common stock portion of the annual retainer. The grant date coincides with the date of the annual long-term incentive awards for our management team on the date of the Compensation and Talent Management Committee meeting in December. A prorated amount of $129,167, which equated to 453 shares, was granted to Ms. Jolla, who was elected as a director on February 8, 2023, based on the closing price of our common stock on the NYSE on that date of $285.42. The amounts shown do not correspond to the actual value that may be realized by the directors. Directors may elect to defer the annual share awards by electing instead to receive the same number of restricted stock units. As of September 30, 2023, Messrs. Gipson, Parfet, and Soderbery had restricted stock units outstanding of 2,498, 2,162, and 278, respectively. These restricted stock units were granted under the 2020 Long-Term Incentives Plan and 2003 Directors Stock Plan as compensation for services as directors.
(3)	Aggregate earnings in fiscal 2023 on the directors’ deferred cash compensation balance was $17,327 for Ms. Murphy. We do not pay “above market” interest on non-qualified deferred compensation; therefore, this column does not include these amounts.
(4)	This column consists of cash dividend equivalents paid on restricted stock units for Messrs. Gipson, Holloman, Parfet, and Soderbery of $10,134, $14,886, $10,205, and $681, respectively, and the Company’s matching donations under the Company’s matching gift program for Messrs. Parfet and Rosamilia, and Ms. Watson, of $10,000, $10,000, and $9,896, respectively. This column does not include the perquisites and personal benefits provided to each director because the aggregate amount provided to each director was less than $10,000.
(5)	Mr. Holloman retired effective February 8, 2023.
(6)	Ms. Jolla was elected as a director on February 8, 2023.

DIRECTOR COMPENSATION FOR FISCAL 2024

No changes were made to the director’s compensation for fiscal 2024. We believe the current fees align with benchmarks, fairly compensate directors for the time they spend in fulfilling their duties, help to attract and retain qualified directors, and align their compensation directly with the interests of shareowners.

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COMPENSATION AND TALENT MANAGEMENT COMMITTEE REPORT

The Compensation and Talent Management Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation and Talent Management Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Talent
Management Committee

Patricia A. Watson, Chair
Steven R. Kalmanson
Lisa A. Payne
Thomas W. Rosamilia

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EXECUTIVE COMPENSATION

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ITEM 2. PROPOSAL TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Every year our shareowners have the opportunity to provide an advisory vote on our executive compensation as required pursuant to Section 14A of the Exchange Act. This advisory vote is one of many ways you can convey your views about our compensation programs and policies.

Our compensation philosophy is designed to attract, retain, and motivate executive talent and emphasize pay for performance, including the creation of shareowner value. We encourage you to read the Compensation Discussion and Analysis (CD&A) and compensation tables that follow for a detailed discussion of our compensation programs and policies. We believe our compensation programs and policies are aligned with shareowner interests and worthy of your continued support as they are supported by a strong framework of compensation governance and are effective in implementing our compensation philosophy and achieving our short-and long-term goals with the appropriate level of risk.

The following resolution will be submitted for a shareowner vote at the 2024 Annual Meeting:

“RESOLVED, that the shareowners of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers listed in the 2023 Summary Compensation Table included in the proxy statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section entitled “Executive Compensation,” including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures set forth under that section.”

Although this vote is not binding on the Company, the Board values your views. The Board and Compensation and Talent Management Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

ITEM 2: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION AND ANALYSIS

NAMED EXECUTIVE OFFICERS (NEOS)

This CD&A describes our executive compensation philosophy and program, as well as the specific compensation paid during fiscal year 2023 to the five executives shown below. We refer to these individuals as our “named executive officers,” or NEOs.

BLAKE D. MORET	NICHOLAS C. GANGESTAD	SCOTT A. GENEREUX	REBECCA W. HOUSE	FRANK C. KULASZEWICZ
Chairman, President & Chief Executive Officer	SVP & Chief Financial Officer	SVP, Chief Revenue Officer	SVP, Chief People and Legal Officer & Secretary	SVP(1)
(1)	Mr. Kulaszewicz led our Lifecycle Services segment until June 1, 2023, when he announced his decision to retire in calendar year 2024.

EXECUTIVE SUMMARY

COMPENSATION PROGRAM OVERVIEW

Our compensation philosophy is designed to attract, retain, and motivate the high caliber executive talent necessary to deliver long-term and sustained performance to our shareowners, customers, and other stakeholders. The philosophy is implemented through our executive compensation programs that provide flexible and effective total compensation opportunities relative to our corporate performance and aligned with shareowner interests. We view our compensation programs as a means of communicating our goals and objectives while providing employees with motivating total rewards opportunities. Within this framework we seek to observe the following principles:

•	Attract, Retain, and Motivate High Caliber Executive Officers - Provide competitive compensation opportunities based on market data in areas where we compete for talent that allow us to attract, retain, and motivate a high caliber executive team
•	Pay for Performance - A significant portion of the executive’s compensation should be “at-risk” and linked to the executive’s individual contributions and to the Company’s performance, including delivery of financial results, culture evolution, and strategic objectives
•	Transparency - Promote transparency and understanding of our programs
•	Reinforce Succession Planning - Compensation programs support the objectives of the succession planning process for executives
•	Aligned with Company Goals and Shareowner Interests - Continual review of program offerings and designs to align and evolve with shareowner interests
•	Promotes Long-Term Growth - Compensation programs focused on long-term and sustainable growth while maintaining focus on profitability and shareowner value creation
•	Provide Limited Perquisites - Provide only limited perquisites and other personal benefits

The performance measures included within our incentive plans are aligned with shareowner interests:

•	Annual incentive: Organic sales growth, Adjusted Earnings Per Share (EPS), Free cash flow, Organic Annual Recurring Revenue (ARR) Growth
•	Long-term incentive: Relative Total Shareowner Return (TSR) and stock price performance

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COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Element	Form of Award	Description	Period	2023 Total Target Direct Compensation Mix
				CEO	Other NEOs
Base Salary	Cash	Competitive pay based on scope, experience, individual performance, and internal alignment.	One year
Annual Incentive (ICP)	Cash	Performance on four key financial goals with plus or minus adjustment up to 10% of target incentive for performance against strategic goals and cultural transformation across our four cultural tenets including 1) strengthen our commitment to integrity, diversity, and inclusion, 2) be willing to compare ourselves to best alternatives, 3) increase the speed of decision making, and 4) have a steady stream of fresh ideas. Additionally, positive or negative adjustments can be made for segment, team, and individual performance. Actual payouts can range from zero to 200% of target incentive.	One year
Long-Term Incentive (LTI)	Performance Shares (40%)	Realized value based on TSR performance relative to the S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware & Equipment). Payout can range from zero to 200% of target.	Vest after three years
	Stock Options (30%)	Realized value based on appreciation in stock price relative to original grant price. Appreciation can be realized during the ten-year life of the award.	Vest over three years in three equal annual installments
	Restricted Stock Units (30%)	Realized value based on our stock price performance	Vest over three years in three equal annual installments

EXECUTIVE COMPENSATION BEST PRACTICES

We employ the following best practices to effectively manage our executive compensation program:

•   Compensation program design and annual benchmarking of executive pay levels based on data from nationally recognized compensation consulting firms

•   Rigorous executive stock ownership requirements

•   Overseen by independent directors with significant experience and knowledge of the drivers of our long-term performance

•   Incentive compensation clawback policy for all our officers

•   Annual assessment of compensation plan risk

•   Incentive thresholds and targets reward improved year-over-year and long-term financial performance

•   Balanced use of absolute and relative performance incentive metrics

•   No employment agreements with officers

•   Limited use of change of control agreements, including no excise tax gross-ups, with a double-trigger requirement for equity vesting

•   Limited use of perquisites

•   Annual review of compensation consultant independence and performance

SHAREOWNER SUPPORT ON EXECUTIVE COMPENSATION

At our 2023 Annual Meeting of Shareowners our shareowners voted to approve our executive compensation programs on an advisory basis. We have always received shareowner approval for our executive compensation programs. In 2023, we engaged with shareowners to discuss our executive compensation program and feedback from our outreach calls was presented to the Compensation and Talent Management Committee (Committee). We believe these voting results and shareowner feedback received represent an endorsement of our executive compensation philosophy and pay programs.

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2023 FINANCIAL PERFORMANCE HIGHLIGHTS

Our resilient operating model, continued investments in new ways to win, and customer-focused culture enabled us to significantly exceed our full year fiscal 2023 growth and performance targets. The Company achieved several key financial, operational, and strategic performance milestones in fiscal 2023 including:

•	Record revenue levels – reported sales of $9.1 billion, up 16.7% year over year, organic sales up 16.9% year over year
•	Diluted EPS of $11.95, Adjusted EPS of $12.12, up 50% and 28% year over year, respectively
•	Cash provided by operating activities of $1.4 billion and free cash flow of $1.2 billion; up 67% and 78% year over year, respectively
•	16% growth in organic ARR – an incentive metric aligned with our strategic intent to increase our resilience and move the business toward greater recurring revenue streams
•	Return on Invested Capital (ROIC) of 20.9%, up from 15.2% for fiscal 2022

The table below demonstrates the year-over-year results for certain of our financial measures, including the non-GAAP measures used in our annual incentive plan (organic sales growth, adjusted EPS, free cash flow, and organic annual recurring revenue growth). See Other Information and Supplemental Financial Information sections below for the reconciliation to our externally reported results, including a discussion of how we calculate these non-GAAP measures and why we believe they are useful to investors.

TSR is a financial measure used in our long-term incentive plan. The following graph compares the cumulative TSR of our common stock against the cumulative total return of the S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware & Equipment) for the three-year period from October 1, 2020, to September 30, 2023, assuming in each case a fixed investment of $100 at the respective closing prices on September 30, 2020, and reinvestment of all dividends.

COMPARISON OF THREE-YEAR CUMULATIVE TOTAL RETURN

ROCKWELL AUTOMATION, S&P 500 SELECTED GICS INDEX

The cumulative total returns on Rockwell Automation common stock and the S&P 500 Selected GICS Groups as of each September 30 plotted in the above graph are as follows:

	9/30/2020	9/30/2021	9/30/2022	9/30/2023
Rockwell Automation(1)	$100.00	$135.41	$100.79	$136.20
S&P 500 Selected GICS Groups(1)(2)	$100.00	$128.32	$107.15	$140.01
Rockwell Automation cash dividends per common share	$4.08	$4.28	$4.48	$4.72
(1)	Includes the reinvestment of all dividends.
(2)	S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware & Equipment) consistent with our relative TSR performance share benchmark group.

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ALIGNING PAY WITH PERFORMANCE

Our strategy is to expand human possibility. Our vision is to create the future of industrial operations. As the world’s largest company dedicated to industrial automation and digital transformation, our strategy is to bring the Connected Enterprise® to life. We understand and simplify our customers’ complex production challenges and deliver the most valued solutions that combine technology and industry expertise. As a result, we make our customers more resilient, agile, and sustainable, creating more ways to win. We deliver value by helping our customers optimize production, build resilience, empower people, become more sustainable, and accelerate transformation.

Rockwell Automation stands at the intersection of the technological and societal trends that are shaping the future of industrial operations. We see converging megatrends including digitization and artificial intelligence, energy transition and sustainability, shifting demographics, and an increased need for resiliency.

Our long-term profitable growth framework outlines how we will deliver accelerated growth while we continue to transform our company to meet stakeholder expectations over the longer term:

•	Achieve faster secular growth in traditional markets due to customer needs for resiliency (including cybersecurity), agility, sustainability, and mitigating impacts of labor shortages;
•	Grow share and create new ways to win through technology differentiation, industry focus, go to market acceleration, expanded offerings and new market;
•	Accelerate growth in ARR;
•	Add 1% growth from acquisitions annually; and
•	Deliver profitable growth within a disciplined financial framework.

We believe:

•	Our employees’ knowledge of our customers and their applications and our technology are key factors that make our long-term business strategy work.
•	It is important to align the compensation of our leadership with our long-term business strategy. Our short- and long-term incentive plans focus the management team’s efforts in the areas that are critical to the success of our long-term business strategy.
•	The quality of our leadership has a direct impact on our performance and success.
•	Rockwell Automation has a long-standing and strong orientation toward pay for performance in its executive compensation program. We maintain this orientation throughout economic cycles that may cause fluctuation in our operating results and compensation outcomes. The fiscal 2023 compensation of our NEOs, as explained in the Fiscal 2023 Compensation Decisions section below, aligns with our annual and long-term performance and shareowners’ interests.
•	A significant portion of an executive’s compensation should be variable. The variable portions of our annual incentive plan (ICP) and long-term incentives (LTI) are directly linked to our performance and the creation of shareowner value. As shown in the charts below, 91% of the CEO’s target compensation, and approximately 82% of the other NEOs’ target compensation, was compensation at-risk in fiscal 2023:

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COMPENSATION REVIEW PROCESS

The table below outlines the typical timing and annual review process that our Committee follows.

JUNE OR JULY	AUGUST OR SEPTEMBER	OCTOBER OR NOVEMBER	DECEMBER
Review market trends and practices. Review incentive plans to ensure they continue to align with the Company’s strategy.	Review peer group and compensation risk. Approve changes to next fiscal year’s incentive design, if warranted.	Review market data and tally sheets for the NEOs. Determine performance share payouts for performance period just ending.	Finalize annual compensation decisions: base pay for the coming year, ICP payout for the performance period just ending, ICP targets set for next fiscal year, and target LTI awards for the performance period just beginning.

The Committee may deviate from this timing to make compensation changes regarding executives who are promoted or hired during the year or to respond to unusual conditions that require decisions on a different timetable.

Willis Towers Watson, the Committee’s independent compensation consultant, the CEO, and certain other executives assist the Committee with its review of compensation of our officers. The CEO does not participate in discussion regarding his own compensation.

PEER GROUP

The Committee believes it is important to clearly understand the relevant market for executive talent to inform its decision-making and to ensure that our executive compensation program supports our recruitment and retention needs. The compensation review process incorporates the prevalent market practice of using a defined peer group for benchmarking NEO pay levels and practices. Reflecting our growth in information technology and industrial operational technology software solutions, we incorporate specific industry sectors as part of the selection process for a relevant benchmark to our labor market for executive talent.

Following an annual review of our Compensation Peer Group, led by Willis Towers Watson, the Committee did not make any changes from the 2022 Compensation Peer Group and the following 20 companies remain for 2023:

2023 COMPENSATION PEER GROUP

  AMETEK, Inc.

  Amphenol Corporation

  Corning Incorporated

  Dover Corporation

  Emerson Electric Co.

  Fortive Corporation

  Intuit Inc.

  Keysight Technologies, Inc.

  NCR Corporation

  NetApp, Inc.

  Palo Alto Networks

Parker-Hannifin Corporation Sanmina Corporation Seagate Technology, PLC Synopsys, Inc. TE Connectivity Trimble Inc. VMware, Inc. Xerox Holdings Corporation Zebra Technologies Corporation

Peer Group Selection Criteria

•  Revenue (Approximately .5 to 2.0 times our revenue)

•  Industry business focus:

•  Industrial machinery,

•  Electrical components and manufacturing services, and

•  Technology hardware and software

•  Market capitalization reviewed and considered

Percentile Positioning Relative to Peers

	47TH	58TH
	REVENUE	MARKET CAPITALIZATION

We also consider broader market data in setting each element of our NEOs’ and other officers’ compensation. In particular, the Committee reviewed custom industry market data from the results of surveys provided by Willis Towers Watson and Aon. This custom benchmarking includes specific industry sectors that best represent our labor market, size-adjusted based on revenue to yield an index of approximately 250 companies. The Company is near the median revenue of both this broader-based benchmark group and the Compensation Peer Group (collectively, the “Peer Groups”).

We believe our compensation review process provides appropriate information based on where we compete for talent and aligns with best practices in the market. This process provides flexible and effective total compensation opportunities relative to our corporate performance and aligned with shareowner interests.

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USE OF TALLY SHEETS

We consider the total compensation (earned or potentially available) for each NEO in establishing each element of compensation. As part of our compensation review process, the Committee conducts a total compensation review or “Tally Sheet”. This review encompasses three years of all elements of compensation, including base salary, annual incentives, realized value of LTI awards, and retirement benefits. We also review each NEOs’ Company stock ownership as well as potential termination payments. Based upon the results of this analysis, the Committee concluded that our compensation programs are in line with our compensation philosophy.

ROLE OF MANAGEMENT

The Committee assesses the performance of the CEO and sets the CEO’s compensation in executive session without the CEO present. The CEO reviews the performance of our other officers, including the other NEOs, with the Committee and makes recommendations regarding each element of their compensation for the Committee’s review and approval. The Committee and the CEO are assisted in their review by Willis Towers Watson and the Senior Vice President, Chief People & Legal Officer. The other NEOs do not play a role in their own compensation determinations other than discussing their performance with the CEO.

FISCAL 2023 COMPENSATION DECISIONS

BASE SALARY

The Committee reviews base salaries for our officers on an annual basis, as well as at the time of hire, promotion, or other change in responsibilities. In determining our NEOs’ base salaries, the Committee considers:

•	Our Peer Groups’ benchmarks and external market factors;
•	Our performance and the performance of the NEOs’ business segments (where applicable), as well as the NEOs’ performance compared to operating and leadership objectives;
•	Scope, experience, skills, and recent significant promotions or changes in role or responsibilities;
•	Internal equity among the NEOs;
•	Expected future contributions and leadership; and
•	Salary increase plans for other employees.

The table below summarizes the changes in NEO base salary during fiscal 2023.

Name	October to December 2022 Base Salary ($)	January 2023 Increase (%)	January to September 2023 Base Salary ($)	FY2023 Salary ($)
Blake D. Moret	1,163,900	4%	1,210,456	1,198,817
Nicholas C. Gangestad	826,000	4%	859,040	850,780
Scott A. Genereux	619,500	4%	644,280	638,085
Rebecca W. House	638,100	4%	663,624	657,243
Frank C. Kulaszewicz	745,400	4%	775,216	767,762

ANNUAL INCENTIVE COMPENSATION

We provide annual incentive opportunities to our NEOs under our ICP.

NEO TARGETS

At the start of each fiscal year, or upon hire, we establish for each executive an incentive compensation target equal to a percentage of the individual’s base salary effective as of the fiscal year-end period. For the NEOs, the target is based on our Peer Groups’ benchmark with adjustments to reflect internal equity and other subjective factors.

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The table below summarizes the fiscal 2023 annual targets for our NEOs eligible for fiscal 2023 ICP awards which can range from 0 to 200% of target incentive, in line with our pay for performance orientation:

Name	Annual Incentive Target % of Base Salary
Blake D. Moret	150%
Nicholas C. Gangestad	100%
Scott A. Genereux	80%
Rebecca W. House	80%
Frank C. Kulaszewicz	80%

2023 ICP MEASURES AND GOALS

The Committee annually reviews the compensation measures and weightings and our fiscal 2023 ICP was designed to reward our executives for achieving the Company’s financial goals. The following table indicates the fiscal 2023 ICP financial measures and weightings for assessment of Company-wide financial performance for all the NEOs:

Organic ARR and sales growth, adjusted EPS, and free cash flow directly link incentive metrics to key Company financial goals with a balance between earnings, sales, and capital management. The Committee uses the Company’s annual operating plan as the basis for setting goals for adjusted EPS, organic sales growth, free cash flow, and organic ARR growth under our incentive compensation plans. The ICP financial goals for fiscal 2023 are shown on the next page. The Committee determined that meeting these goals would require significant effort and achievement on the part of the management team and all Company employees in the continued execution of our strategy. Target goals for adjusted EPS and organic sales growth were set at the midpoint of external guidance. Moreover, the Committee determined that no payments would be made under the ICP if adjusted EPS was less than $9.00—regardless of performance against any of the other financial goals. The Committee determined that the organic ARR growth of 15% and free cash flow goal of $1,159 million were appropriate based on economic conditions at the time the targets were set.

On an annual basis the Committee evaluates whether any adjustments to the calculation of the ICP financial measures are appropriate for items such as acquisitions or legal settlements that were not anticipated at the time the goals were set. See Other Information and Supplemental Financial Information sections below for the reconciliation to our externally reported results.

In recognition of the critical role that culture plays in the Company’s success, our fiscal 2023 ICP also included a possible adjustment based on strategic Company goal performance tied to the evolution of our culture. Our fiscal 2023 strategic goals were aligned to the four tenets of our culture:

•	Strengthen our commitment to integrity, diversity, and inclusion;
•	Be willing to compare ourselves to the best alternatives;
•	Increase the speed of decision making; and
•	Have a steady stream of fresh ideas.

A positive or negative ten percent adjustment to the fiscal 2023 ICP payout based on financial measure performance could be made based on the CEO and Committee’s assessment of progress made on the strategic goals. Additionally, the Committee can adjust the NEO payout based on individual, team, or segment performance downwards to zero or upwards to two times the NEOs target annual incentive amount.

2023 PERFORMANCE AND PAYOUT RESULTS

The following table shows the 2023 financial goals used to determine award payouts under our ICP for fiscal 2023 and our performance compared to those goals. Our strong execution, resilient operating model, continued investments in new ways to win, and customer-focused culture enabled us to significantly exceed our fiscal 2023 growth and performance targets. Based on our above target performance of all four financial measures, we had 2023 ICP plan performance of 160.6% of target incentive for our NEOs.

In 2023, we also made progress on all four of our culture tenets, including an increase in the representation of U.S. people of color, including in leadership roles, and woman globally, achieving best in class safety performance, removing barriers to execution, and developing our next horizon strategy and objectives. Given the impact this progress had on our fiscal year 2023 results and how it positions us well for the future, upon recommendation of our CEO, the Committee made a positive adjustment of 5% of targeted ICP payouts resulting in a fiscal 2023 incentive plan earned payout percentage of 165.6% before individual, team, or segment adjustments.

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(1)	Adjusted EPS for ICP, organic sales growth, organic ARR growth, and free cash flow for ICP are non-GAAP measures, see Other Information and Supplemental Financial Information sections below for the reconciliation to our externally reported results.

The following table includes the fiscal 2023 incentive payment calculations for our NEOs.

Name	Fiscal Year End Base Salary ($)	X	Annual Incentive Target % of Base Salary (%)	X	Fiscal 2023 Incentive plan earned payout (%)	=	Fiscal 2023 Incentive Payments ($)
Blake D. Moret	1,210,456		150%		165.6%		3,006,773
Nicholas C. Gangestad	859,040		100%		165.6%		1,422,570
Scott A. Genereux	644,280		80%		165.6%		853,542
Rebecca W. House	663,624		80%		165.6%		879,169
Frank C. Kulaszewicz(1)	775,216		80%		155.6%		964,989

(1)	Mr. Kulaszewicz’s fiscal 2023 incentive plan earned rate payout was reduced from 165.6% to 155.6% based on business results in the segment that he led as recommended by the CEO and approved by the Committee.

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LONG-TERM INCENTIVES (LTI)

The principal purpose of our long-term incentives is to reward management for creating shareowner value and to align the financial interests of management and shareowners. The creation of shareowner value is important not only in absolute terms, but also relative to the value created as compared to other investment alternatives available to our shareowners. The Committee approves annual LTI awards for the CEO and executive officers, including the other NEOs, by individual and the CEO recommends to the Committee the LTI awards for other employees in total as a group.

As a critical element of our executive compensation program, at-risk long-term incentives make up the largest component of total pay for our NEOs. In fiscal 2023, the overall structure of our LTI program for executives continued to have three components with allocation of stock options, performance shares, and restricted stock to the following percentages of the total LTI value:

The allocation of annual LTI awards is based on our review of market practices for our Peer Groups, our pay for performance philosophy, and strong emphasis on creating shareowner value and attracting and retaining talent.

We generally make annual LTI awards near the beginning of each fiscal year at the same time the Committee performs its annual management performance evaluation and takes other compensation actions. Annual LTI awards for officers occur on the same date as annual LTI awards for our other professional and managerial employees and our Board of Directors. As the grant date for our annual LTI awards generally occurs on the day the Committee meets in the first quarter of our fiscal year, the grant date is set in advance when the schedule of Committee meetings is arranged. We do not grant LTI awards in anticipation of the release of material non-public information. Similarly, we do not time the release of information based on LTI award grant dates.

We occasionally make LTI awards to new executives as they are hired or current executives when promoted or to address retention during the year. These awards are approved by the Committee, and the award date is the date the award is approved or, if later, the start date for a new executive or promotion.

In determining the fiscal 2023 annual LTI awards for the NEOs, the following factors were considered:

•	Information on each NEO’s total compensation compared to the compensation for similar positions at the companies in the Peer Groups;
•	Internal comparisons with other officers;
•	Historical information regarding the NEOs’ long-term compensation opportunities; and
•	Individual past and expected future contributions to our long-term performance.

The following table includes the aggregate grant date fair value of awards granted in fiscal 2023. These amounts were determined using the valuation method described in the Grants of Plan-Based Awards Table and may not correspond to the actual value that may be realized by the NEOs. The awards reflect the Committee’s assessment of leadership and competencies demonstrated in the role and performance in the role and position to market benchmarks of our Peer Groups.

Name	Fiscal Year 2023 LTI ($)
Blake D. Moret	10,000,338
Nicholas C. Gangestad	3,200,535
Scott A. Genereux	2,500,273
Rebecca W. House	3,000,437
Frank C. Kulaszewicz	1,800,194

The awards have terms and conditions as described in the Long-Term Incentives section above. Our annual LTI award components are explained below.

STOCK OPTIONS

We believe that stock options are an appropriate vehicle to reward management for increases in shareowner value, as they provide no value unless our share price increases above the grant date exercise price. The stock option grants vest in three equal increments one, two, and three years after the grant date, and have a 10-year life. The exercise price of all stock options is the fair market value of our stock at the close of trading on the date of the grant (the exercise price for stock options granted during fiscal 2023 was $259.81, the closing price on December 9, 2022). We do not reprice stock options, and it is prohibited by our long-term incentive plan.

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PERFORMANCE SHARES

Performance shares are designed to reward management for our relative TSR performance compared to our benchmarks over a three-year period. The payouts of performance shares granted will be made in shares of our common stock or cash, as determined by the Committee, and will range from 0% to 200% of the target number of shares awarded. The unvested performance shares are not eligible for dividends.

For performance shares, the relative performance benchmark group index includes companies that are aligned with the Company’s strategic direction as indicated below. The payout formula, as summarized below, aligns closely to our Compensation Peer Groups’ prevalent practices to ensure we can attract and retain talent. The number of shares earned will be interpolated for results between those percentiles. If performance shares are earned but absolute TSR is negative, the number of shares earned will be capped at target.

	Threshold	Target	Maximum
Rockwell Automation TSR Performance Relative to S&P 500 Selected GICS Group (Capital Goods, Software & Services, Technology, Hardware & Equipment) over a Three-Year Period	25th Percentile	50th Percentile	75th Percentile

Percent of Target Shares Earned	50%	100%	200%

2021-2023 PERFORMANCE SHARE PAYOUT RESULTS

For the performance period from October 1, 2020, to September 30, 2023, our three-year TSR of 38.2% was at the 48th percentile of the companies in the S&P 500 Selected GICS Groups including Capital Goods, Software & Services, Technology, Hardware & Equipment companies, resulting in 92% of the target number of performance shares being earned. We use the 20-trading day average trading price of our common stock ending September 30 to determine the starting and final price for the calculation of TSR. See footnote 4 to the Outstanding Equity Awards at Fiscal Year-End Table for information about the number of shares earned by three of our NEOs that received an award on December 10, 2020.

We believe the TSR we have delivered, and the payout history of our long-term incentive plan demonstrates our pay for performance philosophy and our emphasis on long-term incentives that are aligned with the interest of shareowners.

RESTRICTED STOCK UNITS

We grant restricted stock units primarily to attract and retain high quality executives.

We grant restricted stock units that vest in three equal increments at one, two, and three years after the grant date. The restricted stock units accrue dividend equivalents that are paid in cash upon vesting of the underlying shares. We believe these changes align to prevalent market practice and better position us to attract and retain talent.

PERQUISITES

During fiscal 2023, our officers received a very limited perquisite package that included personal liability insurance, annual physicals, and, if applicable, recreational activities at Board retreats, relocation assistance, expatriate benefits, and personal use of the Company plane and entertainment suites. Upon retirement, officers may elect to continue the personal liability insurance coverage at their own expense. Personal use of the Company plane is generally prohibited. However, on occasion, and with pre-approval by our CEO and pre-approval of the Committee Chair for our CEO, officers may use our Company plane for personal use for reasons such as the assurance of health and safety. Mr. Moret had personal use trips during fiscal 2023 and the aggregate incremental cost for such trips is included in the All Other Compensation Table below. In line with our policy, Mr. Moret incurred taxable income for that travel. We do not in any way compensate officers for any income tax owed for personal travel.

OTHER

Our NEOs receive the same benefits as other eligible U.S. salaried employees. They participate on the same basis as other eligible U.S. salaried employees in our health and welfare plans, pension plan and 401(k) savings plan. Our non-qualified pension and savings plans use the same formulas as our qualified plans and provide benefits that may not be paid under our qualified plans due to limitations under the Internal Revenue Code of 1986, as amended (the “Code”). Our deferred compensation plan offers investment measurement options similar to those in our 401(k) savings plan and does not have any guaranteed rates of return.

COMPENSATION RISK ASSESSMENT

The Committee engages Willis Towers Watson annually to conduct a review of our compensation programs relative to the potential for incentives to motivate excessive risk-taking in a way that could materially affect the Company. Willis Towers Watson reviews the measures used in each program, the target-setting process, and the overall governance of our compensation plans. The 2023 review concluded that we have strong governance procedures and that our plans do not present a material risk to the Company or encourage excessive risk-taking by participants.

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Willis Towers Watson determined our compensation programs do not encourage our executives to take excessive risk due to, among many considerations, the following plan design elements:

•   Our ICP provides a balance among organic sales and ARR growth, earnings, and cash flow performance, limiting the effect of over-performance in one area at the expense of others

•   Payouts under our ICP are capped at twice the NEO’s ICP target, limiting excessive rewards for short-term results

•   Our recoupment policy and clawback agreements mitigate against risk

•   The Committee can reduce or withhold an incentive payment if it determines that the executive has caused the Company to incur excessive risk

•   A majority of the total direct compensation for our NEOs is in the form of long-term incentives

•   Our mix of equity award types appropriately motivates long-term performance

•   A majority of our equity awards vest over a period of several years, which encourages a long-term focus

•   Our NEOs are subject to stock ownership requirements, which align their long-term interests with the interests of our other shareowners

CHANGES IN COMPENSATION PROGRAM FOR FISCAL 2024

Based on our shareowner advisory vote on executive compensation, as well as input gained during shareowner outreach, the Committee determined that our current executive compensation program is well aligned with shareowner interests and expectations.

PEER GROUP

Following an annual review of our Compensation Peer Group, led by Willis Towers Watson, the Committee removed Sanmina Corporation, NCR Corporation, and Xerox Holdings Corporation and added Eaton Corporation plc and Autodesk. The changes were made to better align our peer group with our Company’s market capitalization, revenue, industry sectors in our operating profile, and consistency with our relative benchmark group used in our performance share program.

BASE SALARY

We are not making any base salary changes for our NEOs at this time. The Committee plans to evaluate market conditions later in the fiscal year.

ANNUAL INCENTIVE COMPENSATION

For fiscal 2024, NEOs annual incentive compensation measures will be subject to ICP financial measures that remain the same as in fiscal 2023 as explained above. There are no changes planned for the annual incentive compensation target as a percentage of base salary for our NEOs. Target amounts will generally be earned under our ICP if we achieve our financial goals for the year, and maximum payouts will be earned if we significantly exceed the goals. In determining the payout curves, the Committee considered:

•	actual fiscal 2023 performance and 2024 outlook,
•	the rate of growth required to achieve our goals, and
•	the impact of global macroeconomic factors on the Company’s business prospects.

The Committee determined that no payments will be made under the ICP if Adjusted EPS is less than $12.00—regardless of performance against any of the other financial measures.

While achieving our financial goals is extremely important in determining our annual incentive compensation, the 2024 ICP award process continues to include a possible adjustment based on strategic Company goal performance. In 2024, a positive or negative ten percent adjustment to the fiscal 2024 ICP payout based on financial measure performance could be made based on the CEO and Committee’s assessment of progress made in evolving our culture consistent with our four tenets:

•	Strengthen our commitment to integrity, diversity, and inclusion;
•	Be willing to compare ourselves to the best alternatives;
•	Increase the speed of decision making; and
•	Have a steady stream of fresh ideas.

Additionally, the Committee can adjust an NEO’s ICP payout based on individual, team, or segment performance downwards to zero or upwards to two times the NEOs target annual incentive amount.

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LONG-TERM INCENTIVES

In fiscal 2024, the overall structure of our long-term incentive program for executives will continue to have three components and remain unchanged from fiscal 2023. At its December 2023 meeting, the Committee approved the following annual grants of equity awards to the NEOs for fiscal 2024:

Name	Fiscal Year 2024 LTI ($)	Stock Options (#)	Performance Shares at Target (#)	Restricted Stock Units (#)
Blake D. Moret	11,000,000	38,413	14,913	11,807
Nicholas C. Gangestad	3,200,000	11,175	4,339	3,435
Scott A. Genereux	2,200,000	7,683	2,893	2,362
Rebecca W. House	2,200,000	7,683	2,983	2,362

Mr. Kulaszewicz did not receive an award because he is retiring in fiscal 2024. We calculated the number of options, performance shares, and restricted stock units using the valuations consistent with the closing price of our common stock of $279.50 on the December 4, 2023, grant date. The exercise price of options continues to be the closing price on the date of the grant. The awards have terms and conditions as described in the Long-Term Incentives section above.

OTHER COMPENSATION POLICIES

CHANGE OF CONTROL AND SEVERANCE

We have change of control agreements with each of the NEOs and certain other officers. Our current agreements are effective if there is a change of control (as defined in the agreements) on or before September 30, 2025. These agreements are reviewed and renewed every three years.

For a description of the purpose and value of the change of control agreements, see “Potential Payments Upon Termination or Change of Control.”

We do not have severance agreements in place with the NEOs for terminations other than those covered by our change of control agreements. However, we have at times entered into severance agreements with executives in connection with the termination of their employment, with the terms and conditions depending upon the individual circumstances of the termination, the transition role we expect from the executive, and the Company’s best interests.

STOCK OWNERSHIP POLICY

We believe our focus on pay for performance is sharpened by aligning the long-term financial interests of our officers with those of our other shareowners. Accordingly, our stock ownership policy sets the following minimum ownership requirements for our officers. Our policy requires the following ownership requirement for our NEOs:

Common Stock Market Value (Multiple of Base Salary)
Chief Executive Officer	6
Senior Vice Presidents	3

Officers must meet the ownership requirement within five years. There is also a hold-until-met requirement that prohibits an officer below the ownership guideline from selling his or her shares of stock, except for sales to cover taxes, the exercise price of stock options, and transaction costs. In addition, the policy expressly encourages officers to use Rule 10b5-1 trading plans for transactions involving sales of Company common stock.

Our stock ownership policy includes shares owned directly (including restricted shares and restricted stock units) or through our savings plans (including share equivalents under our non-qualified savings plans) when determining whether an officer meets the ownership requirements. We exclude stock options or performance share units when considering ownership.

As of September 30, 2023, all NEOs met the stock ownership requirements or are on track to meeting the requirement within the required five-year period.

OFFICER TRADING RESTRICTIONS

Under our trading procedures, an officer may not engage in any transactions involving Company securities, including gifts and option exercises, without first obtaining pre-clearance of the transaction from our Chief Legal Officer or Assistant Secretary. Generally, trading is only permitted during announced trading periods. Employees subject to trading restrictions, including officers, may enter into a trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that would allow trades outside a trading period. Our trading policies were updated to align with the amended SEC rules adopted in December 2022. Our policy on Rule 10b5-1 trading plans requires (i) plans to be entered into during an open trading window, (ii) trades to occur during a trading window unless the plan uses a limit price or is used to pay taxes on equity vesting outside a window, (iii) a minimum 90-day wait before the first trade can occur (unless the trade is

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to cover taxes on equity vesting before then), and (iv) Company approval. Plans can be amended only during an open trading window and cannot be terminated except in extraordinary circumstances, subject in both cases to approval by our Chief Legal Officer.

We also have an anti-hedging policy that prohibits employees from engaging in any transaction that is designed or intended to hedge or otherwise limit exposure to decreases in the market value of Company stock, and an anti-pledging policy that prohibits officers from pledging Company securities.

RECOUPMENT POLICY, CLAWBACKS, AND OTHER POST-EMPLOYMENT PROVISIONS

Our updated recoupment (clawback) policy was adopted by our Board effective as of October 1, 2023, with changes made in accordance with the SEC rules adopted to implement requirements of the Dodd-Frank Act. The policy applies to current and former officers subject to Section 16 of the Exchange Act and includes a three-year lookback for incentive compensation from the time of a material restatement if a recoupment is required. Under the policy, in the event of a restatement of our consolidated financial statements, whether at fault or otherwise, the Committee will, if applicable, require reimbursement or payment to us of the excess amount of any incentive compensation received by the officer during the three fiscal years preceding the earlier to occur of (i) the date on which the Company determines, or reasonably should have determined, such restatement is required or (ii) the date a court, regulator, or other legally authorized body directs the Company to prepare such restatement, over the amount of incentive compensation that would have been received by the officer had it been based on the restated financial statements.

The Committee believes that the Company’s clawback policy is in keeping with good standards of corporate governance and mitigates the potential for excessive risk taking by Company executives.

Additionally, our equity award agreements contain certain post-employment restrictive covenants, including two-year non-competition and non-solicitation covenants, that give the Company the right, in the event of a breach, to recoup the gain on any shares of Company common stock acquired during the two years before the date of the officer’s retirement or other termination of employment.

DEDUCTIBILITY

The Tax Cuts and Jobs Act of 2017 enacted significant changes to Section 162(m) of the Code, including the repeal of the “performance-based” compensation exemption and the expansion of the definition of “covered employees”. As a result of these changes, we expect that compensation to NEOs in excess of $1 million will not be deductible by the Company unless it qualifies for limited transition relief that applies to certain arrangements in place as of November 2, 2017, that have not been materially modified.

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SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation of each of the NEOs for the fiscal years ended September 30, 2023, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
Blake D. Moret President & Chief Executive Officer	2023	1,198,817	0	7,000,325	3,000,013	3,006,773	2,519,169	39,923	16,765,020
	2022	1,163,900	0	6,300,606	2,700,018	748,970	0	74,210	10,987,703
	2021	1,111,502	0	4,551,639	1,952,544	2,266,600	3,572,868	62,132	13,517,285
Nicholas C. Gangestad Senior Vice President & Chief Financial Officer	2023	850,780	0	2,240,531	960,004	1,422,570	0	88,519	5,562,404
	2022	819,425	0	2,240,235	960,008	354,354	0	92,870	4,466,892
	2021	472,031	750,000	4,000,997	0	649,100	0	80,914	5,953,042
Scott A. Genereux Senior Vice President, Chief Revenue Officer	2023	638,085	0	1,750,231	750,042	853,542	0	63,923	4,055,823
	2022	614,569	0	1,400,519	600,082	212,612	0	71,451	2,899,234
	2021	400,000	300,000	2,000,016	0	445,200	0	12,923	3,158,139
Rebecca W. House Senior Vice President, Chief People & Legal Officer & Secretary	2023	657,243	0	2,100,434	900,004	879,169	0	57,270	4,594,120
	2022	633,017	0	1,260,647	540,021	218,996	0	74,100	2,726,781
	2021	588,207	0	1,142,458	360,555	687,800	0	39,316	2,818,336
Frank C. Kulaszewicz Senior Vice President	2023	767,762	0	1,260,192	540,002	964,989	512,794	20,519	4,066,258
	2022	739,464	0	910,309	390,001	255,821	0	30,464	2,326,059
	2021	687,124	0	911,315	391,064	803,400	716,528	15,132	3,524,563
(1)	Amounts in this column represent the cash sign-on bonus upon hire inclusive of two-year clawback upon certain terminations for Messrs. Gangestad and Genereux in fiscal year 2021.
(2)	Amounts in this column represent the grant date fair value of restricted stock and performance share awards granted calculated in accordance with U.S. GAAP. The grant date fair value of restricted stock was $259.81, $350.76, $251.24, $247.68, and $246.77 per share for December 9, 2022, December 7, 2021, March 1, 2021, February 1, 2021, and December 10, 2020, respectively. Performance share awards are valued at the target number of shares with a grant date fair value of $340.77, $481.28, and $298.10 for 2023, 2022, and 2021, respectively. The assumptions applicable to these valuations are set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023. The amounts shown may not correspond to the actual value that may be realized by the NEOs. If the performance share awards are valued at two times the target number of shares (the maximum potential payout), then for fiscal 2023 the stock award amount would increase by $4,000,299, $1,280,273, $1,000,160, $1,200,192, and $720,047, for Messrs. Moret, Gangestad, and Genereux, Ms. House, and Mr. Kulaszewicz, respectively. For additional information on awards made in fiscal 2023, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table.
(3)	Amounts in this column represent the grant date fair value of option awards granted calculated in accordance with U.S. GAAP. The grant date fair value was $77.62, $87.68, and $55.47 per share for December 9, 2022, December 7, 2021, and December 10, 2020, respectively. The assumptions applicable to these valuations are set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023. The amounts shown may not correspond to the actual value that may be realized by the NEOs. For additional information on awards made in fiscal 2023, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table.
(4)	This column represents amounts paid under our ICP for performance in the fiscal year. For more information about our ICP, see the “Compensation Discussion and Analysis” and Grants of Plan-Based Awards Table.

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(5)	We do not pay “above market” interest on non-qualified deferred compensation; therefore, this column reflects changes in pension values only. Messrs. Moret and Kulaszewicz participate in two pension plans with the same requirements and benefits as other employees hired or rehired before July 1, 2010. The changes in pension value amounts for each year and for each NEO represent the difference from September 30 of the prior year to September 30 of each year in the actuarial present value of the NEOs accrued pension benefit at their unreduced retirement age under our qualified and non-qualified pension plans. These amounts are based on benefits provided by the plan formula and converted to a present value using a discount rate which was 6.10% in fiscal 2023, 5.65% in fiscal 2022, and 3.10% in fiscal 2021. For information on the formula and assumptions used to calculate these amounts, see the Pension Benefits Table. Messrs. Gangestad and Genereux and Ms. House do not participate in the qualified and non-qualified pension plans as they were hired after the plans were closed to new participants (July 1, 2010).
(6)	This column represents the Company matching contributions for the NEOs under our savings plans, deferred compensation plan for Mr. Gangestad, a non-elective contribution (NEC) of 4% for Mr. Gangestad and Ms. House and 5% for Mr. Genereux, and perquisites provided to Mr. Moret. For further information, see Pension Benefits Table and Non-Qualified Deferred Compensation sections below. This column was restated to exclude the dividends paid or accrued on restricted stock and restricted stock units in fiscal 2021 of $15,338 for Mr. Kulaszewicz. The dividends were excluded given they were factored into the grant date fair value of those awards. The dividends paid for other Officers were previously excluded in the prior year proxy statement. The aggregate amount of personal benefits and perquisites provided to each NEO during fiscal 2023, 2022, and 2021 was less than $10,000 (except for Mr. Moret in 2023, 2022, and 2021 and Mr. Gangestad in 2022 and 2021) and, therefore, not included in All Other Compensation. See All Other Compensation Table for more information.

ALL OTHER COMPENSATION TABLE

The following table describes each element of the All Other Compensation column in the Summary Compensation Table for fiscal 2023.

Name	Value of Company Contributions to Plans(1) ($)	Perquisites(2) ($)	Total(3) ($)
Blake D. Moret	22,518	17,405	39,923
Nicholas C. Gangestad	88,519	–	88,519
Scott A. Genereux	63,923	–	63,923
Rebecca W. House	57,270	–	57,270
Frank C. Kulaszewicz	20,519	–	20,519
(1)	This column includes the Company matching contributions to all the NEOs’ 401(k) savings plan and non-qualified savings plan accounts, deferred compensation plan for Mr. Gangestad, and a NEC for Messrs. Gangestad and Genereux and Ms. House, of $59,018, $41,606, and $34,284, respectively, as they were hired after July 1, 2010. For further information, see Pension Benefits Table and Non-Qualified Deferred Compensation sections below.
(2)	The aggregate amount of personal benefits and perquisites provided to each NEO, except for Mr. Moret, during fiscal 2023 was less than $10,000 and, therefore, not included in All Other Compensation. Amounts included in this column for Mr. Moret were related to personal use of the Company plane by Mr. Moret, his spouse, and other family members, costs for personal liability insurance, and recreational activities at one Board retreat calculated at the incremental cost to the Company. The incremental cost of the Company plane is calculated by taking total variable costs divided by total flight hours.
(3)	To the extent dividends were paid or accrued on long-term incentive awards, they are not included as those amounts were factored into the grant date fair value of those awards.

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GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information about equity and non-equity awards made to the NEOs in fiscal 2023.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards(4): Number of Shares of Stock or Units (#)	All Other Option Awards(5): Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(6) ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(7) ($)
Name	Grant Type	Grant Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Blake D. Moret	Incentive Compensation		0	1,815,684	3,631,368
	Performance Shares	12/9/2022				0	11,739	23,478				4,000,299
	Restricted Stock Units	12/9/2022							11,547			3,000,026
	Stock Options	12/9/2022								38,650	259.81	3,000,013
Nicholas C. Gangestad	Incentive Compensation		0	859,040	1,718,080
	Performance Shares	12/9/2022				0	3,757	7,514				1,280,273
	Restricted Stock Units	12/9/2022							3,696			960,258
	Stock Options	12/9/2022								12,368	259.81	960,004
Scott A. Genereux	Incentive Compensation		0	515,424	1,030,848
	Performance Shares	12/9/2022				0	2,935	5,870				1,000,160
	Restricted Stock Units	12/9/2022							2,887			750,071
	Stock Options	12/9/2022								9,663	259.81	750,042
Rebecca W. House	Incentive Compensation		0	530,899	1,061,798
	Performance Shares	12/9/2022				0	3,522	7,044				1,200,192
	Restricted Stock Units	12/9/2022							3,465			900,242
	Stock Options	12/9/2022								11,595	259.81	900,004
Frank C. Kulaszewicz	Incentive Compensation		0	620,173	1,240,346
	Performance Shares	12/9/2022				0	2,113	4,226				720,047
	Restricted Stock Units	12/9/2022							2,079			540,145
	Stock Options	12/9/2022								6,957	259.81	540,002
(1)	These columns show the potential value of the cash payout for each NEO under the ICP for fiscal 2023 if the threshold, target and maximum goals are met. For each NEO, an incentive compensation target equal to a percentage of the individual’s base salary is set at the beginning of the year or upon hire. Amounts shown are based on base salary on September 30, 2023 and reflect the annual incentive prorated for time worked during the fiscal year. Actual ICP payments may be higher or lower than the target based on Company financial and operating performance and individual performance. The Committee has discretion to change the amount of any award regardless of whether the goals are met, and payouts are capped at twice the individual’s ICP target.

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(2)	These columns show the threshold, target and maximum payouts under performance shares awarded during fiscal year 2023. The payout in respect of these performance shares will be made in shares of our common stock and/or cash in an amount determined based on the TSR of our common stock, assuming reinvestment of all dividends, compared to the performance of companies in the S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware & Equipment) for the period from October 1, 2022 to September 30, 2025, if the individual continues as an employee until the third anniversary of the grant date (subject to provisions relating to the grantee’s death, disability, retirement or a change of control of the Company). The payouts will be at zero, the target amount and the maximum amount if our TSR is equal to or less than the 25th percentile, equal to the 50th percentile and equal to or greater than the 75th percentile of the TSR of companies in the S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware & Equipment), respectively, over the applicable three-year period, with the payout interpolated for results between those percentiles. We use the 20-trading day average trading price of our common stock ending September 30 to determine the starting price and the final TSR. The potential value of a payout will fluctuate with the market value of our common stock.
(3)	In fiscal 2023, annual equity grants were made to NEOs on December 9, 2022.
(4)	This column shows the number of restricted stock units granted in fiscal 2023 to the NEOs. The grant date fair value of restricted stock units was $259.81 per share for awards granted on December 9, 2022, computed in accordance with U.S. GAAP and the assumptions set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023. The restricted stock units granted vest 1/3 on each of the first, second, and third anniversaries of the grant dates (subject to provisions related to the grantee’s death, retirement, or a change of control). Restricted stock units accrue dividend equivalents that are payable in cash when the underlying shares vest.
(5)	This column shows the number of stock options granted in fiscal 2023 to the NEOs under our 2020 Long-Term Incentives Plan. The options vest and become exercisable in three substantially equal installments beginning one year after the grant date. The grant date fair value of the awards granted on December 9, 2022, computed in accordance with U.S. GAAP, was $77.62 per share. This amount was calculated using the Black-Scholes pricing model and the assumptions set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.
(6)	This column shows the exercise price for stock options granted, which was the closing price of our common stock on December 9, 2022, the grant date of the options.
(7)	This column shows the aggregate grant date fair value of the performance share awards at target, which was based on $340.77 per share computed in accordance with U.S. GAAP and the assumptions set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023. The aggregate grant date fair value of the performance share awards at two times the target number of shares was $8,000,598, $2,560,546, $2,000,320, and $1,440,094 for Messrs. Moret, Gangestad, Genereux, and Kulaszewicz, respectively, and $2,400,384 for Ms. House.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table provides information about equity awards made to the NEOs that are outstanding as of September 30, 2023.

		Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Blake D. Moret	12/9/2022		38,650		259.81	12/9/2032	11,547	3,300,941	23,478	6,711,656
	12/7/2021	10,264	20,530		350.76	12/7/2031	5,132	1,467,085	14,962	4,277,187
	12/10/2020	23,466	11,734		246.77	12/10/2030	2,635	753,267	17,450	4,988,432
	12/5/2019	70,200			196.43	12/5/2029
	12/4/2018	69,200			171.46	12/4/2028
	12/8/2017	57,100			192.86	12/8/2027
	12/6/2016	62,400			136.40	12/6/2026
	7/1/2016	24,400			115.89	7/1/2026
	12/3/2015	27,600			104.08	12/3/2025
Nicholas C. Gangestad	12/9/2022		12,368		259.81	12/9/2032	3,696	1,056,576	7,514	2,148,027
	12/7/2021	3,649	7,300		350.76	12/7/2031	1,825	521,713	5,320	1,520,828
	3/1/2021						5,309	1,517,684
Scott A. Genereux	12/9/2022		9,663		259.81	12/9/2032	2,887	825,307	5,870	1,678,057
	12/7/2021	2,280	4,564		350.76	12/7/2031	1,141	326,178	3,326	950,804
	2/1/2021						2,692	769,562
Rebecca W. House	12/9/2022		11,595		259.81	12/9/2032	3,465	990,540	7,044	2,013,668
	12/7/2021	2,052	4,107		350.76	12/7/2031	1,027	293,588	2,994	855,895
	12/10/2020	4,332	2,168		246.77	12/10/2030	487	139,219	3,230	923,360
	10/1/2020						1,370	391,642
	12/5/2019	12,600			196.43	12/5/2029
	12/4/2018	13,900			171.46	12/4/2028
	12/8/2017	10,200			192.86	12/8/2027
Frank C. Kulaszewicz	12/9/2022		6,957		259.81	12/9/2032	2,079	594,324	4,226	1,208,087
	12/7/2021	1,482	2,966		350.76	12/7/2031	742	212,116	2,162	618,051
	12/10/2020	4,433	2,351		246.77	12/10/2030	529	151,225	3,490	997,686
	12/5/2019	9,800			196.43	12/5/2029
	12/4/2018	11,667			171.46	12/4/2028
	12/8/2017	8,000			192.86	12/8/2027
(1)	All option awards vest 1/3 on each of the first, second, and third anniversaries of the grant date (subject to provisions related to the grantee’s death, retirement or a change of control).
(2)	All restricted stock vests in full on the third anniversary of the grant date and all restricted stock units granted December 10, 2020 or later vest 1/3 on each of the first, second, and third anniversaries of the grant date (both subject to provisions related to the grantee’s death, retirement or a change of control).
(3)	The market value of the stock awards is based on the closing market price of our common stock as of September 29, 2023, which was $285.87.
(4)	This column shows the maximum number of performance shares outstanding. The payout can be from 0% to 200% of the target as described in footnote 2 to the Grants of Plan-Based Awards Table. All performance shares will vest and be paid out on the third anniversary of the grant date (subject to provisions relating to the grantee’s death, disability, retirement, or a change of control). The performance shares awarded on December 10, 2020 were earned at 92% of target. The Committee approved at its October 2023 meeting the payout of such performance shares in shares of our common stock, which resulted in the following number of shares being delivered to the NEOs that received an award on December 10, 2020:

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Name	Shares of Common Stock Delivered in Respect of Performance Shares Awarded on December 10, 2020 and Vested on December 10, 2023
Blake D. Moret	8,027
Rebecca W. House	1,486
Frank C. Kulaszewicz	1,606

OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides additional information about stock option exercises and shares acquired upon the vesting of stock awards, including the value realized, by the NEOs during the fiscal year ended September 30, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Blake D. Moret	25,300	4,743,201	24,792	6,484,307
Nicholas C. Gangestad	–	–	6,220	1,785,736
Scott A. Genereux	–	–	3,262	906,705
Rebecca W. House	–	–	4,514	1,180,247
Frank C. Kulaszewicz	6,300	704,275	5,456	1,428,694
(1)	Messrs. Moret and Kulaszewicz retained 1,700 and 300 shares, respectively.
(2)	Based on the closing price of our common stock on the NYSE on the vesting date, as applicable.

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PENSION BENEFITS TABLE

The following table shows the present value of accumulated benefits as of September 30, 2023 payable to the NEOs under the Rockwell Automation Pension (Qualified) Plan and Rockwell Automation Pension (Non-Qualified) Plan based on the assumptions described in footnote 1 to this table.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Blake D. Moret	Rockwell Automation Pension (Qualified) Plan	39	1,464,094	–
	Rockwell Automation Pension (Non-Qualified) Plan	39	14,523,051	–
Nicholas C. Gangestad(2)	Rockwell Automation Pension (Qualified) Plan	–	–	–
	Rockwell Automation Pension (Non-Qualified) Plan	–	–	–
Scott A. Genereux(2)	Rockwell Automation Pension (Qualified) Plan	–	–	–
	Rockwell Automation Pension (Non-Qualified) Plan	–	–	–
Rebecca W. House(2)	Rockwell Automation Pension (Qualified) Plan	–	–	–
	Rockwell Automation Pension (Non-Qualified) Plan	–	–	–
Frank C. Kulaszewicz	Rockwell Automation Pension (Qualified) Plan	38	1,325,583	–
	Rockwell Automation Pension (Non-Qualified) Plan	38	5,037,268	–
(1)	These amounts have been determined using the assumptions set forth in Note 14, Retirement Benefits, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, and represent the accumulated benefit obligation for benefits earned to date, based on age, service and earnings through the measurement date of September 30, 2023.
(2)	Messrs. Gangestad and Genereux and Ms. House were hired after the pension plans were closed to new participants on July 1, 2010. They are eligible for a NEC described below. Messrs. Gangestad and Genereux and Ms. House received a total NEC of $59,018, $41,606, and $34,284, respectively, during fiscal 2023 in their Qualified and Non-Qualified Savings Plans.

Messrs. Moret and Kulaszewicz participate in two pension plans with the same requirements and benefits as other employees hired before July 1, 2010: the Rockwell Automation Pension Plan (the Qualified Pension Plan), which is qualified under the Code, and the Rockwell Automation Non-Qualified Pension Plan (the Non-Qualified Pension Plan), which is an unfunded, non-qualified plan. The Qualified Pension Plan provides retirement benefits to nearly all U.S. employees of the Company hired before July 1, 2010. The Qualified Pension Plan and the Non-Qualified Pension Plan were closed to new participants hired or re-hired on or after July 1, 2010. In place of becoming a participant in the Qualified Pension Plan and, if applicable, the Non-Qualified Pension plan, employees hired or re-hired on or after July 1, 2010, including Messrs. Gangestad and Genereux and Ms. House, are eligible for an NEC in the Qualified and, if applicable, Non-Qualified Savings Plan. The NEC is based on a combination of age and service and the percentage contribution is outlined in the Non-Qualified Savings Plan section below. The NEC formula is the same for both the Qualified Savings Plan and the Non-Qualified Savings Plan.

The Non-Qualified Pension Plan provides benefits that may not be paid from the Qualified Pension Plan due to limitations imposed by the Code on qualified plan benefits. Non-Qualified Pension Plan benefits are provided to any U.S. salaried employee whose benefits are affected by these limits. Our policy with respect to funding our pension obligations is to fund at least the minimum amount required by applicable laws and governmental regulations. We maintain a rabbi trust for our non-qualified plans, including the Non-Qualified Pension Plan, which we will fund in the event there is a change of control of the Company.

Effective January 1, 2011, the pension plans were amended to allow participants to elect a lump sum payment instead of an annuity option offered under the plans. The present values in the above table are determined based on assumptions required by SEC rules, which are different from those used to calculate the lump sum payment under the plans. Note that due to Code Section 409A regulations, if an NEO elected to receive his or her benefit from the Non-Qualified Plan in the form of a lump sum, he or she would not be eligible to receive the lump sum payment for at least five years.

Effective December 1, 2022, the Qualified Pension Plan was amended to allow participants the ability to commence their Qualified Pension benefit while actively employed by the Company on any December 1st after attainment of age fifty-nine and one-half. If a participant elects to receive their Qualified Pension benefit as an in-service distribution, their participation

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in the Qualified plan will cease and if they have a benefit in the Non-Qualified Pension Plan that benefit will be frozen as of the in-service distribution commencement date. In addition, a participant who has elected to receive an in-service distribution will begin participating in the NEC the calendar year following their in-service distribution commencement date.

For employees hired before July 1, 2010, benefits provided by both the Qualified Pension Plan and the Non-Qualified Pension Plan have the same requirements for vesting, which occurs at five years of service credit. Benefits in both plans are determined using the same formula. Named executive officers do not receive any additional service or other enhancements in determining the form, timing or amount of their benefits.

NORMAL RETIREMENT BENEFITS

•	Normal retirement benefits are payable at age 65 with five years of service.

EARLY RETIREMENT WITH REDUCED BENEFITS

•	Reduced early retirement benefits after 10 years of service are payable at the earlier of either:

•	age 55 or older; or

•	75 or more points (age plus credited service equals or exceeds 75).

The reduction for early retirement benefits is determined using an actuarial equivalence with an applicable interest rate and mortality table. Currently, Messrs. Moret and Kulaszewicz have met the eligibility requirements for early retirement with a reduced benefit.

An optional early distribution was added to the Qualified Pension Plan starting January 1, 2014, for those who do not meet early or normal retirement eligibility described above. The reduction in benefits is determined using an actuarial equivalence with the applicable interest rate and mortality table as used for lump sum calculations.

PENSION PLAN FORMULA

•	Pension plan benefits are payable beginning at a named executive officer’s normal retirement date and are determined by the following formula:

•	Two-thirds (66 2/3%) of the participant’s average monthly earnings up to $1,666.67;

•	Multiplied by a fraction, not to exceed 1.00, the numerator of which is the participant’s years of credited service, including fractional years, and the denominator of which is thirty-five (35);

•	Plus 1.50% of the participant’s average monthly earnings in excess of $1,666.67 times the participant’s years of credited service, including fractional years, up to a maximum of thirty-five (35) years;

•	Plus 1.25% of the participant’s average monthly earnings in excess of $1,666.67 times the participant’s years of credited service, including fractional years, in excess of thirty-five (35) years;

•	Less 50% of primary Social Security benefit times a fraction not to exceed 1.00, the numerator of which is the participant’s years of credited service, including fractional years, and the denominator of which is thirty-five (35).

Average monthly earnings represent the monthly average of the participant’s pensionable earnings for the highest five calendar years during the last 10 calendar years while the participant was actively employed. A participant’s earnings used for calculating pension plan benefits (pensionable earnings) include base salary and annual incentive compensation awards. Awards of stock options, restricted stock, performance shares and performance-based long-term cash awards, and all other cash awards are not considered when determining pension benefits.

DISABILITY PENSION BENEFITS

Disability pension benefits are available under the Qualified Pension Plan and the Non-Qualified Pension Plan to active employees before age 65 upon total and permanent disability if the participant has at least 15 years of credited service or at least 10 years of credited service with 70 points or more (age plus credited service is equal to or greater than 70). The benefit is generally calculated in the same manner as the normal retirement benefit.

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PENSION BENEFITS PAYABLE TO BENEFICIARIES UPON DEATH OF A PARTICIPANT

•	Pension benefits under the Qualified Pension Plan and the Non-Qualified Pension Plan are payable to the participant’s beneficiaries upon the death of the participant.

•	The surviving spouse will receive a monthly lifetime benefit calculated as if the participant retired and elected the 50% surviving spouse option.

•	If the participant dies after starting to receive benefits, the benefit payments are processed in accordance with the benefit option selected.

•	If the retiree has started monthly pension benefit payments, the beneficiary is eligible for a lump-sum death benefit equal to $150 per year of credited service up to $5,250.

•	If the participant elects the lump sum payment option and the lump sum payment is made, no further benefits are provided to the beneficiary or surviving spouse upon death of the participant.

NON-QUALIFIED DEFERRED COMPENSATION

The following table provides information on our non-qualified defined contribution and other non-qualified deferred compensation plans in which all eligible U.S. salaried employees, including the NEOs, participate, which consist of the following:

ROCKWELL AUTOMATION NON-QUALIFIED SAVINGS PLAN (THE NON-QUALIFIED SAVINGS PLAN)

Our U.S. employees, including the NEOs, whose earnings exceed certain applicable federal limitations on compensation that may be recognized under our Qualified Savings Plan, are entitled to defer earnings on a pre-tax basis to the Non-Qualified Savings Plan. Company matching contributions that cannot be made to the Qualified Savings Plan due to applicable federal tax limits are also made to the Non-Qualified Savings Plan. Under the Qualified Savings Plan, we match half up to 7% of the employee’s eligible earnings contributed to the plan each pay period, subject to a maximum amount of earnings under applicable federal tax regulations. Earnings under the Non-Qualified Savings Plan are credited to participant accounts on a daily basis in the same manner as under the Qualified Savings Plan. Investment options are selected by the participant, may be changed daily, and include the same fund and Company stock investments that are offered by the Qualified Savings Plan. No preferential interest or earnings are provided under the Non-Qualified Savings Plan. Account balances under the Non-Qualified Savings Plan are distributed in a lump-sum cash payment within 60 days after the end of the month occurring six months, or five years if elected, after the employee terminates employment or retires.

In addition to the Company matching contributions, an NEC is provided for employees hired or rehired on or after July 1, 2010. If employed on the last business day of the year, eligible employees receive an annual NEC benefit equal to eligible pay multiplied by a percentage based on “points”, which equal the sum of age and years of service as of each December 31 and based on the following chart. The NEC is provided by the end of the first quarter of the following year.

Total Points (Age + Years of Service as of 12/31)	Percentage of Pay Contributed as NEC
<40	3.00%
40-59	4.00%
60-79	5.00%
80+	7.00%

Messrs. Moret and Kulaszewicz were hired before July 1, 2010 and not eligible for an NEC. Messrs. Gangestad and Genereux and Ms. House received a total NEC of $59,018, $41,606, and $34,284, respectively, during fiscal 2023 in their Qualified and Non-Qualified Savings Plans.

CURRENT ROCKWELL AUTOMATION DEFERRED COMPENSATION PLAN (THE DEFERRED COMPENSATION PLAN)

Our U.S. salaried employees in career level of Management 6, including the NEOs, may elect annually to defer up to 50% of base salary and up to 100% of their annual incentive compensation award to the Deferred Compensation Plan.

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MATCHING

For participants who defer base salary to the plan, we provide a matching contribution equal to what we would have contributed to the Qualified Savings Plan or Non-Qualified Savings Plan for the deferred amounts.

DISTRIBUTION ELECTIONS

•	For contributions before 2005. Participants could opt to receive the deferred amounts on a specific date, at retirement, or in installments up to 15 years following retirement. Participants may make a one-time change of distribution election or timing (at least one year before payments would otherwise begin).

•	Contributions after January 1, 2005. Participants may elect either a lump-sum distribution at termination of employment or installment distributions for up to 15 years following retirement. Participants may make a one-time change of the distribution election or timing (at least one year before payments would otherwise begin), provided that the changed distribution cannot begin until five years after the original distribution date.

TIMING OF DISTRIBUTIONS

•	For contributions before 2005. We make distributions within the first 60 days of a calendar year.

•	For contributions after January 1, 2005. We make distributions beginning in July of the year following termination or retirement. Ongoing installment payments are made in February of each year.

•	Earnings on deferrals. Participants select investment measurement options, including hypothetical fund investments that correspond to those offered by the Qualified Savings Plan, excluding the Company’s stock. Investment measurement options may be changed daily. Earnings are credited to participant accounts on a daily basis in the same manner as under the Qualified Savings Plan. No preferential interest or earnings are provided under the Deferred Compensation Plan.

NON-QUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(4) ($)
Blake D. Moret	21,935	10,968	108,508	–	838,728
Nicholas C. Gangestad	524,985	63,388	144,469	–	1,374,615
Scott A. Genereux	23,498	38,105	10,954	–	160,083
Rebecca W. House	23,099	33,633	44,239	–	355,065
Frank C. Kulaszewicz	72,315	15,302	93,430	–	799,833
(1)	These amounts include contributions made by each NEO to the Non-Qualified Savings Plan and the amounts deferred by Mr. Gangestad to the Deferred Compensation Plan. These amounts are also reported in the “Salary” column in the Summary Compensation Table.
(2)	These amounts represent Company matching contributions for each NEO under the Non-Qualified Savings Plan and Deferred Compensation Plan. These amounts are also reported in the “All Other Compensation” column in the Summary Compensation Table and as part of the “Value of Company Contributions to Plans” column in the All Other Compensation Table. As noted earlier, Messrs. Gangestad and Genereux and Ms. House were hired after July 1, 2010, and do not participate in our pension plans. Messrs. Gangestad and Genereux and Ms. House received a total NEC of $59,018, $41,606, and $34,284, respectively, during fiscal 2023 in their Qualified and Non-Qualified Savings Plans, and for Mr. Gangestad his Deferred Compensation Plan.
(3)	These amounts include earnings (losses), dividends and interest provided on current contributions and existing balances, including the change in value of the underlying investment options in which the NEO is deemed to be invested. These amounts are not reported in the Summary Compensation Table as compensation.
(4)	These amounts represent each NEO’s aggregate balance in the Non-Qualified Savings Plan and Deferred Compensation Plan at September 30, 2023. The amounts also include the contributions made by each NEO to the Non-Qualified Savings Plan and Deferred Compensation Plan, which are also reported in the “Salary” column of the Summary Compensation Table, and the Company matching contributions, which are also reported in the “All Other Compensation” column in the Summary Compensation Table for each fiscal year. The amounts included in the Summary Compensation Table for fiscal 2021 for Messrs. Moret, Gangestad, Genereux, Kulaszewicz, and Ms. House were $77,960, $136,108, $36,346, $73,566, and $38,384, respectively; and for fiscal 2022 for Messrs. Moret, Gangestad, Genereux, Kulaszewicz, and Ms. House were $85,988, $647,771, $69,188, $116,881, and $75,183, respectively; and for fiscal 2023 for Messrs. Moret, Gangestad, Genereux, Kulaszewicz, and Ms. House are $32,903, $588,373, $61,603, $87,617, and $56,732, respectively.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables and narrative below describe and quantify compensation that would become payable to the NEOs under existing plans and arrangements if the NEO’s employment had terminated on September 30, 2023, for the reasons set forth below. We do not have employment agreements with the NEOs but do have change of control agreements with the NEOs and certain other officers. There are two main purposes of these agreements.

•	They provide protection for the executive officers who would negotiate any potential acquisition of the Company, thus encouraging them to negotiate a good outcome for shareowners, without concern that their negotiating stance will put at risk their financial situation immediately after an acquisition.

•	The agreements seek to ensure continuity of business operations during times of potential uncertainty, by removing the incentive to seek other employment in anticipation of a possible change of control.

In short, the change of control agreements seek to ensure that we may rely on key executives to continue to manage our business consistent with our best interests despite concerns for personal risks. We do not believe these agreements encourage our executives to favor or oppose a change of control. We believe these agreements strike a balance that the amounts are neither so low to cause an executive to oppose a change of control nor so high as to cause an executive to favor a change of control. In addition, we have at times entered into severance agreements with executive officers in connection with the termination of their employment, with the terms and conditions depending on the individual circumstances of the termination, the transition role we expect from the officer and our best interests. The information set forth below does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees upon termination of employment, including unused vacation pay, distributions of balances under savings and deferred compensation plans and accrued pension benefits. The information set forth below also does not include any payments and benefits that may be provided under severance arrangements that may be entered into with any NEO upon termination of their employment.

We have change of control agreements with Mr. Moret, each of the other NEOs and certain other officers. These agreements become effective if there is a change of control (as defined in the agreements) on or before September 30, 2025. Each agreement provides for the continuing employment of the executive for two years after the change of control on conditions no less favorable than those in effect before the change of control. If the executive’s employment is terminated by us without “cause” or if the executive terminates his or her employment for “good reason” (such as, diminution of responsibilities or a relocation) within that two-year period, each agreement entitles the executive to:

•	severance benefits payable as a lump sum equal to two times (three times in the case of Mr. Moret) his or her annual compensation, including target ICP;
•	annual ICP payment prorated through the date of termination payable as a lump sum, based upon the average of the previous three years’ ICP payments; and
•	continuation of other benefits and perquisites for two years (three years in the case of Mr. Moret).

The agreements do not include a provision that entitles the executives to receive tax gross-ups related to any excise tax imposed on change of control agreements. In each change of control agreement, the executive agreed to certain confidentiality provisions.

Under the change of control agreements, a change of control would include any of the following events:

•	any “person”, as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act, acquires 20 percent or more of our outstanding voting securities;

•	a majority of our directors are replaced by persons who are not endorsed by a majority of our directors;

•	we are involved in a reorganization, merger, sale of assets or other business combination that results in our shareowners owning 50% or less of our outstanding shares or the outstanding shares of the resulting entity; or

•	shareowners approve a liquidation or dissolution of the Company.

The following table provides details with respect to potential post-employment payments to the NEOs under our change of control agreements in the event of separation due to a change of control of the Company, assuming a termination covered by the change of control agreement occurred on September 30, 2023.

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Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)
Blake D. Moret	11,085,868	14,975,949	0	63,033	0	100,000	26,224,850
Nicholas C. Gangestad	4,244,835	5,252,710	0	40,460	0	75,000	9,613,005
Scott A. Genereux	2,823,193	3,487,294	0	40,460	0	75,000	6,425,947
Rebecca W. House	2,984,368	4,098,385	0	42,022	0	75,000	7,199,775
Frank C. Kulaszewicz	3,465,515	2,642,800	0	42,022	0	75,000	6,225,337
(1)	This column includes the severance value, which is base salary plus target annual ICP payout multiplied by three for Mr. Moret, and multiplied by two for Messrs. Gangestad, Genereux, and Kulaszewicz, and Ms. House. In the year of termination, the executive is also entitled to receive a prorated ICP payout based on the average of the previous three years’ ICP payment (fiscal years 2021, 2022, and 2023). These amounts are $2,007,448, $808,675, $503,785, $674,737, and $595,322 for Messrs. Moret, Gangestad, Genereux, Kulaszewicz and Ms. House, respectively.
(2)	Upon a change of control of the Company and, in the case of awards granted after February 2, 2010, if (1) the executive’s awards are assumed or substituted with comparable awards by the surviving company in the change of control and such executive’s employment is terminated within two years of the change of control for certain specified reasons or (2) the executive’s awards are not assumed or substituted with comparable awards by the surviving company in the change of control, all outstanding stock options would become fully exercisable; the restrictions on all shares of restricted stock would lapse; and grantees of performance shares would be entitled to a performance share payout equal to 100% of the target shares. The following represents the value of unvested equity awards had a change of control occurred on September 30, 2023, using the fiscal year end price of our common stock of $285.87.

Name	Unvested Stock Options ($)	Unvested Restricted Stock ($)	Unvested Performance Shares ($)
Blake D. Moret	1,466,018	5,521,293	7,988,637
Nicholas C. Gangestad	322,310	3,095,972	1,834,428
Scott A. Genereux	251,818	1,921,046	1,314,430
Rebecca W. House	386,935	1,814,989	1,896,462
Frank C. Kulaszewicz	273,224	957,665	1,411,912
(3)	Amounts include healthcare program subsidies provided to all employees and amounts received for personal liability insurance.
(4)	Agreements do not include a provision that entitles the executives to receive tax gross-ups related to any excise tax imposed on change of control agreements.
(5)	Estimated value of outplacement services.

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The following table sets forth the treatment of equity-based awards upon termination of employment for the following reasons:

Reason	Options	Restricted Stock	Performance Shares(5)
Voluntary — Other than retirement(1)	Vested — can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires Unvested — forfeited	Unearned shares forfeited	Unearned shares forfeited
Voluntary — Retirement(2)	If retirement occurs 12 months or more after grant date, unvested options continue to vest; otherwise all unvested options are forfeited. Vested options can be exercised until the earlier of (i) five years after retirement or (ii) the date the option expires.	If retirement occurs before 12 months after the grant date, all unearned shares forfeited. If retirement occurs 12 months or more after grant date and before the end of the restriction period, awards granted December 10, 2020 or later continue to vest.	If retirement occurs before 12 months after the grant date, all unearned shares forfeited. If retirement occurs 12 months or more after grant date and before the end of the performance period, pro rata shares earned at the end of the performance period.
Involuntary — Cause(1)	Vested — forfeited Unvested — forfeited	Unearned shares forfeited	Unearned shares forfeited
Involuntary — Not for cause(1)	Vested — can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires Unvested — continue to vest during salary continuation period; if vesting occurs in that period, can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires; remaining unvested options forfeited	Unearned shares forfeited	Unearned shares forfeited
Death(3)	All options vest immediately and can be exercised until the earlier of (i) three years after death or (ii) the date the option expires	All restrictions lapse	Shares earned on a pro rata basis at the end of the performance period
Disability(4)	Vested — can be exercised until the earlier of (i) three months after the employee’s last date on payroll or (ii) the date the option expires Unvested — continue to vest during salary continuation period; if vesting occurs in that period, can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires; remaining unvested options forfeited	If disability continues for more than six months, all restrictions lapse	If disability continues for more than six months, pro rata shares earned at the end of the performance period
(1)	Assuming a termination as of September 30, 2023, the NEOs would not receive any additional equity value in connection with voluntary terminations (other than retirement) or involuntary terminations (whether or not for cause).
(2)	All restricted stock is granted on December 10, 2020 or later. Assuming a retirement as of September 30, 2023 for Messrs. Moret and Kulaszewicz all shares would continue to vest into retirement. Messrs. Gangestad and Genereux and Ms. House do not qualify for retirement under the terms and conditions of their equity awards as of September 30, 2023.
(3)	The value of the unvested stock options and restricted stock that vests on an accelerated basis assuming a termination as a result of death as of September 30, 2023 for Messrs. Moret, Gangestad, Genereux, Kulaszewicz and Ms. House would be $6,987,312, $3,418,282, $2,172,864, $1,230,888, and $2,201,923, respectively.
(4)	The value of the unvested restricted stock that vests on an accelerated basis assuming a termination as a result of disability as of September 30, 2023 for Messrs. Moret, Gangestad, Genereux, Kulaszewicz, and Ms. House would be $5,521,293, $3,095,972, $1,921,046, $957,665, and $1,814,989, respectively.
(5)	In the case of assumed terminations for retirement, death or disability as of September 30, 2023, the value of the vesting of pro rata performance shares is not determinable in such instances as the payout will be determined at the end of the applicable performance period.

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RATIO OF ANNUAL COMPENSATION FOR THE CEO TO OUR MEDIAN EMPLOYEE

As required in Item 402(u) of Regulation S-K, we have estimated the ratio of the 2023 annual total compensation of our CEO to the annual total compensation of our median employee was 262 to 1, calculated as follows:

Blake Moret, Chairman and CEO, 2023 total compensation	$16,765,020
Median employee	$64,024
Ratio	262:1

Rockwell Automation is a global organization with approximately 29,000 employees as of September 30, 2023. The countries with our largest number of employees are the United States, Mexico, India, and Poland. Consistent with our executive compensation program, our global compensation program is designed to be competitive in terms of both the position and the geographic location in which an employee is located. We have an Annual Employee Incentive Plan that covers the majority of our non-executive or non-sales employees worldwide and is linked to certain of the executive ICP financial metrics (adjusted EPS, organic sales growth, and organic ARR growth). Additionally, the majority of our employees worldwide participate in either a Company defined-contribution or defined-benefit pension plan, a mandatory plan, or combination of these.

For purposes of the fiscal year 2023 CEO pay ratio set forth above, we used the same median employee identified with respect to our fiscal year 2021 CEO pay ratio, as there has not been a significant change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. We identified our median employee based on target cash compensation (base salary including overtime, if applicable, plus target annual cash incentive) of all our employees as of September 30, 2021. The median employee was employed in the United States. They are eligible for an NEC in the Qualified Savings Plan and do not participate in the Qualified Pension Plan that was closed to entrants hired or re-hired on or after July 1, 2010, as described under the Pension Benefits Table above. We calculated the median employee’s compensation under the Summary Compensation Table rules and compared that to the annual total compensation of our CEO, as disclosed in the Summary Compensation Table.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance measures of the Company. For further information concerning our pay for performance philosophy and how we align executive compensation with the Company’s performance, refer to the Compensation Discussion & Analysis section above.

					Value of Initial Fixed $100 Investment based on:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid(3) to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid(2) to Non-PEO NEOs ($)	Total Shareowner Return ($)	Peer Group(4) Total Shareowner Return ($)	Net Income ($ millions)	Adjusted Earnings Per Share for ICP(5) ($)
2023	16,765,020	21,012,628	4,569,652	5,928,779	136.20	140.01	1,278.0	12.15
2022	10,987,703	5,414,576	3,629,139	1,985,347	100.79	107.15	919.1	9.48
2021	13,517,285	22,825,839	2,994,262	3,965,622	135.41	128.32	1,344.3	9.10

(1)	The principal executive officer (PEO) of the Company for each year shown in the table was Blake D. Moret, the Company’s CEO.
(2)	Our Non-PEO NEOs for each year were:

2023	2022	2021
Nicholas C. Gangestad	Nicholas C. Gangestad	Nicholas C. Gangestad
Scott A. Genereux	Scott A. Genereux	Scott A. Genereux
Rebecca W. House	Rebecca W. House	Rebecca W. House
Frank C. Kulaszewicz	Veena M. Lakkundi	Frank C. Kulaszewicz
Steven W. Etzel
Patrick P. Goris

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(3)	Following are the adjustments made to the summary compensation table to determine the amounts shown as compensation actually paid:

	PEO(1)			Average Non-PEO NEOs(2)
	2023	2022	2021	2023	2022	2021
Summary Compensation Table	$16,765,020	$10,987,703	$13,517,285	$4,569,652	$3,629,139	$2,994,262
Reduction for amount reported in ’Stock Awards’ and ‘Option Awards’ columns in the Summary Compensation Table	(10,000,338)	(9,000,624)	(6,504,183)	(2,625,360)	(2,525,461)	(1,568,042)
Fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end	11,311,696	4,216,824	8,477,454	2,969,620	1,274,958	1,910,381
Fair value of awards granted during applicable fiscal year that vested during the year	–	–	–	–	–	–
Change in fair value of awards granted during prior fiscal year that were outstanding and unvested as of applicable fiscal year end	2,739,219	(5,384,378)	8,889,435	643,343	(588,222)	672,602
Change in fair value of awards granted during prior fiscal year that vested during applicable fiscal year	2,315,289	4,047,914	1,493,729	416,526	150,230	143,157
Value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	120,094	90,472	66,185	48,991	44,704	15,880
Nonqualified Deferred Compensation Earnings’ column of the Summary Compensation Table	(2,519,169)	–	(3,572,868)	(128,199)	–	(286,583)
Increase for Service Cost and, if applicable, Prior Service Cost for pension plans	280,817	456,665	458,802	34,206	–	83,965
Total adjustments	4,247,608	(5,573,127)	9,308,554	1,359,127	(1,643,791)	971,359
COMPENSATION ACTUALLY PAID	$21,012,628	$5,414,576	$22,825,839	$5,928,779	$1,985,347	$3,965,622

(4)	The peer group used for this data is the S&P 500 Selected GICS Groups including Capital Goods, Software & Services, Technology, Hardware & Equipment GICS groups companies consistent with our relative TSR performance share benchmark group and as used in the chart in Part II, Item 5 of the Company’s most recent Annual Report on Form 10-K.
(5)	See Other Information and Supplemental Financial Information sections below for reconciliation of our non-GAAP measures to the audited financial statements.

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RELATIONSHIP BETWEEN ‘COMPENSATION ACTUALLY PAID’ (CAP) AND PERFORMANCE MEASURES

The charts below illustrate how CAP to our NEOs aligns with our Company’s financial performance as measured by TSR, our peer group TSR, our net income and our adjusted earnings per share.

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COMPANY PERFORMANCE METRICS

Our compensation philosophy is designed to attract, retain, and motivate high caliber executive talent necessary to deliver long-term and sustained performance to our shareowners.  We utilize metrics in our annual and long-term incentive compensation programs based on an objective of driving profitable growth and increasing shareowner value. The most important financial performance metrics used to link CAP and performance for the most recently completed fiscal year, sorted alphabetically, were:

Adjusted EPS
Free cash flow
Organic ARR growth
Organic sales growth
Relative TSR
Return on invested capital

These measures were used to determine annual incentive and PSU payouts for our NEOs in fiscal year 2023 and are described in the ‘Compensation Discussion and Analysis’ above and defined in the ’Supplemental Financial Information’ section below.

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AUDIT MATTERS

ITEM 3.  PROPOSAL TO APPROVE THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent auditor. The Audit Committee annually evaluates the qualifications, performance, and independence of the Company’s independent auditor and considers whether there should be a change of the independent audit firm and potential impact of making a change. The Audit Committee has selected the firm of Deloitte & Touche LLP (D&T) as our independent registered public accounting firm for the fiscal year ending September 30, 2024 (the D&T appointment), subject to the approval of our shareowners. D&T and its predecessors have acted as the independent registered public accounting firm for the Company and its corporate predecessors since 1934, and for the Company and its accounting predecessors since 1967.

The Audit Committee reviews all non-audit services that the independent auditor may provide and conducts regular private sessions with the independent auditor. This review includes consideration of whether any non-audit services provided by the independent auditor are compatible with maintaining the firm’s independence.

The Audit Committee annually reviews and evaluates the lead audit partner and is involved in the process of the independent audit firm’s selection of a new lead audit partner when rotation is required after 5 years under the SEC’s audit partner rotation rules. A new lead audit partner was selected as required by these rules effective beginning fiscal 2022. The selection process includes a meeting between the Chair of the Audit Committee and the candidate for lead audit partner as well as discussion by the full Audit Committee and with management.

Company policy generally restricts the hiring of certain individuals who have been employed by the independent auditor until after a two year “cooling off” period, which is more restrictive than regulatory requirements. We understand the need to maintain the independence of the Company’s independent auditor both in appearance and in fact.

Before the Audit Committee selected D&T as its auditor for fiscal 2024, it carefully considered the independence and qualifications of that firm, including their performance in prior years, their tenure as our independent auditor, the appropriateness of their fees, and their reputation for integrity and for competence in the fields of accounting and auditing, with input from management on their assessment of D&T’s performance. Based on this evaluation, the Audit Committee believes it is in the best interests of the Company and its shareowners for D&T to continue as its independent auditor for fiscal 2024.

We expect that representatives of D&T will attend the Annual Meeting to answer appropriate questions and make a statement if they desire to do so.

ITEM 3: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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AUDIT FEES

The following table sets forth the aggregate fees for services provided by D&T for the fiscal years ended September 30, 2023 and 2022 (in millions), all of which were approved by the Audit Committee:

	Year Ended September 30,
	2023	2022
Audit Fees
Integrated Audit of Consolidated Financial Statements and Internal Control over Financial Reporting	$4.01	$3.75
Statutory Audits	1.90	1.10
Audit-Related Fees*	0.13	0.13
Tax Fees
Compliance	0.03	0.04
All Other Fees**	0.01	0.01
TOTAL	$6.08	$5.03
*	Audit-related services primarily relate to non-U.S. employee benefit plan audits and other compliance services.
**	Other fees include a license for an accounting research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, compensating, and overseeing the work performed by D&T and audit services performed by other independent public accounting firms. The Audit Committee pre-approves all audit (including audit-related) services provided by D&T and others and permitted non-audit services provided by D&T in accordance with its pre-approval policies and procedures.

The Audit Committee annually approves the scope and fee estimates for the year-end audit of the Company, statutory audits, and employee benefit plan audits. The Audit Committee receives reports from the Company’s Chief Financial Officer and Controller on the appropriateness of the audit engagement fees and meets separately with management and the independent auditor to discuss and review the fees prior to engagement.

With respect to other permitted services to be performed by our independent registered public accounting firm, the Audit Committee has adopted a policy pre-approving certain categories and specific types of audit and non-audit services that may be provided by our independent registered public accounting firm on a fiscal year basis, subject to individual and aggregate monetary limits. The policy requires the Company’s Controller or Chief Financial Officer to pre-approve the terms and conditions of any engagement under the policy. The Audit Committee must specifically approve any proposed engagement for an audit or non-audit service that does not meet the guidelines of the policy. The Audit Committee also authorized the Chair of the Audit Committee to pre-approve any individual service not covered by the general pre-approval policy, with any such approval reported by the Chair at the next regularly scheduled meeting of the Audit Committee. The Audit Committee annually reviews and approves the categories of pre-approved services and monetary limits under the pre-approval policy. The Company’s Controller reports to the Audit Committee regarding the aggregate fees charged by D&T and other public accounting firms compared to the pre-approved amounts, by category.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting processes, its internal control and disclosure control systems, the integrity and audits of its financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm and the performance of its internal audit function and independent registered public accounting firm.

Our Committee’s roles and responsibilities are set forth in a written Charter adopted by the Board, which is available on the Company’s website at https://www.rockwellautomation.com under the “Investors” link. We review and reassess the Charter annually, and more frequently as necessary to address any changes in NYSE corporate governance and SEC rules regarding audit committees, and recommend any changes to the Board for approval.

Management is responsible for the Company’s financial statements and the reporting processes, including the system of internal control. Deloitte & Touche LLP (D&T), the Company’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, and on the Company’s internal control over financial reporting.

Our Committee is responsible for overseeing the Company’s overall financial reporting processes. In fulfilling our responsibilities for the financial statements for fiscal year 2023, we:

•	reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2023 and quarterly financial statements with management and D&T;
•	reviewed management’s assessment of the Company’s internal control over financial reporting and D&T’s report pursuant to Section 404 of the Sarbanes-Oxley Act;
•	discussed with D&T the matters required to be discussed by Public Company Accounting Oversight Board (United States) (PCAOB) Auditing Standard No. 1301 “Communication with Audit Committees” and Rule 2-07 of SEC Regulation S-X relating to the conduct of the audit; and
•	received written disclosures and the letter from D&T regarding its independence as required by PCAOB Ethics and Independence Rule 3526. We also discussed with D&T its independence.

We reviewed and approved all audit and audit-related fees and services. For information on fees paid to D&T for each of the last two years, see the section entitled “Proposal to Approve the Selection of Independent Registered Public Accounting Firm” in this proxy statement.

We considered the non-audit services provided by D&T in fiscal year 2023 and determined that engaging D&T to provide those services is compatible with and does not impair D&T’s independence.

In fulfilling our responsibilities, we discussed with D&T the scope and plans for the annual audit and met with the Company’s General Auditor and D&T, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting, critical audit matters addressed during the fiscal year, and other matters as are required to be discussed by applicable requirements of the PCAOB and SEC. We considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit processes that we determined appropriate. We discussed with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. We also met separately with the Company’s Chief Executive Officer, Chief Financial Officer, Controller, Chief People and Legal Officer and Ombuds.

Based on our review of the audited financial statements and the discussions and reports referred to above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for filing with the SEC.

Audit Committee

Lisa A. Payne, Chair
Alice L. Jolla
Pam Murphy
Donald R. Parfet
Robert W. Soderbery

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STOCK OWNERSHIP INFORMATION

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership, reported to us as of November 1, 2023, of our common stock, including shares as to which a right to acquire ownership within 60 days exists, of each director, and each executive officer listed in the table on page 48 (NEOs) and of these persons and other executive officers as a group. On November 1, 2023, we had outstanding 114,672,533 shares of our common stock.

	Beneficial Ownership on November 1, 2023
Name	Shares of Common Stock(1)		Derivative Securities(2)	Total Shares(1)		Percent of Class(3)
William P. Gipson	453	(4)	–	453	(5)	–
Alice L. Jolla	453		–	453		–
Steven R. Kalmanson	12,802		–	12,802		–
James P. Keane	12,802		–	12,802		–
Blake D. Moret	64,425	(6)	396,755	461,180		–
Pam Murphy	3,097		–	3,097		–
Donald R. Parfet	11,534		–	11,534	(5)	–
Lisa A. Payne	7,204		–	7,204		–
Thomas W. Rosamilia	5,890		–	5,890		–
Robert W. Soderbery	1,105	(4)	–	1,105	(5)	–
Patricia A. Watson	5,597		–	5,597		–
Nicholas C. Gangestad	7,757		13,565	21,322		–
Scott A. Genereux	2,876		9,315	12,191		–
Rebecca W. House	6,549	(6)	54,860	61,409		–
Frank C. Kulaszewicz	13,496		44,761	58,258
All of the above and other executive officers as a group (24 persons)	186,689	(6)	595,622	782,311		0.68%
(1)	Each person has sole voting and investment power with respect to the shares listed (either individually or with spouse). None of the listed shares are pledged.
(2)	Represents shares that may be acquired upon the exercise of outstanding stock options and settlement of performance shares and restricted stock units within 60 days.
(3)	The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d) (1) under the Exchange Act.
(4)	Messrs. Gipson and Soderbery defer all cash and stock compensation for services as a director to restricted stock units. Each restricted stock unit represents the right to receive one share of our common stock.
(5)	Shares owned do not include 2,615, 2,162, and 373 restricted stock units granted under the 2020 Long-Term Incentives Plan and 2003 Directors Stock Plan as compensation for services as directors for Messrs. Gipson, Parfet, and Soderbery, respectively.
(6)	Includes shares held under our savings plan. Does not include 476, 26, 68, and 225 share equivalents for Mr. Moret, Ms. House, Mr. Kulaszewicz, and the group, respectively, held under our non-qualified savings plan.

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CERTAIN OTHER SHAREOWNERS

Based on filings made under Sections 13(d) and 13(g) of the Exchange Act on or before December 13, 2023, the following table lists the persons who we believe beneficially owned more than 5% of our common stock as of such date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	9,243,687(2)	8.1%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,595,889(3)	11.85%
(1)	The percent of class owned has been computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.
(2)	Based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 3, 2023. BlackRock and its named subsidiaries reported sole voting power for 8,319,408 shares and sole dispositive power for 9,243,687 shares.
(3)	Based on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2023. Vanguard reported sole voting power for 0 shares, sole dispositive power for 13,118,391 shares, shared voting power for 167,004 shares and shared dispositive power for 477,498 shares. According to the filing, Vanguard beneficially owns the shares as a registered investment adviser and through its subsidiaries as a result of serving as investment managers.

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OTHER INFORMATION

SUPPLEMENTAL FINANCIAL INFORMATION

This proxy statement contains information regarding organic sales, free cash flow, free cash flow conversion, adjusted income, adjusted EPS, and return on invested capital, which are non-GAAP financial measures. This proxy statement also contains information regarding organic annual recurring revenue growth, a key metric. On an annual basis we evaluate whether any adjustments to the calculation of the ICP financial measures are appropriate for items such as acquisitions or legal settlements that were not anticipated at the time the goals were set and as explained in the table below.

ORGANIC SALES

We translate sales of subsidiaries operating outside of the United States using exchange rates effective during the respective period. Therefore, changes in currency exchange rates affect our reported sales. Sales by acquired businesses also affect our reported sales. We believe that organic sales, defined as sales excluding the effects of acquisitions and changes in currency exchange rates, which is a non-GAAP financial measure, provides useful information to investors because it reflects regional and operating segment performance from the activities of our businesses without the effect of acquisitions and changes in currency exchange rates. We use organic sales as one measure to monitor and evaluate our regional and operating segment performance. When we acquire businesses, we exclude sales in the current period for which there are no comparable sales in the prior period. We determine the effect of changes in currency exchange rates by translating the respective period’s sales using the same currency exchange rates that were in effect during the prior year. When we divest a business, we exclude sales in the prior period for which there are no comparable sales in the current period. Organic sales growth is calculated by comparing organic sales to reported sales in the prior year, excluding divestitures.

ROCKWELL ORGANIC SALES GROWTH

	Year Ended September 30, 2023	Year Ended September 30, 2022
Reported sales growth	16.7%	10.9%
Less: Effect of acquisitions	1.2%	2.3%
Effect of changes in currency	(1.4)%	(2.7)%
Organic sales growth	16.9%	11.3%

ORGANIC ANNUAL RECURRING REVENUE (ARR) GROWTH

ARR is a key metric that enables measurement of progress in growing our recurring revenue business. It represents the annual contract value of all active recurring revenue contracts at any point in time. Recurring revenue is defined as a revenue stream that is contractual, typically for a period of 12 months or more, and has a high probability of renewal. The probability of renewal is based on historical renewal experience of the individual revenue streams, or management’s best estimates if historical renewal experience is not available. Organic ARR growth is calculated as the dollar change in ARR, adjusted to exclude the effects of currency translation and acquisitions, divided by ARR as of the prior period. The effects of currency translation are excluded by calculating Organic ARR on a constant currency basis. When we acquire businesses, we exclude the effect of ARR in the current period for which there was no comparable ARR in the prior period. We believe that Organic ARR provides useful information to investors because it reflects our recurring revenue performance period over period without the effect of acquisitions and changes in currency exchange rates. Organic ARR growth is also used as a financial measure of performance for our annual incentive compensation. Because ARR is based on annual contract value, it does not represent revenue recognized during a particular reporting period or revenue to be recognized in future reporting periods and is not intended to be a substitute for revenue, contract liabilities, or backlog.

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ROCKWELL ORGANIC ARR GROWTH

	Year Ended September 30, 2023	Year Ended September 30, 2022
Organic ARR growth	16%	14%

FREE CASH FLOW, FREE CASH FLOW CONVERSION, ADJUSTED INCOME AND ADJUSTED EPS

Our definition of free cash flow, which is a non-GAAP financial measure, takes into consideration capital investments required to maintain the operations of our business and execute our strategy. Cash provided by operating activities adds back non-cash depreciation expense to earnings but does not reflect a charge for necessary capital expenditures. Our definition of free cash flow excludes the operating cash flows and capital expenditures related to our discontinued operations, if any. In our opinion, free cash flow provides useful information to investors regarding our ability to generate cash from business operations that is available for acquisitions and other investments, service of debt principal, dividends and share repurchases. We use free cash flow as one measure to monitor and evaluate our performance, and free cash flow for ICP as a financial measure for our annual incentive compensation. Our definition of free cash flow may differ from definitions used by other companies.

FREE CASH FLOW (IN MILLIONS) AND FREE CASH FLOW CONVERSION

	Year Ended September 30, 2023	Year Ended September 30, 2022
Cash provided by operating activities	$ 1,374.6	$ 823.1
Capital expenditures	(160.5)	(141.1)
Free cash flow	$ 1,214.1	$ 682.0
Impact from acquisitions that were not part of the original target	3.3	-
Free cash flow for ICP	$ 1,217.4	$ 682.0
Adjusted income	$ 1,406.7	$ 1,110.7
Free cash flow conversion (i.e., Free cash flow as a % of Adjusted income)	86%	61%

Adjusted income, adjusted EPS, and adjusted EPS for ICP are non-GAAP earnings measures that exclude non-operating pension and postretirement benefit cost, purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation, change in fair value of investments, and net loss attributable to noncontrolling interests, including their respective tax effects. Purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation includes an accounting charge related to goodwill impairment for our Sensia joint venture. The tax effect of the purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation includes the tax effects on the Sensia joint venture goodwill impairment and related Sensia tax asset valuation allowances. Non-operating pension and postretirement benefit cost is defined as all components of our net periodic pension and postretirement benefit cost except for service cost. See Note 14, Retirement Benefits, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for more information on our net periodic pension and postretirement benefit cost.

We believe that adjusted income, adjusted EPS, and adjusted EPS for ICP provide useful information to our investors about our operating performance and allow management and investors to compare our operating performance period over period. We use adjusted EPS for ICP as a financial measure of performance for our annual incentive compensation. Our measures of adjusted income and adjusted EPS may be different from measures used by other companies. These non-GAAP measures should not be considered a substitute for net income attributable to Rockwell Automation, Inc. and diluted EPS.

The following are reconciliations of net income attributable to Rockwell Automation, Inc. to adjusted income and diluted EPS to adjusted EPS and adjusted EPS for ICP:

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	72

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ADJUSTED INCOME (IN MILLIONS)

	Year Ended September 30, 2023	Year Ended September 30, 2022
Net Income attributable to Rockwell Automation, Inc.	$ 1,387.4	$ 932.2
Non-operating pension and postretirement benefit cost, net of tax effect	62.1	2.8
Purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation, net of tax effect	168.9	69.6
Change in fair value of investments, net of tax effect	(211.7)	106.1
Adjusted income	$ 1,406.7	$ 1,110.7

ADJUSTED EPS

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Diluted EPS	$ 11.95	$ 7.97	$ 11.58
Non-operating pension and postretirement benefit cost, net of tax effect	0.54	0.02	0.41
Purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation, net of tax effect	1.46	0.59	0.28
Change in fair value of investments, net of tax effect	(1.83)	0.91	(2.84)
Adjusted EPS	$ 12.12	$ 9.49	$9.43
Impact from acquisitions and, in fiscal 2021, a one-time incremental accelerated investment, net of tax	0.03	(0.01)	0.38
Gain from legal settlement net of tax and discrete tax benefit	-	-	(0.71)
Adjusted EPS for ICP	$ 12.15	$ 9.48	$9.10

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	73

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RETURN ON INVESTED CAPITAL (ROIC)

We believe that ROIC is useful to investors as a measure of performance and of the effectiveness of the use of capital in our operations. We use ROIC as one measure to monitor and evaluate performance. Our measure of ROIC may be different from that used by other companies. We define ROIC as the percentage resulting from the following calculation:

(a) Net Income, before interest expense, income tax provision, purchase accounting depreciation and amortization, and impairment divided by;

(b) average invested capital for the year, calculated as a five quarter rolling average using the sum of short-term debt, long-term debt, shareowners’ equity, and accumulated amortization of goodwill and other intangible assets, minus cash and cash equivalents, short-term investments, and long-term investments (fixed income securities), multiplied by;

(c) one minus the effective tax rate for the period.

ROIC is calculated as follows (in millions, except percentages):

	Year Ended September 30, 2023	Year Ended September 30, 2022
(a) Return
Net income	$ 1,278.0	$ 919.1
Interest expense	135.3	123.2
Income tax provision	330.5	154.5
Purchase accounting depreciation and amortization, and impairment	264.4	103.9
Return	$ 2,008.2	$ 1,300.7
(b) Average invested capital
Short-term debt	$ 847.6	$ 665.3
Long-term debt	2,866.5	3,346.3
Shareowners’ equity	3,401.2	2,826.6
Accumulated amortization of goodwill and intangibles	1,107.1	1,012.1
Cash and cash equivalents	(584.4)	(523.8)
Short-term and long-term investments	(5.4)	(5.3)
Average invested capital	$ 7,632.6	$ 7,321.2
(c) Effective tax rate
Income tax provision	330.5	154.5
Income before income taxes	$ 1,608.5	$ 1,073.6
Effective tax rate	20.5%	14.4%
(a) / (b) * (1-(c)) Return On Invested Capital	20.9%	15.2%

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	74

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OTHER MATTERS

The Board does not know of any other matters that may be presented at the meeting. Our by-laws required notice by November 9, 2023, for any matter to be brought before the Annual Meeting by a shareowner. In the event of a vote on any matters other than those referred to in the accompanying Notice of 2024 Annual Meeting of Shareowners, proxies in the accompanying form will be voted in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K, including financial statements and financial statement schedules, for the fiscal year ended September 30, 2023, was mailed with this proxy statement to shareowners who received a printed copy of this proxy statement. A copy of our Annual Report on Form 10-K is available on the internet as set forth in the Notice of Internet Availability of Proxy Materials.

We will send a copy of our Annual Report on Form 10-K to any shareowner without charge upon written request addressed to:

Rockwell Automation, Inc.

Shareowner Relations, E-7F19
1201 South Second Street
Milwaukee, Wisconsin 53204, USA
+1 (414) 382-8410

SHAREOWNER PROPOSALS FOR 2025 ANNUAL MEETING

If a shareowner wants to submit, in accordance with SEC Rule 14a-8, a proposal for possible inclusion in our proxy statement for the 2025 Annual Meeting of Shareowners, the proposal must be received by our Corporate Secretary at the address listed below by August 22, 2024.

Our by-laws provide proxy access to eligible shareowners. The proxy access by-law provides that a shareowner, or group of up to 20 shareowners, that owns 3% or more of the Company’s outstanding common stock continuously for at least three years may submit director nominees for up to the greater of two directors or 20 percent of the Board (provided the shareowner or a group of shareowners and nominees satisfy specified requirements). A shareowner’s notice of nomination of one or more director candidates to be included in the Company’s proxy statement and ballot pursuant to Section 9 of Article II of our by-laws (a proxy access nomination) must be delivered to our principal executive offices no earlier than July 23, 2024 and no later than August 22, 2024 (i.e., no earlier than the 150th day and no later than the 120th day before the anniversary of the date the Company filed its proxy statement for the previous year’s annual meeting with the SEC). In addition, shareowners who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of SEC Rule 14a-19(b).

In addition, if a shareowner wants to propose any matter for consideration by the shareowners at the 2025 Annual Meeting of Shareowners, other than a matter brought pursuant to SEC Rule 14a-8 or a proxy access director nomination, or the person the shareowner wants to nominate as a director, our by-laws require the shareowner to notify our Corporate Secretary in writing at the address listed below on or after October 9, 2024 and on or before November 8, 2024. If the number of directors to be elected to the Board at the 2025 Annual Meeting of Shareowners is increased and we do not make a public announcement naming all of the nominees for director or specifying the increased size of the Board on or before October 29, 2024, a shareowner proposal with respect to nominees for any new position created by such increase will be considered timely if received by our Corporate Secretary not later than the tenth day following our public announcement of the increase. The specific requirements and procedures for shareowner proposals to be presented directly at an Annual Meeting are set forth in our by-laws, which are available on our website at www.rockwellautomation.com on the “Investors” page under the heading “Governance.”

To be in proper form, a shareowner’s notice must include the information about the proposal or nominee as specified in our by-laws.

Notices of intention to present proposals or nominate directors at the 2025 Annual Meeting, and all supporting materials required by our by-laws, must be submitted to:

Rockwell Automation, Inc.

c/o Corporate Secretary
1201 South Second Street
Milwaukee, WI 53204

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

DISTRIBUTION AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

This year we are once again taking advantage of SEC rules that allow companies to furnish proxy materials to shareowners via the internet. If you received a Notice of Internet Availability of Proxy Materials (Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review this proxy statement and our 2023 Annual Report on Form 10-K as well as how to vote by internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice.

We will mail the Notice to certain shareowners by December 21, 2023. We will continue to mail a printed copy of this proxy statement and form of proxy to certain shareowners and we expect that mailing to begin on December 20, 2023.

SHAREOWNERS SHARING THE SAME ADDRESS

SEC rules permit us to deliver only one copy of our annual report and this proxy statement or the Notice to multiple shareowners who share the same address and have the same last name, unless we received contrary instructions from a shareowner. This delivery method, called “householding,” reduces our printing and mailing costs. Shareowners who participate in householding will continue to receive separate proxy cards.

We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement or Notice to any shareowner who received these materials at a shared address. To receive a separate copy, please write or call Rockwell Automation Shareowner Relations, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA, telephone: +1 (414) 382-8410.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of our annual report and proxy statement or Notice in the future, please contact Broadridge Financial Solutions, Inc. (Broadridge), either by calling +1 (800) 542-1061 (toll free in the United States and Canada only) or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, USA. You will be removed from the householding program within 30 days.

Any shareowners of record who share the same address and wish to receive only one copy of future Notices or proxy statements and annual reports for their household should contact Rockwell Automation Shareowner Relations at the address or telephone number listed above.

If you hold your shares in street name with a broker or other nominee, please contact them for information about householding.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

WHAT AM I VOTING ON?

You will be voting on whether to:

•	elect as directors the two nominees named in this proxy statement;
•	approve on an advisory basis the compensation of our named executive officers; and
•	approve the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2024.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on December 11, 2023, the record date for the meeting, may vote at the Annual Meeting. Each shareowner of record is entitled to one vote for each share of our common stock held on the record date. On December 11, 2023, 114,581,741 shares of our common stock were outstanding and entitled to vote.

SHAREOWNER OF RECORD

You are considered a shareowner of record of our common stock if your shares are registered directly in your name with our transfer agent, EQ Shareowner Services (formerly Wells Fargo Shareowner Services).

STREET NAME SHAREOWNER

If you hold shares through a bank, broker or other nominee, you are considered a “beneficial owner” of shares held in “street name”. If you hold shares in street name on the record date, you are entitled to vote them through your bank, broker or nominee who will send you these proxy materials and voting instructions.

HOW MAY I ATTEND THE ANNUAL MEETING?

Shareowners as of December 11, 2023, the record date, or individuals authorized as their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in street name through a broker or other nominee, you will need to provide a copy of a brokerage statement reflecting your stock ownership as of the record date to be admitted to the Annual Meeting. Instructions for obtaining an admission card are on the inside back cover page of this proxy statement. You will find directions and instructions for parking and entering the building on your admission card.

HOW DO I VOTE MY SHARES?

We encourage shareowners to vote their shares in advance of the Annual Meeting even if they plan to attend. Shareowners may vote in-person at the Annual Meeting. If you are a record holder and wish to vote in-person at the meeting, you may vote by obtaining a ballot at the meeting. If you hold your shares in street name and wish to vote in-person at the meeting, you should contact your broker or other nominee to obtain a broker’s proxy card and bring it, together with proper identification and your brokerage statement reflecting your stock ownership as of the record date, to the meeting.

In addition, you may vote by proxy:

•	if you received a Notice, by submitting the proxy over the internet by following the instructions on the Notice; and
•	if you received a paper copy of the proxy materials:
•	for shareowners of record and participants in our savings plans and EQ Shareowner Services Plus Plan (dividend reinvestment and stock purchase plan), by completing, signing and returning the enclosed proxy card or direction card, or via the internet or by telephone; or
•	for shares held in street name, by using the method directed by your broker or other nominee. You may vote over the internet or by telephone if your broker or nominee makes those methods available, in which case they will provide instructions with your proxy materials.

HOW WILL MY PROXY BE VOTED?

If you properly complete, sign and return a proxy or use our telephone or internet voting procedures to authorize the named proxies to vote your shares, your shares will be voted as specified. If your proxy card is signed but does not contain specific instructions, your shares will be voted as recommended by our Board, subject to applicable NYSE regulations.

For shareowners participating in our savings plans or in the EQ Shareowner Services Plus Plan, the trustee or administering bank will vote the shares that it holds for a participant’s account only in accordance with instructions given in a signed, completed and returned proxy card or direction card, or in accordance with instructions given pursuant to our internet or telephone voting procedures. If they do not receive instructions, the shares will not be voted. To allow sufficient time for voting by the trustees of the savings plans, your voting instructions for shares held in the plans must be received by February 2, 2024.

MAY I CHANGE MY PROXY AFTER I VOTE MY SHARES?

For shareowners of record, you may revoke or change your proxy at any time before it is voted at the Annual Meeting by:

•	delivering a written notice of revocation to the Secretary of the Company;

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	77

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•	submitting a properly signed proxy card with a later date;
•	casting a later vote using the telephone or internet voting procedures; or
•	voting in-person at the Annual Meeting (except for shares held in the savings plans).

If you hold your shares in street name, you must contact your broker or other nominee to revoke or change your proxy. Your proxy is not revoked simply because you attend the Annual Meeting.

WILL MY VOTE BE CONFIDENTIAL?

It is our policy to keep confidential all proxy cards, ballots and voting tabulations that identify individual shareowners, except (i) as may be necessary to meet any applicable legal requirements, and (ii) in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. Representatives of Broadridge will tabulate votes and act as the independent inspector of election at this year’s meeting. The independent inspector of election and any employees involved in processing proxy cards or ballots and tabulating the vote are required to comply with this policy of confidentiality.

WHAT IS REQUIRED FOR THERE TO BE A QUORUM AT THE ANNUAL MEETING?

Holders of at least a majority of the shares of our common stock issued and outstanding on the record date for the Annual Meeting must be present, in-person or by proxy, for there to be a quorum in order to conduct business at the meeting.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH OF THE PROPOSALS?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Plurality of votes cast	No
Advisory Approval of Executive Compensation	Majority of votes cast	No
D&T Appointment	Majority of votes cast	Yes

ELECTION OF DIRECTORS

Directors are elected by a plurality of votes cast. This means that the two nominees for election as directors who receive the greatest number of votes cast by the holders of our common stock entitled to vote at the meeting will become directors. In an uncontested election where the number of nominees equals the number of director seats up for election, all the nominees will be elected and withhold votes will have no effect, in each case as long as there is a quorum and somebody votes for their election. The election of directors, however, is subject to our director resignation policy if a director fails to receive a majority vote.

Our Guidelines on Corporate Governance set forth our policy if a director is elected by a plurality of votes cast but receives a greater number of votes “withheld” from his or her election than votes “for” such election. In an uncontested election, any nominee for director who receives more votes “withheld” than votes “for” his or her election must promptly tender his or her resignation to the Board. The Board Composition and Corporate Governance Committee will consider the resignation offer and make a recommendation to the Board. The Board will act on the tendered resignation within 90 days following certification of the election results. The Board Composition and Corporate Governance Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the shareowners withheld votes from the director, the director’s tenure, the director’s qualifications, the director’s past and expected contributions to the Board, and the overall composition of the Board. We will promptly disclose the Board’s decision regarding whether to accept or reject the director’s resignation offer in a Form 8-K furnished to the SEC. If the Board rejects the tendered resignation or pursues any additional action, the disclosure will include the rationale behind the decision. Any director who tenders his or her resignation may not participate in the Board Composition and Corporate Governance Committee deliberations and recommendation or in the Board’s decision whether to accept or reject the resignation offer.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

An affirmative vote of the holders of a majority of the voting power of our common stock present in-person or represented by proxy and entitled to vote on the matter is necessary to approve on an advisory basis the compensation of our NEOs, although such vote will not be binding on us.

D&T APPOINTMENT

An affirmative vote of the holders of a majority of the voting power of our common stock present in-person or represented by proxy and entitled to vote on the matter is necessary to approve the D&T appointment.

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	78

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HOW ARE VOTES COUNTED?

Under Delaware law and our certificate of incorporation and by-laws, all votes entitled to be cast by shareowners present in-person or represented by proxy at the meeting and entitled to vote on the subject matter, whether those shareowners vote “for”, “against” or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required to approve the D&T appointment and approve on an advisory basis the compensation of our NEOs.

WHAT IS THE EFFECT OF AN ABSTENTION?

The shares of a shareowner who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in-person or represented by proxy. An abstention from voting on a matter by a shareowner present in-person or represented by proxy at the meeting has no effect on the election of directors, but has the same legal effect as a vote “against” the proposals to approve the compensation of our NEOs and the D&T appointment.

HOW WILL VOTES BE COUNTED ON SHARES HELD THROUGH BROKERS?

Brokers are not entitled to vote on the election of directors or the advisory proposal to approve the compensation of our NEOs unless they receive voting instructions from the beneficial owner. However, under NYSE rules, brokers may use discretionary authority to vote on “routine” items such as the ratification of auditor. If a broker does not receive voting instructions, the broker may return a proxy card voting on routine items with no vote on the election of directors and the advisory proposal to approve the compensation of our NEOs, which is usually referred to as a broker non-vote. The shares of a shareowner whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is represented by proxy. A broker non-vote has no effect on the election of directors or the advisory proposal to approve the compensation of our NEOs.

CAN I RECEIVE ELECTRONIC ACCESS TO SHAREOWNER MATERIALS?

As noted above, SEC rules permit us to furnish proxy materials to shareowners via the internet. However, we may choose to continue to provide printed copies to certain shareowners. If we send you printed copies, you can help us reduce the environmental impact of our Annual Meeting by electing to access proxy statements, annual reports and related materials electronically instead of receiving these documents in print. You must have an e-mail account and access to the internet and expect to have such access in the future to be eligible for electronic access to these materials. To enroll for these services, please go to https://enroll.icsdelivery.com/rok_ or visit our website at www.rockwellautomation.com, click on “Investors”, then click on “Contact Us”, and you will find the link under the subheading “Electronic Delivery” under “Transfer Agent & Dividends”. If you own your shares through a broker or other nominee, you may contact them directly to request electronic access.

Your consent to electronic access will be effective until you revoke it. You may cancel your consent at no cost to you at any time by going to https://enroll.icsdelivery.com/rok_ and following the instructions or by contacting your broker or other nominee.

EXPENSES OF SOLICITATION

We will bear the cost of the solicitation of proxies. We are soliciting proxies by mail, e-mail and through the Notice. Proxies also may be solicited personally, or by telephone or facsimile, by a few of our regular employees without additional compensation. In addition, we have hired Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, for $17,500 plus associated costs and expenses to assist in the solicitation. We will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	79

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON FEBRUARY 6, 2024

This proxy statement and the Annual Report on Form 10-K for our fiscal year ended September 30, 2023, are available to you on the internet at www.proxyvote.com.

To view this material, you will need your control number from your proxy card.

The Annual Meeting (for shareowners as of the December 11, 2023 record date) will be held on February 6, 2024, at 5:30 p.m. CST at Rockwell Automation Global Headquarters, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA.

For directions to the Annual Meeting and to vote in-person, please call Shareowner Relations at +1 (414) 382-8410.

Shareowners will vote at the Annual Meeting on whether to:

1)	elect Alice L. Jolla and Lisa A. Payne as directors;
2)	approve on an advisory basis the compensation of our named executive officers as described in the proxy statement; and
3)	approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2024.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TWO NAMED DIRECTORS AND THE PROPOSALS TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND SELECTION OF DELOITTE & TOUCHE LLP.

December 13, 2023

ROCKWELL AUTOMATION | FY2023 PROXY STATEMENT	80

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ADMISSION TO THE 2024 ANNUAL MEETING

You will need an admission card (or other proof of stock ownership) and proper identification for admission to the Annual Meeting of Shareowners in Milwaukee, Wisconsin on February 6, 2024. If you plan to attend the Annual Meeting, please be sure to request an admission card by:

•	marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;
•	indicating your desire to attend the meeting through our internet voting procedure; or
•	calling our Shareowner Relations line at +1 (414) 382-8410.

An admission card will be mailed to you if:

•	your Rockwell Automation shares are registered in your name; or
•	your Rockwell Automation shares are held in the name of a broker or other nominee and you provide written evidence of your stock ownership as of the December 11, 2023 record date, such as a brokerage statement or letter from your broker.

Your admission card will serve as verification of your ownership.

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Rockwell Automation

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - **Go to www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 5, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the environmental impact of mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 (toll-free for US and Canada Shareowners only)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 5, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Rockwell Automation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by February 2, 2024.

NOTE: If you transmit your voting instructions by internet or telephone, you DO NOT NEED TO MAIL BACK your proxy card. Your internet or telephone instructions will authorize the proxies in the same manner as if you returned a signed proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26628-P99611 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ROCKWELL AUTOMATION, INC.

The Board of Directors recommends a vote FOR each of the Nominees listed below.

	For All	Withhold All	For All Except
A. To elect as directors of Rockwell Automation, Inc. the nominees listed below:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Alice L. Jolla
02) Lisa A. Payne

The Board of Directors recommends a vote FOR proposals B and C.

	For	Against	Abstain
B. To approve, on an advisory basis, the compensation of the Corporation's named executive officers.	☐	☐	☐
C. To approve the selection of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm for fiscal 2024.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

Address changes and comments can be directed to Rockwell Automation's Shareowner Relations Department at shareownerrelations@ra.rockwell.com

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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ROCKWELL AUTOMATION, INC.

ANNUAL MEETING OF SHAREOWNERS
TUESDAY, FEBRUARY 6, 2024
5:30 PM CST

YOUR VOTE IS IMPORTANT!
YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL. SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS PROXY CARD.

IF YOU DID NOT RECEIVE PAPER COPIES OF THE ROCKWELL AUTOMATION NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K BECAUSE YOU CONSENTED TO VIEW THEM ON THE INTERNET, GO TO THE FOLLOWING INTERNET ADDRESS:

NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K: www.ProxyVote.com

FOLD AND DETACH HERE

V26629-P99611

PROXY CARD
ROCKWELL AUTOMATION, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William P. Gipson, Donald R. Parfet and Rebecca W. House, jointly and severally, proxies, with full power of substitution, to vote shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at Rockwell Automation, Inc., 1201 South Second Street, Milwaukee, Wisconsin, on February 6, 2024 or any postponement or adjournment thereof. SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED OR, IF NO SPECIFICATION IS MADE, "FOR" THE ELECTION OF THE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS AND "FOR" PROPOSALS B AND C, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE; NO BOXES NEED TO BE CHECKED.

(continued and to be dated and signed on the other side)

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Rockwell Automation

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - **Go to www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 2, 2024. Have your direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the environmental impact of mailing proxy materials, you can consent to receiving all future proxy statements, direction cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 (toll-free for US and Canada Shareowners only)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 2, 2024. Have your direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your direction card and return it in the postage-paid envelope we have provided or return it to Rockwell Automation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by February 2, 2024.

NOTE: If you transmit your voting instructions by internet or telephone, you DO NOT NEED TO MAIL BACK your direction card. Your internet or telephone instructions will authorize the proxies in the same manner as if you returned a signed direction card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26630-Z86225 KEEP THIS PORTION FOR YOUR RECORDS

THIS DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ROCKWELL AUTOMATION, INC.

The Board of Directors recommends a vote FOR each of the Nominees listed below.

	For All	Withhold All	For All Except
A. To elect as directors of Rockwell Automation, Inc. the nominees listed below:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Alice L. Jolla
02) Lisa A. Payne

The Board of Directors recommends a vote FOR proposals B and C.

	For	Against	Abstain
B. To approve, on an advisory basis, the compensation of the Corporation's named executive officers.	☐	☐	☐
C. To approve the selection of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm for fiscal 2024.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

Address changes and comments can be directed to Rockwell Automation's Shareowner Relations Department at shareownerrelations@ra.rockwell.com

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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ROCKWELL AUTOMATION, INC.

ANNUAL MEETING OF SHAREOWNERS
TUESDAY, FEBRUARY 6, 2024
5:30 PM CST

YOUR VOTE IS IMPORTANT!
YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL. SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

IF YOU DID NOT RECEIVE PAPER COPIES OF THE ROCKWELL AUTOMATION NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K BECAUSE YOU CONSENTED TO VIEW THEM ON THE INTERNET, GO TO THE FOLLOWING INTERNET ADDRESS:

NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K: www.ProxyVote.com

FOLD AND DETACH HERE

V26631-Z86225

DIRECTION CARD
ROCKWELL AUTOMATION, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE AND
BANCO POPULAR DE PUERTO RICO, TRUSTEE

You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell Automation common stock held for this account in the savings plans of Rockwell Automation, Inc. (Rockwell Automation Retirement Savings Plan, Rockwell Automation 1165(e) Plan and Sensia 401(k) Savings Plan) at the Annual Meeting of Shareowners of Rockwell Automation, Inc. to be held at Rockwell Automation, Inc., 1201 South Second Street, Milwaukee, Wisconsin, on February 6, 2024, and at any postponement or adjournment thereof, as follows:

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, CHECK THE BOXES "FOR" PROPOSALS A, B AND C, THEN SIGN, DATE AND RETURN THIS CARD BY FEBRUARY 2, 2024.

If you do not provide voting directions by February 2, 2024 the shares attributable to this account in savings plans of Rockwell Automation will not be voted.

(continued and to be dated and signed on the other side)